UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
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SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )
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SAGA COMMUNICATIONS, INC.

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SAGA COMMUNICATIONS, INC.
73 Kercheval Avenue
Grosse Pointe Farms, Michigan 48236
NOTICE OF ANNUAL MEETING
May 11, 2020
To the Stockholders of
Saga Communications, Inc.
Notice is hereby given that the Annual Meeting of the Stockholders of Saga Communications, Inc. (the “Company”) will be held at the Company’s corporate offices, 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236, on Monday, May 11, 2020, at 10:00 a.m., Eastern Daylight Time (the “Annual Meeting”), for the following purposes:
(1)
To elect directors for the ensuing year and until their successors are elected and qualified;

(2)
To ratify the appointment of UHY LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)
To re-approve the material terms of the Chief Executive Officer Annual Incentive Plan;

(4)
To adopt, by a non-binding advisory vote, a resolution approving the compensation of our named executive officers as described in the proxy statement;

(5)
To approve the reincorporation of the Company from the State of Delaware to the State of Florida.

(6)
To vote on a stockholder proposal to amend the Company’s articles of incorporation and/or bylaws to adopt a majority voting standard in uncontested director elections; and

(7)
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.
We are monitoring developments regarding the coronavirus, or COVID-19, and preparing in the event any changes for our Annual Meeting are necessary or appropriate. If we decide to make any change, such as to the date or location, or to hold the meeting solely by remote communication, we will announce the change in advance and post details, including instructions on how stockholders can participate, on our website at www.sagacommunications.com, and file them with the SEC. We also recommend that you visit our website to confirm the status of the Annual Meeting before planning to attend in person.
Stockholders of record on March 16, 2020 will be entitled to notice of and to vote at this Annual Meeting. You are invited to attend the Annual Meeting. Whether or not you plan to attend in person, you are urged to sign and return immediately the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you are a stockholder of record and attend the Annual Meeting.
By Order of the Board of Directors,
MARCIA LOBAITO
Secretary
April 16, 2020
Please complete, sign and date the enclosed proxy and mail it as promptly as possible. If you attend the Annual Meeting and vote in person, the proxy will not be used.

Important Notice Regarding the Availability of Proxy Materials for Annual Meeting of Stockholders to Be Held on May 11, 2020.
This proxy statement and our 2019 Annual Report are available at: www.envisionreports.com/SGA.
You may obtain directions to the Annual Meeting by sending a written request to Saga Communications, Inc., Attention: Chief Financial Officer, 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236.

i

SAGA COMMUNICATIONS, INC.
73 Kercheval Avenue
Grosse Pointe Farms, Michigan 48236
PROXY STATEMENT
Annual Meeting of Stockholders
May 11, 2020
INTRODUCTION
This proxy statement is furnished in connection with the solicitation of proxies by Saga Communications, Inc. (the “Company”) on behalf of the Board of Directors (the “Board”) to be used at the Annual Meeting of Stockholders to be held on Monday, May 11, 2020 (the “Annual Meeting”), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of the Annual Meeting. All stockholders of record of our Class A Common Stock and Class B Common Stock (collectively, the “Common Stock”) at the close of business on March 16, 2020, will be entitled to vote. The stock transfer books will not be closed. This proxy statement and the accompanying proxy card were first mailed to stockholders on or about April 16, 2020.
Stockholders attending the Annual Meeting may vote by ballot. However, since many stockholders may be unable to attend the Annual Meeting, the Board is soliciting proxies so that each stockholder at the close of business on the record date has the opportunity to vote on the proposals to be considered at the Annual Meeting. Please be advised that, we are monitoring developments regarding the coronavirus, or COVID-19, and preparing in the event any changes for our Annual Meeting are necessary or appropriate. If we decide to make any change, such as to the date or location, or to hold the meeting solely by remote communication, we will announce the change in advance and post details, including instructions on how stockholders can participate, on our website at www.sagacommunications.com, and file them with the SEC. We also recommend that you visit our website to confirm the status of the Annual Meeting before planning to attend in person.
Registered stockholders can simplify their voting and save us expense by voting by telephone or by the Internet. Telephone and Internet voting information is on the proxy card. Stockholders not voting by telephone or Internet may return the proxy card. Stockholders holding shares through a bank or broker should follow the voting instructions on the form they receive from the bank or broker. The availability of telephone and Internet voting will depend on the bank’s or broker’s voting process.
Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with us, by attending the Annual Meeting and voting in person, or by notifying us of the revocation in writing to our Chief Financial Officer (“CFO”) at 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236. Proxies received in time for the voting and not revoked will be voted at the Annual Meeting in accordance with the directions of the stockholder. Any proxy which fails to specify a choice will be voted “FOR” the election of each nominee for director listed in Proposal 1, “FOR” Proposals 2, 3, 4, 5, and “AGAINST” Proposal 6.
The holders of record of a majority of the issued and outstanding shares of Common Stock entitled to vote, voting as a single class, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes, present in person or represented by proxy, will constitute a quorum for the transaction of business. In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite amount are present or represented by proxy.
As of March 16, 2020, we had outstanding and entitled to vote 5,043,067 shares of Class A Common Stock and 953,842 shares of Class B Common Stock.
In the election of directors, the holders of Class A Common Stock, voting as a separate class with each share of Class A Common Stock entitled to one vote per share, elect two of our directors. The holders of the Common Stock, voting as a single class with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes, elect the remaining five directors. For Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6, and any other matters to be voted on at the Annual Meeting, the holders of the Common Stock will vote together as a single class, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes.
If you withhold your vote with respect to the election of the directors or abstain from voting on Proposal 2, Proposal 3, Proposal 4, Proposal 5, or Proposal 6, your shares will be counted for purposes of determining a quorum. The two nominees to be elected by holders of Class A Common Stock and the five nominees to be elected by holders of Class A Common Stock and Class B Common Stock, voting together, who receive the greatest number of votes cast for their election will be elected directors. Votes that are withheld will be excluded entirely from the vote on the election of directors and will therefore have no effect on the outcome. With respect to Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6, stockholders may vote in favor of or against the proposal, or abstain from voting. The affirmative vote of a majority of the votes cast by holders of Class A Common Stock and Class B Common Stock, voting together, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes, is required for the adoption of Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6. Abstentions on Proposals 2 and 3 will be treated as votes cast and therefore have the same effect as a vote against the proposals. Although our Board of Directors intends to carefully consider the stockholder votes on Proposal 4, those votes will not be binding on the Board of Directors and are advisory in nature.
If your shares are held in “street name” (the name of a bank, broker, or other nominee), the nominee may require your instructions in order to vote your shares. If you give your nominee instructions, your shares will be voted as directed. If you do not give your nominee instructions and the proposal is considered “routine,” brokers are generally permitted to vote your shares in their discretion. Proposal 2 will be considered routine. For all other proposals, brokers are not permitted to vote your shares in their discretion. Proposal 1, Proposal 3, Proposal 4, Proposal 5, and Proposal 6 will not be considered routine and, therefore, brokers will not have discretionary authority to vote on them. A “broker non-vote” occurs when a broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote those shares. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purposes of determining a quorum, but will not be considered entitled to vote on the proposal in question.
In some instances we may deliver only one copy of this proxy statement and the 2019 Annual Report to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy of the proxy statement and the 2019 Annual Report to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our CFO at (313) 886-7070, and requests in writing should be sent to Saga Communications, Inc., Attention: Chief Financial Officer, 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
To our knowledge, the following table sets forth certain information with respect to beneficial ownership of our Class A Common Stock and Class B Common Stock, as of March 16, 2020, for (i) our Chief Executive Officer (“CEO”), CFO, our other three most highly compensated executive officers as of December 31, 2019, (ii) each of our directors and nominees, (iii) all of our current directors, nominees and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our Class A Common Stock. Unless otherwise indicated, the principal address of each of the stockholders below is c/o Saga Communications, Inc., 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Except as indicated by footnote, each person identified in the table possesses sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock shown held by them. The number of shares of Class A Common Stock and Class B Common Stock outstanding used in calculating the percentage for each listed person includes shares of Class A Common Stock and Class B Common Stock underlying any options held by such person that are exercisable within sixty calendar days of March 16, 2020, but excludes shares of Class A Common Stock and Class B Common Stock underlying any options held by any other person. Percentage of beneficial ownership is based on the total number of shares of Class A Common Stock and Class B Common Stock respectively outstanding as of March 16, 2020.
	Number of Shares		Percent of Class
Name	Class A	Class B	Class A	Class B
Catherine A. Bobinski	15,381(1)(2)(3)	0	*	n/a
Clarke R. Brown, Jr.	5,884(2)	0	*	n/a
Samuel D. Bush	26,354(2)(3)	0	*	n/a
Edward K. Christian	3,077(3)	953,842(4)	*	100.0%
Timothy J. Clarke	3,657(2)	0	*	n/a
Roy F. Coppedge III	3,878(2)	0	*	n/a
Christopher S. Forgy	6,098(2)(3)	0	*	n/a
Warren S. Lada	21,914(2)	0	*	n/a
Marcia K. Lobaito	18,033(2)(3)(5)	0	*	n/a
G. Dean Pearce	1,168(2)	0	*	n/a
Gary G. Stevens	10,811(2)	0	*	n/a
All directors, nominees and executive officers as a group (11 persons)	116,255(6)	953,842(4)	2.3%	100.0%
TowerView LLC	1,170,000(7)	0	23.2%	n/a
T. Rowe Price Associates, Inc.	577,620(8)	0	11.5%	n/a
Royce & Associates, LP	291,573(9)	0	5.78%	n/a
FMR LLC	528,902(10)	0	10.5%	n/a
Dimensional Fund Advisors LP	419,251(11)	0	8.3%	n/a
BlackRock, Inc.	299,868(12)	0	6.0%	n/a

*
Less than 1%

(1)
Includes 701 shares of Class A Common Stock with shared voting or dispositive power.

(2)
Includes the following grant of Class A Common Restricted Stock (without any reduction for sales of such restricted stock) which vest in one-third increments on November 6, 2018, 2019, and 2020 unless reporting person is no longer an employee or director, respectively, on the applicable date (if, however, the reporting person is an employee or director, respectively, on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest): Ms. Bobinski, 2,435 shares; Mr. Brown, 390 shares; Mr. Bush, 3,915 shares; Mr. Clarke, 400 shares; Mr. Coppedge, 390 shares; Mr. Lada, 4,270 shares;

Ms. Lobaito, 2,670 shares, Mr. Pearce, 155 shares, Mr. Stevens, 790 shares; and Mr. Forgy, 485 shares. Also, includes the following grant of Class A Common Restricted Stock which vest in one-third increments on November 6, 2019, 2020, and 2021 unless reporting person is no longer an employee or director, respectively, on the applicable date (if, however, the reporting person is an employee or director, respectively, on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest): Ms. Bobinski, 2,204 shares; Mr. Brown, 468 shares; Mr. Bush, 3,857 shares; Mr. Clarke, 599 shares; Mr. Coppedge, 468 shares; Ms. Lobaito, 2,369 shares; Mr. Pearce, 468 shares; Mr. Stevens, 944 shares; and Mr. Forgy, 1,570 shares. In addition, includes the following grant of Class A Common Restricted Stock which vest in one-third increments on November 6, 2020, 2021, and 2022 unless reporting person is no longer an employee or director, respectively, on the applicable date (if, however, the reporting person is an employee or director, respectively, on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest): Ms. Bobinski, 2,564 shares; Mr. Brown, 545 shares; Mr. Bush, 4,487 shares; Mr. Clarke, 697 shares; Mr. Coppedge, 545 shares; Ms. Lobaito, 2,796 shares; Mr. Pearce, 545 shares; Mr. Stevens, 1,098 shares; Mr. Lada, 545 shares, and Mr. Forgy, 2,740 shares.
(3)
Includes shares owned indirectly through the Company’s 401(k) Plan as follows: Ms. Bobinski, 600 shares; Mr. Bush, 1,317 shares; Mr. Christian, 3,077 shares; Ms. Lobaito, 600 shares; and Mr. Forgy, 230 shares.

(4)
Includes the grant of 29,000 shares of Class B Common Restricted Stock which vest in one-third increments on November 6, 2018, 2019, and 2020, unless reporting person is no longer an employee on the applicable date (if, however, the reporting person is an employee on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest). In addition, includes the grant of 36,629 shares of Class B Common Restricted Stock which vest in one-third increments on November 6, 2019, 2020, and 2021, unless reporting person is no longer an employee on the applicable date (if, however, the reporting person is an employee on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest). Also, includes the grant of 44,321 shares of Class B Common Restricted Stock which vest in one-third increments on November 6, 2020, 2021, and 2022, unless reporting person is no longer an employee on the applicable date (if, however, the reporting person is an employee on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest).

(5)
Includes 1,077 shares of Class A Common Stock with shared voting or dispositive power.

(6)
Includes an aggregate grant of 18,495 shares of Class A Common Restricted Stock which vest in one-third increments on November 6, 2018, 2019, and 2020, unless reporting person is no longer an employee or director, respectively, on the applicable date (if, however, the reporting person is an employee or director, respectively, on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest), an aggregate grant of 12,947 shares of Class A Common Restricted Stock which vest in one-third increments on November 6, 2019, 2020, and 2021, unless reporting person is no longer an employee or director, respectively, on the applicable date (if, however, the reporting person is an employee or director, respectively, on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest), and an aggregate grant of 16,562 shares of Class A Common Restricted Stock which vest in one-third increments on November 6, 2020, 2021, and 2022, unless reporting person is no longer an employee or director, respectively, on the applicable date (if, however, the reporting person is an employee or director, respectively, on the occurrence or deemed occurrence of a change-in-control, all restricted stock shall vest). In addition, includes 5,824 shares owned indirectly through the Company’s 401(k) Plan. Also, includes 1,778 shares of Class A Common Stock with shared voting or dispositive power.

(7)
According to its Form 4 filed with the SEC on May 22, 2019, TowerView LLC, a Delaware limited liability company controlled by Daniel R. Tisch, has sole voting and dispositive power with respect to 1,170,000 shares. The principal address of TowerView LLC is 460 Park Avenue, New York, New York, 10022.

(8)
According to their most recent joint Schedule 13G/A filed with the SEC on February 14, 2020, T. Rowe Price Associates, Inc., an investment adviser, and T. Rowe Price Small-Cap Value Fund, Inc., an investment company, have sole voting power with respect to 127,303 and 577,620 shares, respectively, and have sole dispositive power with respect to 577,620 and 0 shares, respectively. Their principal address is 100 E. Pratt Street, Baltimore, Maryland 21202.

(9)
According to its most recent Schedule 13G/A filed with the SEC on January 29, 2020, Royce & Associates, LP is an investment adviser, and has sole voting and dispositive power with respect to 291,573 shares. The principal address of Royce & Associates, LP is 745 Fifth Avenue, New York, New York 10151.

(10)
According to its most recent joint Schedule 13G/A filed with the SEC on February 7, 2020, the 528,902 shares reported reflect securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, as a parent holding company, certain of its subsidiaries and affiliates, and other companies. Sole power to vote or direct the voting of 91,130 shares resides with the boards of trustees of various investment companies advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC. FMR LLC, certain of its subsidiaries and affiliates, and other companies have sole dispositive power with respect to 528,902 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, and as such, may be deemed to form a controlling group with respect to FMR LLC. The principal address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(11)
According to its most recent Schedule 13G/A filed with the SEC on February 12, 2020, Dimensional Fund Advisors LP (“Dimensional Fund”) is an investment adviser to four investment companies and an investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (the “Funds”), and in certain cases, its subsidiaries may act as an adviser or sub-adviser to certain of the Funds. Dimensional Fund and its subsidiaries may be deemed to be the beneficial owner of shares owned by the Funds. Dimensional Fund disclaims beneficial ownership of such shares. The principal address of Dimensional Fund is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(12)
According to its most recent Schedule 13G/A filed with the SEC on February 6, 2020, BlackRock, Inc., as a parent holding company, has sole voting power with respect to 292,579 and sole dispositive power with respect to 299,868 shares held by various of its subsidiaries. The principal address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

PROPOSAL 1 — ELECTION OF DIRECTORS
The persons named below have been nominated for election as directors at the Annual Meeting. The directors who are elected shall hold office until the 2021 Annual Meeting of Stockholders and the election and qualification of their successors. It is intended that the two persons named in the first part of the following list will be elected by the holders of Class A Common Stock voting as a separate class with each share of Class A Common Stock entitled to one vote per share, and that the five persons named in the second part of the list will be elected by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. In accordance with Delaware General Corporation Law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. This means the director nominees receiving the highest number of “FOR” votes will be elected as directors.
All nominees are members of the present Board. Each of the nominees for director has consented to being named a nominee in this proxy statement and has agreed to serve as a director, if elected at the Annual Meeting. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board may select.
The following table provides information as of the date of this proxy statement about each nominee. The information presented includes information that each director has given us about his age, all positions he holds, and his principal occupation and business experience for at least the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes, and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our director nominees, as required by our Corporate Governance Guidelines, possess the highest personal and professional ethics, integrity and values and are committed to representing the long-term interests of the stockholders as a whole. Further, each nominee has demonstrated business acumen as well as a commitment of service to our Board.
The Board recommends a vote “FOR” each of the following nominees:
Name and Age	Principal Occupation During the Past Five Years	Director Since
Directors to be elected by holders of Class A Common Stock:
Roy F. Coppedge III, 72
Senior Advisor, BV Investment Partners (formerly Boston Ventures Management) from 2012 to 2017. From 1983 to 2012, Mr. Coppedge was Managing Director of BV Investment Partners.
We believe that Mr. Coppedge’s qualifications to sit on our Board include his more than twenty-five years in the private equity investment industry, primarily at a firm that has made investments in seventy-eight private companies that have operated in the specific industries: media, communications, broadcasting, entertainment, and information and business services.
June 2013
G. Dean Pearce, 58
CEO of Pearce Development, LLC and a member of the Executive Board of the Radio Music License Committee.
We believe that Mr. Pearce’s qualifications to sit on our Board include his thirty years in the broadcast industry, including the creation of his own broadcast enterprise, Apex Media Corporation, and senior positions in Progressive Communications and Radio South, owners of highly successful radio properties in the southeast.
May 2017

Name and Age	Principal Occupation During the Past Five Years	Director Since
Directors to be elected by holders of Class A and Class B Common Stock, voting together:
Edward K. Christian, 75	President, CEO and Chairman of Saga Communications, Inc. and its predecessor since 1986.	March 1992
We believe that Mr. Christian’s qualifications to sit on our Board include his more than fifty years of professional service in the broadcast industry, including his more than thirty-five years as our founder and our Chairman, CEO, and President.
Timothy J. Clarke, 75
President and Owner, Clarke Company from 1987 to present. Mr. Clarke is also the Chairman of Gulfside Bank, a full service community bank in Sarasota, Florida.
We believe that Mr. Clarke’s qualifications to sit on our Board include his more than twenty-five years in the advertising and public relations industry, including twenty as president of a full service advertising and public relations agency servicing markets that included radio and television, as well as his involvement in the startup and management of three community banks.
December 2013
Gary G. Stevens, 80
Managing Director, Gary Stevens & Co. (a media broker) since 1988. From 1977 to 1985, Mr. Stevens was Chief Executive Officer of the broadcast division of Doubleday & Co. From 1986 to 1988, Mr. Stevens was a Managing Director of the then Wall Street investment firm of Wertheim, Schroder & Co.
We believe that Mr. Stevens’ qualifications to sit on our Board include his more than fifty years in the broadcast industry, including eight as chief executive officer of a major broadcast group. In addition, his experience as a managing director of an investment firm and his knowledge of capital and finance are of significant value to the Company.
July 1995
Clarke R. Brown, Jr., 79
Retired; President of Jefferson-Pilot Communications Company from 1991 to June 2005.
We believe that Mr. Brown’s qualifications to sit on our Board include his thirty-eight years in the broadcast industry, including fourteen years as President of the radio division of a then-public company.
July 2004
Warren Lada, 65
Retired; Chief Operating Officer of the Company from March 2016 to June 30, 2018. Mr. Lada began his broadcast career in 1976 and served in various capacities for several broadcast companies before joining Saga in 1991. He initially served as General Manager of WAQY, Rock 102 in Springfield, MA and Regional Vice President for Saga Communications of New England. Mr. Lada held several positions during his twenty-seven years with the Company.
We believe that Mr. Lada’s qualifications to sit on our Board include his twenty-seven years in the broadcast industry working for Saga, including over two years as Chief Operating Officer of the Company.
May 2018

CORPORATE GOVERNANCE
We are committed to having sound corporate governance principles. Having such principles is essential to maintaining our integrity in the marketplace and ensuring that we are managed for the long-term benefit of our stockholders. Our business affairs are conducted under the direction of our Board. Our Board strives to ensure the success and continuity of our business through the selection of a qualified management team. It is also responsible for ensuring that our activities are conducted in a responsible and ethical manner.
Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and charters for both the Finance and Audit Committee and the Compensation Committee are posted on the “Investor Relations — Corporate Governance” page of our website at www.sagacommunications.com, and will be provided free of charge to any stockholder upon written request to our corporate Secretary at our corporate headquarters.
We are a “controlled company” under the NASDAQ’s corporate governance listing requirements because more than 50% of the combined voting power of our Common Stock (Class A and Class B shares) is held by Mr. Christian, our President, CEO, and Chairman. Mr. Christian owns approximately 65% of the combined voting power of our Class A and Class B Common Stock with respect to those matters on which Class B Common Stock is entitled to ten votes per share. As such, we are not required: (i) to have a majority of our directors be “independent,” (ii) to have the compensation of our CEO determined or recommended to a board of directors by a compensation committee comprised of independent directors or by a majority of the independent directors on such board of directors, or (iii) to have director nominations either selected, or recommended for the board of directors’ selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors. Although not required, we have, as disclosed below, adhered to (i) and (ii) above.
Board of Directors
Director Independence
Our Board has determined that Mr. Brown, Mr. Clarke, Mr. Coppedge, and Mr. Stevens are “independent” directors within the meaning of the NASDAQ’s listing requirements and based on the Board’s application of the standards of independence set forth in our Corporate Governance Guidelines. Prior to the election of directors, and following the election of directors at the Annual Meeting, independent directors constituted, and will constitute, respectively, a majority of the Board.
Board Meetings; Lead Director
Our Board held a total of six meetings during 2019. Each incumbent director attended at least 75% of the total number of meetings of the Board and any committees of the Board on which he served during 2019. Although not required, three of our directors attended the 2019 Annual Meeting of Stockholders. Edward Christian and Warren Lada attended in person and Gary Stevens attended telephonically. The Board has designated the longest serving independent member of the Board, Mr. Stevens, as the Lead Director to preside at regularly scheduled non-management executive sessions of the Board.
Communications with the Board
Stockholders and interested parties may communicate with the Board or any individual director by sending a letter to Saga Communications, Inc., 73 Kercheval Ave., Grosse Pointe Farms, Michigan 48236, Attention: Lead Director (or any individual director or directors). The CFO or the corporate Secretary will receive the correspondence and forward it to the Lead Director or to the individual director or directors to whom the communication is directed. The CFO and the corporate Secretary are authorized to review, sort and summarize all communications received prior to their presentation to the Lead Director or to the individual director or directors to whom the communication is addressed. If such communications are not a proper matter for Board attention, such individuals are authorized to redirect such communication to the appropriate department. For example, stockholder requests for materials or information will be redirected to investor relations personnel.

Corporate Governance Guidelines
Our Corporate Governance Guidelines, along with certain charters of the Board’s committees, provide the framework under which we are governed. The Corporate Governance Guidelines address the functions and responsibilities of our Board and provide a consistent set of principles for the Board members and management to follow while performing their duties. The Corporate Governance Guidelines are consistent with the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and NASDAQ’s listing requirements. Our Corporate Governance Guidelines address, among other things:
•
director qualification and independence standards;

•
the duties and responsibilities of the Board and management;

•
regular meetings of the independent directors;

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how persons are nominated by the Board for election as directors;

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limitations on Board service;

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the principles for determining director compensation;

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the organization and basic function of Board committees;

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the annual compensation review of the CEO and other executive officers;

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the Board’s responsibility for maintaining a management succession plan;

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director access to senior management and the ability of the Board and its committees to engage independent advisors; and

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the annual evaluation of the performance of the Board and its committees.

Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics applies to all of our directors, officers, and employees, including the CEO, CFO, and Corporate Controller. The Code of Business Conduct and Ethics addresses those areas in which we must act in accordance with law or regulation, and also establishes the responsibilities, policies, and guiding principles that will assist us in our commitment to adhere to the highest ethical standards and to conduct our business with the highest level of integrity. Any amendments to the Code of Business Conduct and Ethics applying to, as well as any waivers granted to, the CEO, CFO, Corporate Controller or person performing similar functions relating to the code of ethics definition enumerated in Item 406(b) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be disclosed on our website.
Board Committees and Their Functions
Our Board has a Finance and Audit Committee and a Compensation Committee. The charters of the Finance and Audit Committee and the Compensation Committee are available on our website.
Finance and Audit Committee
The members of the Finance and Audit Committee currently consist of Messrs. Clarke, Coppedge, and Pearce. Mr. Clarke is the Chairman of the Finance and Audit Committee. The Board designated Mr. Clarke as an “audit committee financial expert” as that term is defined in the SEC rules. The Board has determined that all members of the Finance and Audit Committee are independent as required by the rules of the SEC, and that Messrs. Clarke and Coppedge are independent under the NASDAQ’s listing requirements. Additionally, Mr. Pearce is not considered “independent” under the NASDAQ listing requirements as a result of his ownership and position in each of Apex Media Corporation (“AMC”) and Pearce Development, LLC f/k/a Apex Real Property, LLC (“ARP”). Mr. Pearce owns all of the issued and outstanding equity interests in each of AMC and ARP, and also serves as President of each of these companies. Effective as of September 1, 2017, we purchased from AMC and ARP substantially all of the assets related to the operation of certain South Carolina radio and translator stations. While Mr. Pearce is considered independent under the SEC rules, because he is the owner and President of each of AMC and ARP,

Mr. Pearce is not considered “independent” under the NASDAQ listing requirements. However, given Mr. Pearce’s experience handling numerous tax returns and statements, supervising internal books and corporate accountants, and collaborating with outside accounting firms to produce tax returns, we believe Mr. Pearce’s membership on the Finance and Audit Committee is required by the best interests of the Company and its stockholders.
The Finance and Audit Committee is responsible for retaining and overseeing our independent registered public accounting firm and approving the services performed by it; for overseeing our financial reporting process, accounting principles, the integrity of our financial statements, and our system of internal accounting controls; and for overseeing our internal audit function. The Finance and Audit Committee is also responsible for overseeing our legal and regulatory compliance and ethics programs. The Finance and Audit Committee operates under a written charter. The Finance and Audit Committee held four meetings in 2019. See “Finance and Audit Committee Report” below.
Compensation Committee
The Compensation Committee consists of Messrs. Brown and Stevens, each of whom is independent under NASDAQ’s listing requirements. Mr. Stevens is the Chairman of the Compensation Committee. The Compensation Committee is responsible for making a recommendation of the compensation of the CEO without management present, with such recommendation then presented to the Board for final determination. With respect to the compensation of the other executive officers, the CEO provides input and makes recommendations to the Compensation Committee, the Compensation Committee then makes a recommendation to the Board, and the Board decides the compensation to be paid to such executive officers. The Compensation Committee also reviews director compensation and makes recommendations to the Board for the Board’s approval with respect to such review.
The Compensation Committee is also responsible for administering our stock plans, our Second Amended and Restated 2005 Incentive Compensation Plan, as amended (“2005 Incentive Compensation Plan”), and the Chief Executive Officer Annual Incentive Plan, as amended (“CEO Plan”), except to the extent that such responsibilities have been retained by the Board. The Compensation Committee has delegated to management certain day-to-day operational activities related to the stock and incentive compensation plans. The Compensation Committee operates pursuant to a written charter. The Compensation Committee held nine meetings in 2019. See “Compensation Committee Report” below.
Under its charter, the Compensation Committee has the authority to retain and terminate any independent legal, financial, or other advisers it considers necessary to carry out its responsibilities without conferring with or obtaining the approval of management or the Board. This authority includes the authority to retain and terminate any compensation consultant used to assist in evaluation of director, CEO, or executive officer compensation. Under the charter, the Company is required to provide the Compensation Committee with sufficient funding to exercise its authority.
Director Nomination Process
The Board does not have a nominating committee. Rather, due to the size of the Board and the Board’s desire to be involved in the nomination process, the Board as a whole identifies and evaluates each candidate for director, and recommends a slate of director nominees to the stockholders for election at each annual meeting of stockholders. Stockholders may recommend nominees for election as directors by writing to the corporate Secretary.
Criteria and Diversity
In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended nominees, the Board considers the following qualifications: relevant management and/or industry experience; high personal and professional ethics, integrity and values; a commitment to representing the long-term interests of our stockholders as a whole rather than special interest groups or constituencies; independence pursuant to NASDAQ’s guidelines; and an ability and willingness to devote sufficient time to carrying out his or her duties. The Company’s Corporate Governance Guidelines also provide that the Company endeavors to have a Board representing a diverse experience in areas that are relevant to the Company’s activities. All of our directors have relevant management and/or industry experience which they use to provide valuable advice and direction in connection with their oversight of the Company. Every director has been an executive officer responsible for leading and managing his company’s operations. With respect to the nomination of continuing directors for re-election, each individual’s contributions to the Board are also considered. The Company believes that the backgrounds and qualifications of the directors provide a significant composite mix of experience, knowledge and abilities that permit the Board to fulfill its oversight responsibilities. Nominees are not selected or discriminated against on the basis of gender, national origin, disability, race, religion, sexual orientation, or any other basis proscribed by law.
Identifying Director Nominees; Consideration of Nominees of the Stockholders
While the Board does not have a charter detailing the director nomination process, the Board may employ a variety of methods for identifying and evaluating director nominees. The Board regularly assesses the size of the Board, the need for particular expertise on the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director which may come to the Board’s attention through current Board members, professional search firms, stockholders, or other persons. These candidates are evaluated at regular or special meetings of the Board, and may be considered at any point during the year.
The Board will consider candidates recommended by stockholders when the nominations are properly submitted. The deadlines and procedures for stockholder submissions of director nominees are described below under “Stockholder Proposals and Director Nominations for Annual Meetings.” Following verification of the stockholder status of persons recommending candidates, the Board makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Board as part of its review. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the Board, a potential candidate nominated by a stockholder is treated like any other potential candidate during the review process by the Board.
Board Leadership Structure
The Board believes that the Company’s CEO is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Chairman/CEO is totally immersed in the Company’s day-to-day operations and is in the best position to bring his ideas to the independent directors. The independent directors can then use their collective experience, oversight, and expertise to bear in determining the strategies and priorities the Company should follow. The Board believes that the combined role of Chairman and CEO promotes the best interests of the Company and makes the best use of the expertise of the Chairman/CEO and his unique insights into the challenges facing the Company, the opportunities available to the Company, and the operations of the Company. Together, the Chairman/CEO and independent directors develop the strategic direction of the Company. Once developed, management is accountable for the execution of the strategy. The Board believes that this is the appropriate balance of having a fully informed Chairman and independent oversight. In connection with this, the Company’s Corporate Governance Guidelines provide that the independent directors shall meet at least annually in executive session without management or non-independent directors present and that the longest serving independent member of the Board is designated as the “Lead Director” and will preside at such meetings. The Corporate Governance Guidelines also provide that if an actual or potential conflict of interest arises for a director, the director shall promptly inform the CEO and the Lead Director. Further, the Corporate Governance Guidelines provide, as set forth in further detail above, that stockholders wishing to contact the Board may address their correspondence to the Lead Director (or any individual director).
The Board’s Role in Risk Oversight
The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial,

legal, regulatory, cybersecurity, and strategic (with respect to the Company as a whole and with respect to each station and the markets in which each station is located). The Board receives these reports from the appropriate officer within the organization to enable it, pursuant to the Corporate Governance Guidelines, to assess the major risks facing the Company and review options for their mitigation. The Finance and Audit Committee, pursuant to the Finance and Audit Committee’s charter, is required to discuss policies with respect to risk assessment and risk management as relates to the Company’s financial statements and financial reporting process. During the meeting of the Board, the Chairman or any other member of the Finance and Audit Committee reports on any applicable discussion relating to risk to the Board.
FINANCE AND AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.
Our management is responsible for the preparation, presentation, and integrity of our financial statements, the accounting and financial reporting principles, and the internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for an integrated audit of our financial statements and internal control over financial reporting. The integrated audit is designed to express an opinion on our consolidated financial statements and an opinion on the effectiveness of the Company’s internal control over financial reporting. The Finance and Audit Committee’s responsibility is generally to monitor and oversee these processes.
In performing its oversight function, the Finance and Audit Committee:
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Met to review and discuss our audited financial statements for the year ended December 31, 2019 with our management and our independent auditors;

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Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
Received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Finance and Audit Committee concerning independence, and discussed the independent auditors’ independence with them.

While the Finance and Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Finance and Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management. The independent registered public accounting firm is responsible for planning and conducting its audits.
Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Finance and Audit Committee referred to above and in its charter, the Finance and Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.
Finance and Audit Committee
Timothy J. Clarke (Chair), Roy F. Coppedge III, and G. Dean Pearce

PROPOSAL 2 — TO RATIFY APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to the Finance and Audit Committee’s charter, each year the Finance and Audit Committee appoints the Company’s independent auditor, after considering, among other things, the independent auditor’s independence, its services, and its fees for audit and non-audit services. After considering these matters, the Finance and Audit Committee appointed UHY to be our independent registered public accounting firm for the fiscal year ended December 31, 2020.
The Board is asking the stockholders to ratify the appointment of UHY. The holders of the Common Stock will vote together as a single class, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. In accordance with Delaware General Corporation Law the appointment will be ratified by a majority vote of the shares entitled to vote thereon present in person or represented by proxy at the Annual Meeting. Although stockholder ratification of the appointment is not required, if the stockholders do not ratify the appointment, the Finance and Audit Committee will consider such vote in its decision to appoint the independent registered public accounting firm for 2021.
The Finance and Audit Committee and the Company’s Board believe that the retention of UHY as the Company’s independent registered public accounting firm is in the best interest of the Company and its shareholders. Representatives of UHY are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions of stockholders.
Fees Paid to UHY LLP
The following table presents the fees paid by us for professional services rendered by our current independent registered public accounting firm, UHY LLP, for the fiscal years ended December 31, 2019 and 2018.
Fee Category	2019 Fees	2018 Fees
Audit fees	$280,740		$279,543
Audit-related fees	$19,633		$19,633
Tax fees	$41,800		$38,791
All other fees	$—	$
Total fees	$342,173		$337,967
Audit Fees
Audit fees were for professional services rendered and expenses related to the audit of our consolidated financial statements, audit of internal controls, and reviews of the interim consolidated financial statements included in quarterly reports.
Audit-Related Fees
Audit-related fees were for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “audit fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.
Tax Fees
Tax fees were for professional services for federal, state and local tax compliance for the Company’s income tax returns and benefit plans.
Policy for Pre-Approval of Audit and Non-Audit Services
The Finance and Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent auditors are permitted to perform for us under applicable federal securities regulations. As permitted by the applicable regulations, the Finance and Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed by the Finance and Audit Committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others. The Finance and Audit Committee has delegated to the Chair of the Finance and Audit Committee the authority to approve permitted services provided that the Chair reports any decisions to the Finance and Audit Committee at its next scheduled meeting.
The pre-approval policy was implemented effective as of May 6, 2003, as required by the applicable regulations. All engagements of the independent auditor to perform any audit services and non-audit services since that date have been pre-approved by the Finance and Audit Committee in accordance with the pre-approval policy. The policy has not been waived in any instance.
The Board recommends a vote “FOR” ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL 3 — TO RE-APPROVE THE MATERIAL TERMS OF THE
CHIEF EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN
The Board is asking stockholders to re-approve the material terms of the Chief Executive Officer Annual Incentive Plan, as amended (the “CEO Plan”). Stockholders approved the CEO Plan at the Annual Meeting of Stockholders in May 2000, 2005, 2010 and 2015. The CEO Plan provides the CEO with the opportunity to earn an annual performance bonus. Among other reasons, the use of performance driven requirements in the CEO Plan was designed to permit the bonus payments to be fully deductible and exempt from Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended, which generally limits the Company’s deduction for federal income tax purposes for certain compensation in excess of $1 million paid to “covered employees” (generally, the top five named executive officers in the summary compensation table) of a publicly held corporation. Comprehensive federal tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017, which was signed into law on December 22, 2017 (the “Act”), eliminated the performance-based compensation exception to the $1 million limitation, beginning January 1, 2018. The Act, however, provided a transition rule with respect to remuneration which is provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not materially modified after that date. There have been no material changes to the terms of the CEO Plan since it was last amended in January 2005. Additionally, in order for the compensation to be considered “qualified performance-based,” the Section 162(m) regulations generally require that stockholders re-approve the material terms every five years. Because approximately five years have passed since approval of the material terms of the CEO Plan, the Board is submitting this proposal to stockholders for re-approval of the material terms.
The affirmative vote of a majority of the shares entitled to vote thereon present in person or represented by proxy at the Annual Meeting is required to re-approve the material terms of the CEO Plan. If approved, and unless the material terms are subsequently changed, the material terms will meet the stockholder approval requirements of Section 162(m) until 2025. If stockholders fail to approve the proposal, we will still be able to make bonus awards under the CEO Plan, but such awards will be subject to the deduction limit under Section 162(m).
Stockholders are not being asked to approve any amendments to the CEO Plan or to approve the CEO Plan itself under this proposal, but are only being asked to re-approve the material terms of the CEO Plan for compliance with Section 162(m).
A summary of the material terms of the CEO Plan, including the performance goals, is set forth below. This summary is qualified in its entirety by reference to Appendix A to this proxy statement, which contains the CEO Plan in its entirety.
Purpose
The CEO Plan is intended to and was designed to promote the interests of the Company and its stockholders by establishing and providing performance-based incentives in connection with the payment of bonuses to the CEO, while permitting such compensation to be deductible by the Company for federal income tax purposes. The CEO Plan was originally effective as of January 1, 2000, and amended effective as of January 1, 2005.
Description of the Plan
Participation.   Only our CEO is eligible to participate in the CEO Plan.
Administration.   The CEO Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the authority to interpret the CEO Plan, to establish or revise CEO Plan rules and regulations, and to make any determinations necessary to administer the CEO Plan.
Bonus Awards.   Within ninety days after the beginning of each fiscal year, the Compensation Committee establishes a target bonus opportunity for the CEO. The amount of the target bonus actually paid is based on the extent to which pre-established corporate and financial performance goals are met. The performance goals may include any or all of the following, which may be specified on a consolidated, same station, pro forma, per share, and/or segment basis: (i) earnings (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings); (ii) revenue (as measured by operating revenue or net operating revenue); (iii) cash flow; (iv) free cash flow; (v) broadcast cash flow (“BCF”), margins and/or margin growth; (vi) earnings and/or revenue growth; (vii) working capital; (viii) market capitalization; (ix) market revenue performance; (x) achievement and/or maintenance of target stock prices; (xi) stock price growth; (xii) return on equity; (xiii) return on investment; (xiv) return on assets/net assets; and (xv) station market ratings. The goals and the relative weight given to each for any particular year are approved by the Compensation Committee.
The bonus payments under the CEO Plan are calculated at the end of the fiscal year based on the achievement of the annual performance goals. The amount earned is paid in cash after the financial results are available for our fiscal year to which the bonus pertains. In the discretion of the Compensation Committee, the CEO may elect to defer payment of all or any part of any bonus by complying with such procedures as the Compensation Committee may prescribe. The Compensation Committee must certify in writing that the performance criteria have been met prior to any payments under the CEO Plan. If the performance criteria are not met, the CEO will not be entitled to any bonus award under the CEO Plan, however, the Compensation Committee may award a portion of the potential bonus amount in its discretion. If awarded, such discretionary bonus amount will not be deemed to be “qualified performance-based compensation” and therefore will be subject to the deduction limit under Section 162(m).
The amount to be paid to the CEO will depend on the factors set forth above. However, the maximum bonus that the CEO may receive under the CEO Plan in any one fiscal year is 500% of his base salary. Generally, the CEO must be actively employed by the Company or a subsidiary and on the payroll on the date the award is paid to receive the award. Certain pro rata awards may be made if termination of employment results from retirement, permanent disability or death.
Amendment and Termination.   The Company may terminate, suspend or amend the CEO Plan, in whole or in part, at any time so long as, with respect to any amendment, as determined necessary by the Compensation Committee, stockholder approval required by Section 162(m) has been obtained. No amendment, termination or modification may adversely affect outstanding awards under the CEO Plan without the CEO’s consent.
Federal Income Tax Consequences.   Under current federal income tax law, the CEO will realize ordinary compensation income equal to the amount of the bonus received in the year received. The Company will receive a corresponding deduction for the amount the CEO recognizes as ordinary income, provided that the amount of such deduction is not limited under the provisions of Section 162(m). It is our intention that the CEO Plan be administered in a manner which maximizes the deductibility of compensation for the Company under Section 162(m) and the Act to the extent practicable and consistent with the Company’s business considerations.
Plan Benefits.   In March 2020, the Compensation Committee established the performance goals and the potential bonus amounts for 2020 under the CEO Plan. If the performance goals are achieved in full, Mr. Christian is eligible to receive a bonus of up to $1,000,000. The actual amounts, if any, that will be received by Mr. Christian under the CEO Plan for 2020 are contingent upon achieving the specified performance goals and, therefore, are not determinable at this time. For 2019, Mr. Christian was awarded a cash bonus of $700,000 under the CEO Plan, based on the Company achieving certain performance goals for 2019. See “Compensation Discussion and Analysis — Bonuses.”
The Board recommends a vote “FOR” the re-approval of the material terms of the Chief Executive Officer Annual Incentive Plan.

PROPOSAL 4 — TO ADOPT, BY A NON-BINDING ADVISORY VOTE,
A RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Board of Directors recognizes the significant interest of stockholders in executive compensation matters. Pursuant to Section 14A of the Exchange Act (which was amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”)), we are providing our stockholders with an opportunity to cast an advisory vote to approve the compensation of our named executive officers (referred to as a “Say On Pay” vote) as disclosed in the 2019 Summary Compensation Table and other tables, and the related narratives under, the “Compensation of Executive Officers,” as well under the “Compensation Discussion and Analysis” sections of this proxy statement, in accordance with Item 402 of Regulation S-K under the Exchange Act.
Beginning at the annual meeting of the stockholders held on May 9, 2011, our stockholders were given the opportunity to provide an advisory vote on named executive compensation. In addition, a majority of stockholders present in person or represented by proxy at the May 9, 2011 annual meeting voted “FOR” Proposal 4, which proposal recommended that the future frequency with which stockholders would be provided an advisory vote on the compensation of our named executive officers be set at every three years. At the annual meeting of the stockholders held on May 8, 2017, a majority of stockholders present in person or represented by proxy at the May 8, 2017 annual meeting voted “FOR” Proposal 3, which proposal recommended that the future frequency with which stockholders would be provided an advisory vote on the compensation of our named executive officers continue to be set at every three years. The next stockholder advisory vote regarding the frequency with which stockholders will be provided an advisory vote on the compensation of our named executive officers will occur at the 2023 annual meeting of the stockholders.
Our compensation philosophy and framework have resulted in compensation for our named executive officers that is commensurate with both the Company’s financial results and the other performance factors described in the section of this proxy statement entitled “Compensation Discussion and Analysis.” Our executive compensation programs are designed to attract, motivate and retain executives and professionals of the highest level of quality and effectiveness. These programs focus on rewarding the types of performance that increase stockholder value and link executive compensation to the Company’s long-term strategic objectives and align executive officers’ interests with those of our stockholders. The Company believes that its executive compensation programs, which emphasize variable bonus compensation, including targeted performance-based bonus compensation for our CEO, satisfy these goals.
As this is an advisory vote, the result will not be binding on our Board of Directors, although our Compensation Committee, which is comprised solely of independent directors, will consider the outcome of the vote when evaluating the effectiveness of our compensation policies and practices. We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Compensation Discussion and Analysis” and “Compensation of Executive Officers.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the executive compensation policies and practices described in this proxy statement.
Required Vote
The affirmative vote of the majority of the votes cast at the Annual Meeting by holders of Class A Stock and Class B Stock entitled to vote, voting together as a single class, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes, is required for the advisory approval of this proposal.
Recommendation
The Board of Directors recommends that the stockholders vote “FOR” the adoption of the following non-binding resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and the narrative discussion, is hereby APPROVED.”
Unless a proxy is marked to give a different direction, it is the intention of the persons named in the proxy to vote the shares represented thereby in favor of the approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 5 — TO APPROVE THE REINCOPRORATION OF THE COMPANY
FROM THE STATE OF DELAWARE TO THE STATE OF FLORIDA
The Board has unanimously approved a change in our state of incorporation from Delaware to Florida (the “Reincorporation”) pursuant to the terms of a merger agreement providing for us to merge into a newly formed wholly-owned subsidiary incorporated in Florida (“Saga Florida”), subject to the approval of our stockholders and certain other conditions. The name of the company after the Reincorporation will remain Saga Communications, Inc. For purposes of the discussion below, the company as it currently exists as a corporation organized under the laws of Delaware is sometimes referred to as “Saga Delaware.”
The Board believes that the Reincorporation is in the best interests of the Company, will reduce our franchise tax liabilities and will help maximize stockholder value.
Stockholders are urged to read this proposal carefully, including all of the related exhibits referenced below and attached to this proxy statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by Saga Delaware and Saga Florida in substantially the form attached to this proxy statement as Appendix B, the Articles of Incorporation of Saga Florida to be effective immediately following the Reincorporation (the “Florida Articles”), in substantially the form attached to this proxy statement as Appendix C, and the Bylaws of Saga Florida to be effective immediately following the Reincorporation (the “Florida Bylaws”), in substantially the form attached to this proxy statement as Appendix D. Copies of the Certificate of Incorporation of Saga Delaware filed in Delaware, as amended to date (the “Delaware Certificate”), and the bylaws of Saga Delaware, as amended to date (the “Delaware Bylaws”), are filed publicly as exhibits to our periodic reports and are also available for inspection at our principal executive offices. Copies will be sent to shareholders free of charge upon written request to Saga Communications, Inc., Attention: Chief Financial Officer, 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236.
Reason for the Reincorporation
The principal factor the Board considered in electing to pursue the Reincorporation was reduction in our franchise tax liability. Unlike Delaware, Florida does not require domestic corporations to pay a franchise tax. We estimate that, if we remain incorporated in Delaware, Saga Delaware will pay approximately $200,000 in franchise taxes to Delaware, with that calculation based on the number of authorized shares of the Company’s stock, and will continue to pay a similar amount in franchise taxes for the foreseeable future. Florida only requires the payment of aggregate annual fees of $150 when a corporation files its annual report, regardless of the number of authorized shares.
Implementing the Reincorporation
The Reincorporation will be implemented by the merger of Saga Delaware with and into Saga Florida, a wholly-owned subsidiary of the Company that has been recently incorporated under the Florida Business Corporation Act (the “FBCA”) for purposes of the Reincorporation. The Company as it currently exists as a Delaware corporation will cease to exist as a result of the merger, and Saga Florida will be the surviving corporation and will continue to operate our business as it existed prior to the Reincorporation. Our existing stockholders will own all of the outstanding shares of Saga Florida common stock, and no change in ownership will result from the Reincorporation. Assuming approval by our stockholders, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the May 11, 2020 Annual Meeting.
At the effective time of the Reincorporation (the “Effective Time”), we will be governed by the Florida Articles, the Florida Bylaws and the FBCA. Although the Florida Articles and the Florida Bylaws contain many provisions that are similar to the provisions of the Delaware Certificate and the Delaware Bylaws, they do include certain provisions that are different from the provisions contained in the Delaware Certificate and the Delaware Bylaws or under the Delaware General Corporation Law as described in more detail below.
No changes to the business of the Company as a result of the Reincorporation
Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of our current employees, including management. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive offices located at 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236. The consolidated financial condition and results of operations of Saga Florida immediately after consummation of the Reincorporation will be the same as those of Saga Delaware immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the board of directors of Saga Florida will consist of those persons elected to the Board of Saga Delaware and will continue to serve for the term of their respective elections to the Board, and the individuals serving as executive officers of Saga Delaware immediately prior to the Reincorporation will continue to serve as executive officers of Saga Florida, without a change in title or responsibilities. Upon effectiveness of the Reincorporation, Saga Florida will be the successor in interest to Saga Delaware, and our current stockholders will become shareholders of Saga Florida.
If the Reincorporation is approved, each outstanding share of common stock of Saga Delaware will automatically be converted into one share of common stock of Saga Florida when the Reincorporation is affected. All of our employee benefit and incentive compensation plans immediately prior to the Reincorporation will be continued by Saga Florida, and each outstanding option to purchase shares of Saga Delaware’s common stock will be converted into an option to purchase an equivalent number of shares of Saga Florida’s common stock on the same terms and subject to the same conditions. The registration statements of Saga Delaware on file with the Securities and Exchange Commission immediately prior to the Reincorporation will be assumed by Saga Florida, and the shares of Saga Florida will continue to be listed on NASDAQ.
CERTIFICATES FOR SHARES IN SAGA DELAWARE WILL AUTOMATICALLY REPRESENT SHARES IN SAGA FLORIDA UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.
The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the FBCA could be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, the costs of operating as a Florida corporation may be increased, or adverse federal or state tax consequences may be incurred, although we do not know of any such changes under consideration. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the stockholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit stockholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.
Potential disadvantage to the Reincorporation
Notwithstanding the belief of the Board as to the benefits to our stockholders of the Reincorporation, Delaware is a popular domicile for publicly-traded companies. Some commentators view Delaware’s body of corporate law as the most pro-management in the United States and its courts as among the most efficient for resolving complex business disputes. Because Florida case law concerning the governing and effects of its statutes and regulations is more limited, we and our stockholders may experience less predictability with respect to legality of corporate affairs and transactions, and stockholders’ rights to challenge them.
Certain differences between the shareholders’ rights in Delaware and Florida
The following is a comparison of certain provisions in the Florida Articles, the Florida Bylaws, the Delaware Certificate and the Delaware Bylaws, as well as certain provisions of Delaware law and Florida law. The comparison summarizes the important differences, but is not intended to list all differences, and is qualified in its entirety by reference to such documents and to the DGCL and the FBCA. Stockholders are encouraged to read the Florida Articles, the Florida Bylaws, the Delaware Certificate and the Delaware Bylaws in their entirety. The Florida Articles and Florida Bylaws are attached to this proxy statement, and the Delaware Certificate and Delaware Bylaws are filed publicly as exhibits to our periodic reports.

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation
1.
Bylaw Amendments. The DGCL provides that the stockholders and, if provided by the certificate of incorporation, the board of directors, are entitled to amend or repeal the bylaws. Bylaws may be amended or repealed by stockholders at any meeting by a vote of the majority of the issued and outstanding common stock of the Corporation.

The Delaware Certificate authorizes the board of directors to make, alter, amend or repeal the bylaws. The Delaware Bylaws allow amendment, alteration or repeal by (a) majority vote of the board or (b) the affirmative vote of the holders of at least 66 2∕3% of the outstanding shares of stock of the Company entitled to vote on the election of directors at the annual meeting.

1.
Bylaw Amendments. The FBCA provides that the board of directors may amend or repeal the bylaws unless such power is reserved to the shareholders by the articles of incorporation or by a particular bylaw provision, or by specific action of the shareholders.

The Florida Articles and Florida Bylaws permit the amendment of the Florida Bylaws in the same manner as the Delaware Certificate and Florida Bylaws.

2.
Amendment of Certificate of Incorporation. The DGCL provides that an amendment to the certificate of incorporation may be made if first proposed by directors and then approved by the stockholders entitled to vote.

2.
Amendment of Articles of Incorporation. The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

3.
Stockholder Action by Written Consent. Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, the stockholders may take action without a meeting if a consent in writing to such action is signed by the shareholders having not less than a minimum number of votes that would be necessary to take such action at the meeting at which all shares entitled to vote were present and voted.

The Delaware Certificate does not address stockholder action by written consent.

3.
Shareholder Action by Written Consent. Under the FBCA, unless otherwise provided in a corporation’s articles of incorporation, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted.

The Florida Articles do not address stockholder action by written consent.

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation
4.
Stockholder Ability to Call Special Stockholders’ Meetings. The DGCL provides that special meetings of the stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or the bylaws.

The Delaware Bylaws provides that special meetings of stockholders may be called by the President or Chairman of the Board, or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors that the Company would have if there were no vacancies on the board.

4.
Shareholder Ability to Call Special Shareholders’ Meetings. The FBCA provides that special meetings of the shareholders may be called by (i) the board of directors; (ii) such persons as may be authorized by the articles of incorporation or the bylaws or (iii) the holders of not less than 10% (or a greater percentage, not to exceed 50%, as specified in the articles of incorporation) of all votes entitled to be cast on any issue to be considered at the special meeting.

The Florida Articles provide that special meetings of shareholders may be called by: (i) the President or Chairman of the Board; (ii) the board of directors pursuant to a resolution adopted by a majority of the total number of directors that the Company would have if there were no vacancies on the board; or (iii) the holders of not less than 50% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

5.
Inspection of Books and Records. Under the DGCL, any stockholder of a corporation has the right to inspect and copy the corporation’s stock ledger, list of shareholders and its other books and records, upon certain procedural requirements such as a written demand under oath in which the stockholder states a “proper purpose” for such inspection.

5.
Inspection of Books and Records. Under the FCBA, any shareholder, during regular business hours, at the corporation’s principal office, is entitled to inspect and copy the corporation’s books and records, including minutes of meetings, certain written board and shareholder resolutions, certain written communications to shareholders, articles of incorporation, bylaws, accounting records and the list of the names and business addresses of the corporation’s directors and officers, provided that such shareholder makes written demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy and such shareholder (i) makes the demand “in good faith and for a proper purpose,” and (ii) describes the purpose with reasonable particularity and describes the records he desires to inspect. In addition, the records must be directly connected with the shareholder’s purpose.

6.
Restrictions on Transactions with Interested Stockholder. Under the DGCL, a corporation whose shares are publicly traded is generally prohibited from entering into business transactions with an interested stockholder (one who owns 15% or more of the corporation’s outstanding voting stock), or an

6.
Restrictions on Transactions with Interested Shareholders. The FBCA provides that an “affiliated transaction” (as defined in the FBCA) with an “interested shareholder” during the three years after the shareholder becomes an interested shareholder must generally be approved by the affirmative vote of the holders

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation
interested stockholder’s affiliates or associates, for a period of three years after the stockholder became an interested stockholder unless one of the following conditions is met:
•
Before the stockholder became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder.

•
upon consummation of the transaction resulting in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation. The total number of shares outstanding is calculated when the transaction commenced (excluding certain shares owned by officers or directors or under employee stock plans).

•
At or after the time the business combination is approved by the board of directors, it is also approved at an annual or special meeting (not by written consent) by stockholders holding at least 66 2/3% of the outstanding voting stock of the corporation (not including stock held by the interested stockholder).

These restrictions do not apply if the corporation’s original certificate of incorporation or an amendment to its certificate of incorporation or bylaws approved by a majority of the shares entitled to vote thereon contains a provision expressly electing not to be governed by these restrictions, or if the corporation does not have a class of stock (a) listed on a national securities exchange or (b) held of record by more than 2,000 stockholders unless any of the foregoing results from the actions of the interested shareholder.

of two-thirds of the voting shares, other than the shares owned by the interested shareholder. The transactions covered by the statute include, with certain exceptions:
•
mergers and consolidations to which the corporation and the interested shareholder are parties;

•
sales or other dispositions of substantial amounts of the corporation’s assets to the interested shareholder;

•
issuances by the corporation of substantial amounts of its securities to the interested shareholder;

•
the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder;

•
any reclassification of the corporation’s securities which has the effect of substantially increasing the percentage of the outstanding voting shares of the corporation beneficially owned by the interested shareholder; and

•
the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

An interested shareholder is any person who is the beneficial owner of 10% or more of the outstanding voting stock of the corporation.
The two-thirds approval requirement does not apply if, among other things:
•
the transaction has been approved by a majority of the corporation’s disinterested directors (as defined in the statute);

•
the interested shareholder has been the beneficial owner of at least 80% of the corporation’s outstanding voting shares for at least three years preceding the transaction;

•
the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares;

•
the corporation has not had more than 300 shareholders of record at any time during the preceding three years; or

•
certain fair price and procedural requirements are satisfied.

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation

A corporation may opt-out of the statute by stating in its articles of incorporation that it elects not to be governed by the affiliated transactions statute.
The Florida Articles contain provisions that adopt substantially all of the protections of the affiliated transactions statute, except that the Florida Articles define an “interested shareholder” as any person who holds 15% or more of the outstanding voting stock of the corporation (rather than 10% as set forth in the statute). Given this modification to the statutory default, the Florida Articles contain a provision stating that the corporation elects not to be governed by the affiliated transactions statute.

7.
Vote Required to Approve Merger or Sale of Company. The DGCL provides that a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote. Whether the holders of shares are entitled to vote on a merger is governed by the provisions of the certificate of incorporation setting forth the voting rights of the shares of stock, but a corporation may not deprive stockholders of the right to vote on a proposed sale of the corporation.

The Delaware Certificate has no provision restricting the stockholders’ voting rights regarding the merger or sale of the company.

7.
Vote Required to Approve Merger or Sale of Company. The FBCA provides that a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote. The FCBA allows the board of directors or the articles of incorporation to establish a higher vote requirement.

The Florida Articles have no provision restricting the shareholders’ voting rights regarding the merger or sale of the company.

8. Control Acquisition Statute. There is no control share acquisition statute under the DGCL.
8.
Control Acquisition Statute. The FBCA contains a control share acquisition statute which provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding interested shares. Control shares are shares which, except for the FBCA provision, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly,

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation

to exercise or direct the exercise of voting power in the election of directors within the thresholds specified in the FBCA. These thresholds are the acquisition of a number of shares representing: (a) 1/5th or more but less than 1/3rd of all voting power of the corporation; (b) 1/3rd or more but less than a majority of all voting power of the corporation or (c) a majority or more of all voting power of the corporation.
This statute does not apply if, among other things, the acquisition is: (a) approved by the corporation’s board of directors before it occurs; (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute; (c) pursuant to the laws of interstate succession or pursuant to gift or testamentary transfer or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. The statute also does not apply if the corporation states in its articles of incorporation or bylaws that the statute will not apply to control share acquisitions.
The Florida Articles contain a provision stating that the corporation elects not to be governed by the control-share acquisition statute.

9.
Stockholder Proposal Notice Provisions. The Delaware Bylaws require that stockholders provide any proposals for consideration at the annual stockholder meeting not later than the 90th day prior to the anniversary of the preceding year’s annual meeting.

9.
Shareholder Proposal Notice Provisions. The Florida Bylaws require that shareholders provide any proposals for consideration at the annual shareholder meeting not later than the 90th day prior to the anniversary of the preceding year’s annual meeting.

10.
Change in Number of Directors or Size of Board of Directors. The DGCL provides that a board of directors must consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

The Delaware Bylaws provide that the number of directors of the Company which shall constitute the whole Board shall be a number, not less than four, as from time to time shall be fixed by the Board.

10.
Change in Number of Directors or Size of Board of Directors. Under the FBCA, a board of directors must consist of one or more individuals, with the number specified in accordance with the articles of incorporation or bylaws. The number of directors may be increased or decreased from time to time by amendment to the articles of incorporation or bylaws.

The Florida Bylaws provide that the number of directors of the Company which shall constitute the whole Board shall be a number, not less than four, as from time to time shall be fixed by the Board.

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation
11.
Classified Board. Under the DGCL, the term of a director is one year unless the board is classified by having staggered terms. DGCL permits the certificate of incorporation, initial bylaws, or bylaws adopted by stockholders to divide the board into one, two, or three classes with staggered terms usually of three years each.

There is no provision in the Delaware Articles or Bylaws establishing a classified board.

11.
Classified Board. Under the FBCA, the terms of directors expire at the next annual shareholders’ meeting following their election unless their terms are staggered. If provided for by the articles of incorporation or a bylaw adopted by a vote of shareholders, the terms of directors may be staggered. The terms of directors are staggered by dividing into one, two or three classes with the number of directors in each class being as nearly equal as possible.

There is no provision in the Florida Articles or Bylaws establishing a classified board.

12.
Filling Vacancies on the Board. Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, vacancies resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, even if less than a quorum. If at the time of filling any vacancy or any newly created directorship, the directors then in office are less than a majority of the whole board, the Court of Chancery may, upon application of stockholders holding at least ten percent (10%) of the voting stock at the time outstanding having the right to vote for such directors, order an election to be held.

The Delaware Bylaws provide that any vacancy in the Board caused by death, resignation, removal, disqualification, an increase in the number of directors, or any other cause may be filled by majority action of the remaining directors then in office or by the stockholders at the next annual meeting or any special meeting called for the purpose.

12.
Filling Vacancies on the Board. Under the FCBA, unless the articles of incorporation provide otherwise, vacancies that occur on a board of directors may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum, or by the shareholders.

The Florida Bylaws provide that any vacancy in the Board caused by death, resignation, removal, disqualification, an increase in the number of directors, or any other cause may be filled by majority action of the remaining directors then in office or by the stockholders at the next annual meeting or any special meeting called for the purpose.

13.
Cumulative Voting/Vote Required to Elect Directors. The DGCL provides that the certificate of incorporation may provide for cumulative voting.

Under the DGCL, directors shall be elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders’ meeting at which a quorum is present.
The Delaware Certificate does not provide for cumulative voting.

13.
Cumulative Voting/Vote Required to Elect Directors. The FBCA provides that the articles of incorporation may provide for cumulative voting.

Under the FCBA, directors shall be elected by a plurality of the votes cast by the shareholders entitled to vote at a shareholders’ meeting at which a quorum is present, unless otherwise provided by the articles of incorporation or in a bylaw that fixes a greater voting requirement for election of directors which has been adopted by the board of directors.

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation
The Florida Articles do not provide for cumulative voting.
14.
Pre-Emptive Rights. The DGCL generally provides that shareholders of a Delaware corporation do not have a pre-emptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide.

The Delaware Certificate does not provide pre-emptive rights.

14.
Pre-Emptive Rights. The FBCA generally provides that shareholders of a Florida corporation do not have a pre-emptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide.

The Florida Articles do not provide pre-emptive rights.

15. Franchise Tax. The DGCL requires corporations to pay an annual franchise tax.	15. Franchise Tax. The FBCA does not require corporations to pay an annual franchise tax.
16.
Dividends and Repurchase of Shares. The DGCL provides that, subject to any restrictions contained in its certificate of incorporation, a corporation may pay dividends either: (a) out of surplus or (b) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or out of net profits for the preceding fiscal year. The corporation may not, however, pay dividends out of net profits if, after the payment of the dividends, the capital of the corporation would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the assets.

Under the DGCL, a corporation may redeem or repurchase its shares out of its surplus for such consideration as fixed by the board of directors.

16.
Dividends and Repurchase of Shares. Under the FBCA, a corporation may make distributions to shareholders (subject to any restrictions contained in the corporation’s articles of incorporation) as long as, after giving effect to the distribution: (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the corporation’s total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

A Florida corporation may purchase its own shares and, unless otherwise provided in the articles of incorporation, shares repurchased remain authorized but unissued.

17.
Appraisal Rights. Under the DGCL, dissenting stockholders who follow prescribed statutory procedures in connection with a merger or consolidations (subject to restrictions similar to those provided by the FBCA) are entitled to appraisal rights in the case of a merger or consolidation of a corporation under limited circumstances. Under the DGCL, there are no appraisal rights in connection with sales of substantially all the assets of a corporation, reclassifications of stock or other amendments to the certificate of incorporation which adversely affect a class of stock.

A corporation may provide in its certificate of incorporation that appraisal rights shall be

17.
Appraisal Rights. Under the FBCA, dissenting shareholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of: a merger or consolidation, a sale or exchange of all or substantially all the assets of a corporation, amendments to the articles of incorporation that adversely affect the rights or preferences of shareholders, consummation of a plan of share exchange if the shareholder is entitled to vote on the plan, and the approval of a control share acquisition pursuant to Florida law.

Such rights are not provided when (a) such shareholders are shareholders of a corporation

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation
available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation.
Similar to the FCBA, dissenters’ rights do not apply to a stockholder of a corporation if the stockholders shares were (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc. or (b) held of record by more than 2,000 stockholders.
The Delaware Certificate does not provide for specific appraisal rights.

surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation; or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.
The Florida Articles do not provide for specific appraisal rights.

18.
Dissolution. Under the DGCL, dissolution of a corporation must be authorized by a majority of the board of directors and a majority of the stockholders of the corporation, or all the stockholders of the corporation entitled to vote.

18.
Dissolution. Under the FBCA, for a proposal to dissolve to be adopted, the board of directors must recommend dissolution to the shareholders, unless the board determines that it should not do so because of conflict of interest or other special circumstances and makes this determination known to the shareholders. The shareholders must then approve the dissolution by a majority of all votes entitled to be cast, unless otherwise provided in the articles of incorporation.

Without action of the board of directors, shareholders may dissolve the corporation by written consent.

19.
Removal of Directors. Under the DGCL, a director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. If the board is classified, stockholder may remove a director only for cause unless otherwise provided in the certificate of incorporation.

The Delaware Bylaws provides that any director may be removed, either with or without cause, at any time, by the affirmative vote of the holders of record of a majority of the issued and outstanding stock entitled to vote for the election of directors of the Corporation given at a special meeting of the stockholders called and held for the purpose.

19.
Removal of Directors. The FBCA provides that shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that the directors may be removed only for cause.

If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him.
The Florida Bylaws provide that any director may be removed, either with or without cause, at any time, by the affirmative vote of the holders of record of a majority of the issued

Provisions Applicable to Saga Delaware Under the DGCL, the Delaware Certificate and Delaware Bylaws Before the Reincorporation	Provisions Applicable to Saga Florida Under the FBCA, the Florida Articles and Florida Bylaws After the Reincorporation
and outstanding stock entitled to vote for the election of directors of the Corporation given at a special meeting of the stockholders called and held for the purpose.
20.
Proxy Voting. Under the DGCL, each stockholder entitled to vote at a meeting may authorize another person to act for the stockholder by proxy up to three (3) years from its date, unless the proxy provides for a longer period.

20.
Proxy Voting. Under the FBCA, each shareholder entitled to vote at a meeting may appoint another person to act for the shareholder by proxy up to eleven (11) months unless a longer period is expressly provided in the appointment. A corporation may adopt bylaws authorizing additional means or procedures for shareholders to use in exercising these rights.

The Florida Bylaws do not authorize any additional means or procedures for shareholders to use in exercising these rights.

21.
Quorum. Under the DGCL, the presence of the holders (in person or by proxy) of a majority of the voting power of the corporation constitutes a quorum. The Delaware Bylaws similarly provide that the holders of record of a majority of the issued and outstanding shares of stock entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

21.
Quorum. While the FBCA permits Florida corporations to reduce its quorum threshold to no less than one-third of shares entitled to vote, the Florida Bylaws provide that the holders of record of a majority of the issued and outstanding shares of stock entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business..

22.
Indemnification. The DGCL provides that a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director or officer of a Delaware corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, so long as such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

The Delaware Articles and Bylaws direct the corporation to indemnify directors and officers to the fullest extent permitted by Delaware law.

22.
Indemnification. The FBCA provides that a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director or officer of a Florida corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, so long as such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

The Florida Articles and Bylaws direct the corporation to indemnify directors and officers to the fullest extent permitted by Florida law.

This Proxy statement merely summarizes certain differences between the corporation laws of Delaware and Florida, the Delaware Certificate, the Delaware Bylaws, the Florida Articles and the Florida Bylaws. Many provisions of the DGCL, the FBCA and these documents may be subject to differing interpretations, and the discussion offered in this proxy may be incomplete in certain respects. As a result, the discussion contained in this Proxy Statement is not a substitute for direct reference to the DGCL, the FBCA and these documents, or for professional interpretation of them.

Income tax considerations associated with the Reincorporation
The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation to holders of our common stock. This summary is not exhaustive of all possible tax considerations. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.
This summary is for general information only and does not address all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar and persons subject to the alternative minimum tax provisions of the Code. This summary does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder.
This summary is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are:
•
individuals who are citizens or residents of the United States;

•
corporations (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•
estates the income of which is subject to U.S. federal income taxation regardless of its source;

•
trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•
trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.
This summary is not a comprehensive description of all of the U.S. federal tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and estate tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.
We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation. However, we believe:
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the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;

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no gain or loss will be recognized by holders of Saga Delaware common stock on receipt of Saga Florida common stock pursuant to the Reincorporation;

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the aggregate tax basis of the Saga Florida common stock received by each holder will equal the aggregate tax basis of the Saga Delaware common stock surrendered by such holder in exchange therefor; and

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the holding period of the Saga Florida common stock received by each holder will include the period during which such holder held the Saga Delaware common stock surrendered in exchange therefor.

No material accounting consequences associated with the Reincorporation
We believe that there will be no material accounting consequences to us resulting from the Reincorporation.
Required vote to approve this proposal
The affirmative vote “FOR” this proposal by a majority of the votes cast by holders of Class A Common Stock and Class B Common Stock, voting together, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes, is required for approval.
If approved, expected date when the Reincorporation will effective
We expect that the Reincorporation, if approved, will become effective shortly after the shareholder approval.
The Board recommends a vote “FOR” approval of reincorporation of the Company from the State of Delaware to the State of Florida.

PROPOSAL 6 — STOCKHOLDER PROPOSAL FOR
MAJORITY VOTING STANDARD IN UNCONTESTED DIRECTOR ELECTIONS
The Company has been notified that the California Public Employees’ Retirement System (“CalPERS”), P.O. Box 2749, Sacramento, California 95812-2749, the beneficial owner of at least $2,000 in market value of the Company’s common stock on the date the proposal was submitted and for at least the preceding year, intends to present the following proposal at the Annual Meeting. In accordance with applicable proxy regulations, the proposal and supporting statement, for which we and our Board accept no responsibility, are set forth below:
RESOLVED, that the shareowners of Saga Communications, Inc. (Company) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that directors shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareowners in uncontested elections. A plurality vote standard, however, will apply to contested director elections; that is, when the number of director nominees exceeds the number of board seats.
Supporting Statement
Is accountability by the Board of Directors important to you? As a longterm shareowner of the Company, CalPERS thinks accountability is of paramount importance. This is why we are sponsoring this proposal. This proposal would remove a plurality vote standard for uncontested elections that effectively disenfranchises shareowners and eliminates a meaningful shareowner role in uncontested director elections.
Under the Company’s current voting system, a director may be elected with as little as one affirmative vote because “withheld” votes have no legal effect. This scheme deprives shareowners of a powerful tool to hold directors accountable because it makes it impossible to defeat directors who run unopposed. Conversely, a majority voting standard allows shareowners to actually vote “against” candidates and to defeat reelection of a management nominee who is unsatisfactory to the majority of shareowners who cast votes.
A substantial number of companies have already adopted this form of majority voting. More than 90% of the companies in the S&P 500 have adopted a form of majority voting for uncontested director elections. We believe the Company should join the growing number of companies that have adopted a majority voting standard requiring incumbent directors who do not receive a favorable majority vote to submit a letter of resignation, and not continue to serve, unless the Board declines the resignation and publicly discloses its reasons for doing so.
Majority voting in director elections empowers shareowners to clearly say “no” to unopposed directors who are viewed as unsatisfactory by a majority of shareowners casting a vote. Incumbent board members serving in a majority vote system are aware that shareowners have the ability to determine whether the director remains in office. The power of majority voting, therefore, is not just the power to effectively remove poor directors, but also the power to heighten director accountability through the threat of a loss of majority support. That is what accountability is all about.
CalPERS believes that corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. It is intuitive that, when directors are accountable for their actions, they perform better. We therefore ask you to join us in requesting that the Board of Directors promptly adopt the majority voting standard for uncontested director elections. We believe the Company’s shareowners will substantially benefit from the increased accountability of incumbent directors and the power to reject directors shareowners believe are not acting in their best interests. Please vote FOR this proposal.
The Company’s Statement in Opposition to the Proposal
The Board recommends a vote “AGAINST” Proposal 6.
The Board is committed to sound corporate governance policies and practices, and has carefully considered CalPERS proposal. Because, as discussed below, the Board is unable to implement the proposal to achieve its objective, and for the other reasons discussed below, the Board does not believe the proposal is in the best interests of the Company and its stockholders.
We are a “controlled company” under the NASDAQ’s corporate governance listing requirements because more than 50% of the combined voting power of our Common Stock (Class A and Class B shares) is held by Mr. Christian, our President, CEO, and Chairman. Mr. Christian owns approximately 65% of the combined voting power of our Class A and Class B Common Stock with respect to those matters on which Class B Common Stock is entitled to ten votes per share. These matters include the election of five of our seven directors.
Implementation of the proposal to achieve its stated goal of allowing a majority of stockholders who cast votes to defeat the election of a director nominee can only be accomplished by amending the Company’s certificate of incorporation to eliminate the 10-to-1 voting preference for the Class B Common Stock. Without such an amendment, the owner of our Class B Common Stock will continue to hold a controlling majority of votes for five of our directors. Neither the Board nor the Company has the authority to amend the certificate of incorporation to change this preference and, therefore, implementation of the proposal to achieve its goal is impossible without Mr. Christian’s vote in the affirmative.
Eliminating the voting preference for the Class B Common Stock would constitute an adverse change in the powers and preferences of that class. Under § 242(b)(2) of the Delaware General Corporation Law, such a change would require the approval of the holder of the Class B Common Stock, voting separately. Consequently, for the Company to implement the proposal, the Company would need Mr. Christian to negotiate, and ultimately to agree, to amend the certificate of incorporation and change the voting rights of the Class B Common Stock, at least as they apply to director elections.
Mr. Christian, acting solely in his capacity as the beneficial owner of the Class B Common Stock with the power to control the vote of such stock, has provided the Company with a written statement confirming that he (i) will not support the proposal, because the proposal would adversely and materially impact his property and shareholder rights, (ii) will respond in the negative to any encouragement by the Board, or any attempts at discussion or negotiation by the Board, to relinquish any of his preexisting rights in the Class B Common Stock, (iii) will not engage in any discussions or negotiations regarding any proposed amendment to the certificate of incorporation and/or bylaws that give effect to the proposal or any similar proposal and (iv) will vote against any such proposed amendment to the certificate of incorporation and/or bylaws that seeks to limit the voting rights of the Class B Common Stock. Mr. Christian has undertaken to inform the Board should he ever choose to change his position on these issues. Thus, Mr. Christian has made futile and effectively foreclosed the ability of the Company to take steps required to implement the proposal by making clear in his statement that he is unwilling to engage in any discussions or negotiations or be responsive to encouragement to amend the certificate of incorporation, and that he would vote against any such amendment.
Plurality voting is the default standard under Delaware law for the election of directors. It assures that a corporation does not have “failed elections.” That is, an election in which a director is not chosen and a vacancy on the board results. If directors are not elected or are otherwise required to resign upon failing to receive a majority of the votes cast, as set forth in the current proposal, the Company may face uncertainty as to satisfying certain NASDAQ listing requirements or other governance regulations, such as those relating to committee composition or the maintenance of an audit committee financial expert.
The Company believes its stockholders are satisfied with the composition of its Board and the Company’s financial performance, as all of the Company’s directors have consistently been elected by the affirmative vote of substantially more than a majority of the outstanding shares of the holders voting for such directors, whether they are holders of Class A Common Stock or Class B Common Stock. A majority of our Board is made up of independent directors within the meaning of NASDAQ requirements and based on the Board’s application of the standards of independence set forth in our Corporate Governance Guidelines, even though such strong independence is not required for a controlled company. In considering candidates for our Board, we examine a number of different criteria, including (i) relevant management and industry experience; (ii) high personal and professional ethics, integrity and values; (iii) a commitment to representing the long-term interests of our stockholders as a whole rather than special interest groups or constituencies; (iv) candidate independence; and (v) an ability and willingness to devote sufficient time to carrying out his or her duties. We believe that the backgrounds and qualifications of our directors provide a significant composite mix of experience, knowledge and abilities that permit the Board to fulfill its oversight responsibilities. The Company is committed to continuing to pursue the optimum mix of talent, experience and diversity among our directors to do the very best job for the Company and our stockholders.
For all of the reasons discussed above, the Board recommends that the stockholders vote “AGAINST” this proposal.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis outlines our compensation objectives and policies for our executive officers. It explains how we make executive compensation decisions, the data we use, and the reasoning behind the decisions that we make.
Following the Compensation Discussion and Analysis are tables and other information that explain the compensation for our executive officers, including discussion of the potential compensation of our executive officers following termination of employment under different situations.
These tables and narratives assist us in communicating our compensation plans to our stockholders.
Administration and Oversight
The Compensation Committee (under this heading, the “Committee”) is comprised solely of independent directors. The responsibilities of the Committee include our management compensation programs and the compensation of our executive officers. In 2019, the Committee was responsible for recommending to the Board the compensation of the CEO without management present. With respect to the compensation of the other executive officers, the CEO provided input and made recommendations to the Committee, and the Committee then made a recommendation to the Board. The Board decides the compensation of all of the Company’s executive officers; however, bonuses and performance criteria with respect to the CEO under the CEO Plan are determined by the Committee. The Committee is also responsible for administering the 2005 Incentive Compensation Plan and the CEO Plan.
Executive Compensation Objectives and Policies
The Committee believes that in order to maximize stockholder value, we must have a compensation program designed to attract and retain superior management at all levels in the organization. The objective of the management program is to both reward short-term performance and motivate long-term performance so that management’s incentives are aligned with the interests of the stockholders. The Committee believes that management at all levels should have a meaningful equity participation in the ownership of our Company, although no specific target level of equity holdings has been established for management by the Committee. While the Committee has awarded both restricted stock and options in the past, since the downturn in the economy in 2009, the Committee determined not to award any restricted stock or options in 2009, 2010, 2011, and 2012. In March 2013, we engaged Towers Watson Pennsylvania Inc., a subsidiary of Towers Watson & Co., a professional services company (“Towers Watson”) to advise us with respect to possible grants of stock options and/or restricted stock under our 2005 Incentive Compensation Plan. In November 2013, we awarded our named executive officers 30,859 shares of restricted stock (which amount included 11,223 shares of Class A Common Restricted Stock and 19,636 shares of Class B Common Restricted Stock), in December 2014, we awarded our named executive officers 39,967 shares of restricted stock (which amount included 9,854 shares of Class A Common Restricted Stock and 30,113 shares of Class B Common Restricted Stock), and in November 2015, we awarded our named executive officers 40,508 shares of restricted stock (which amount included 11,024 shares of Class A Common Restricted Stock and 29,484 shares of Class B Common Restricted Stock). In November 2016, we awarded our named executive officers 34,388 shares of restricted stock (which amount included 9,094 shares of Class A Common Restricted Stock and 25,294 shares of Class B Common Restricted Stock). In December 2017, we awarded our named executive officers 39,210 shares of restricted stock (which amount included 10,210 shares of Class A Common Restricted Stock and 29,000 shares of Class B Common Restricted Stock), and in March 2018, we awarded 3,080 total shares of Class A Common Restricted Stock to certain named executive officers. In November 2018, we awarded our named executive officers 49,576 shares of restricted stock (which amount included 12,947 Class A Common Restricted Stock and 36,629 Class B Common Restricted Stock). In December 2019, we awarded our named executive officers 56,908 shares of restricted stock (which amount included 12,587 Class A Common Restricted Stock and 44,321 Class B Common Restricted Stock).
We attempt to achieve our objectives through compensation plans that tie a portion of our executives’ overall compensation to our financial performance and that are competitive with the marketplace. To that end, the Committee reviews the proxy statements of other public companies in the same industry to see if the compensation of our executive officers is generally in line with other companies in our industry, and with respect to the executive officers other than the CEO, the Committee also gives weight to the recommendations of the CEO. However, the Committee does not benchmark compensation of our executive officers to the compensation paid to executive officers of other public companies in the same industry. Other public companies that the Committee has looked at in past years for comparison include: Beasley Broadcast Group, Inc.; CC Media Holdings, Inc.; Cumulus Media Inc.; Emmis Communications Corporation; Entercom Communications Corp.; Entravision Communications Corporation; The E.W. Scripps Company; Urban One, Inc.; Salem Media Group, Inc.; Townsquare Media, Inc.; Sirius XM Holdings Inc.; and Spanish Broadcasting System, Inc.
The Committee’s current policy is that the various elements of the compensation package are not interrelated in that gains or losses from past equity incentives are not factored into the determination of other compensation. For instance, if options that are granted in a previous year become underwater the next year, the Committee does not take that into consideration in determining the amount of the bonus, options or restricted stock to be granted the next year. Similarly, if the options or restricted shares granted in a previous year become extremely valuable, the Committee does not take that into consideration in determining the bonus, options or restricted stock to be awarded for the next year. In addition, the amount of a cash bonus does not affect the number of options or restricted stock that is granted during a particular year.
We have certain rights with regard to the adjustment or recovery of certain incentive-based compensation awards or payments granted or made after September 6, 2013 if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.
Consideration of 2017’s “Say On Pay” Vote
Following our Annual Meeting of Stockholders in May 2017, the Committee reviewed the results of the stockholder advisory vote on executive compensation that was held at the meeting with respect to the 2016 compensation of the named executive officers (“2017 Say On Pay”). More than 90% of the votes cast (excluding broker non-votes) were voted in support of the compensation of our named executive officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narratives in the 2017 proxy statement. After considering the results of the 2017 Say On Pay vote, which indicate that our stockholders overwhelmingly approve of our methodology for establishing compensation, as well as the other factors considered in determining executive compensation as described in this Compensation Discussion and Analysis, the Committee was encouraged to continue its practices in determining executive compensation.
Compensation Components
The key components of our executive compensation program generally consist of a base salary and a cash bonus and participation in our performance-based 2005 Incentive Compensation Plan (pursuant to which stock options, restricted stock, and restricted stock units may be awarded). In addition, the Company also has a 401(k) Plan and a deferred compensation plan. Our executives can invest in our Class A Common Stock through our 401(k) Plan and in our Common Stock, as applicable, through the award of grants of stock options and/or restricted stock under the 2005 Incentive Compensation Plan. As noted above, however, in 2009, 2010, 2011, and 2012, there were no awards of stock options and/or restricted stock, while in 2013, 2014, 2015, 2016, 2017, 2018 and 2019, certain awards of restricted stock were made. Our executive officers also receive certain health benefits and perquisites. In addition, pursuant to our employment agreement with Mr. Christian, our CEO, we provide for severance following a sale or change-in-control. Our other executive officers also receive severance in connection with a change-in-control.
Base Salary
On February 26, 2019, we entered into a second amendment (the “2019 amendment”) to the employment agreement with our CEO dated June 1, 2011 (the “2011 employment agreement”), which had previously been amended on February 12, 2016 (the “2016 amendment”). The 2011 employment agreement, as amended by both the 2016 amendment and the 2019 amendment, is referred to herein as the “amended 2011 employment agreement”. The terms and conditions of the amended 2011 employment agreement are disclosed below under “Compensation of Executive Officers — Employment Agreement and Potential Payments Upon Termination or Change-in-Control.” The Committee reviewed a January 2016 commissioned study by Equilar Inc., a provider of executive compensation data, comparing Mr. Christian’s compensation to the compensation paid to the Chief Executive Officers of other public companies in the broadcast industry based on publicly available information as a means of generally determining whether Mr. Christian’s total compensation is in line with the marketplace. The Committee entered into the 2019 amendment rather than waiting until closer to the expiration of the CEO’s 2011 employment agreement, as amended by the 2016 amendment, in order to provide stability to the Company, assurance to the marketplace, and certainty to Mr. Christian as to the future management of the Company during the next important period of Company operations. In 2011, the Committee increased the CEO’s base salary to $860,000 per year from $750,000 per year. From this amount Mr. Christian agreed to a reduction in conformance with the reduction to salary taken by all of our employees, which reduction was reinstated for all employees, and Mr. Christian, in 2011 and 2012, as discussed in the next paragraph below. Under the 2011 employment agreement, beginning on June 1, 2012, on each anniversary of the 2011 employment agreement (the “anniversary date”), the Committee determined, in its discretion, the amount of any increase to the CEO’s then existing annual salary provided that such increase would not be less than the greater of 3% or the cost of living increase based on the consumer price index. Accordingly, based on the consumer price index, the Committee increased the CEO’s 2012 base salary by 3.1% to $886,660 effective June 1, 2012, and then increased the CEO’s 2013 base salary by 3% to $913,260 effective June 1, 2013. Effective June 1, 2014, the Committee then increased the CEO’s 2014 base salary by 3% to $940,658. Pursuant to the 2011 employment agreement, and based on the consumer price index, the Committee then increased the CEO’s 2015 base salary by 3% to $968,877 effective June 1, 2015. Upon the parties entering into the 2016 amendment, this term was modified so that, on each anniversary date, the Committee is to determine, in its discretion, the amount of any increase to the CEO’s then existing annual salary provided that such increase shall not be less than the greater of 4% or the cost of living increase based on the consumer price index. The Committee increased the CEO’s 2016 base salary by 4% to $1,007,632 effective June 1, 2016, increased the CEO’s 2017 base salary by 4% to $1,047,938, effective June 1, 2017, and increased the CEO’s 2018 base salary by 4% to $1,089,855, effective June 1, 2018. Effective June 1, 2019, the Committee increased the CEO’s 2019 base salary by 4% to $1,133,449.
In 2019, the CEO provided input and made recommendations to the Committee as to the base salaries of the other executive officers. The CEO recommended that base salaries in 2019 remain flat to those paid in 2018, and the Committee agreed. The Committee then made its recommendation to the Board, which agreed with the recommendation. On April 23, 2018, following Board approval, salaries were increased to $350,000, $215,000, and $200,000 for Mr. Bush, Ms. Lobaito and Ms. Bobinski, respectively. On May 28, 2018, Mr. Forgy assumed his new position as Senior Vice President / Operations at a base salary of $285,000. On June 1, 2015, following Board approval, salaries were increased to $340,000, $205,000 and $180,000 for Mr. Bush, Ms. Lobaito and Ms. Bobinski, respectively. In 2014, the CEO provided input and made recommendations to the Committee as to the base salaries of the other executive officers. The CEO recommended that base salaries in 2014 remain flat to those paid in 2013, and the Committee agreed. The Committee then made its recommendation to the Board, which agreed with the recommendation. Effective March 1, 2009, the Company, as a cost-cutting measure, implemented a 5% reduction in base salaries, including the base salaries of the executive officers. During 2011, the Company restored 3.75% of the 5% reduction. Effective April 1, 2012, the Company restored the remaining 1.25%. See “Compensation of Executive Officers — 2019 CEO and Executive Officer Compensation” below.
Bonuses
The Company entered into the CEO Plan effective as of January 1, 2000, which was approved by stockholders at the 2000 Annual Meeting of Stockholders and re-approved by stockholders at the 2005, 2010, and 2015 Annual Meetings of Stockholders. The CEO Plan is being proposed for re-approval at this Annual Meeting. See “Proposal 3.” The CEO’s amended 2011 employment agreement provides that the CEO shall have the opportunity to earn an annual performance bonus pursuant to the terms of the CEO Plan and is also eligible for a bonus determined in the discretion of the Committee. Among other reasons, the use of performance driven requirements were designed to permit the bonus payments to be fully deductible and exempt from Section 162(m) of the Code, which generally disallows a tax deduction to public corporations for compensation over $1 million paid for any calendar year to the top five named executive officers in the

2019 Summary Compensation Table. Comprehensive federal tax legislation commonly referred to as the Tax Cuts and Jobs Act (H.R. 1), which was signed into law on December 22, 2017 (the “Act”), eliminated the performance-based compensation exception to the $1 million limitation, beginning January 1, 2018. The Act, however, provided a transition rule with respect to performance based remuneration which is provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not materially modified after that date, such as the CEO Plan. Under the CEO Plan, within ninety days after the beginning of each fiscal year, the Committee establishes the bonus opportunity for the CEO. The bonus opportunity for the CEO is based on the achievement of one or more performance objectives in alignment with our business strategies, and, if realized, provides for a total compensation generally in line with the total compensation paid to other CEOs in our peer group.
In March 2019, the Committee approved a broadcast cash flow (“BCF”) goal for the CEO with five different BCF targets of $37 million, $38 million, $39 million, and $40 million, allowing for a possible award of $700,000, $800,000, $900,000, and $1,000,000, respectively, payable in cash and/or restricted stock if such targets were achieved. The Committee further determined, in the event of a sale or acquisition of broadcast assets during the fiscal year 2019, the established BCF goals would be adjusted. The established BCF goals would be reduced by the budgeted BCF for the broadcast assets sold during fiscal year 2019 on a pro-rata basis. Pro-rata BCF generated from broadcast assets acquired during fiscal year 2019 would be added to adjust the BCF goals. See “Grants of Plan-Based Awards.” For fiscal year 2019, the Committee determined that the CEO achieved the $37 million target under the BCF performance goal and awarded the CEO an aggregate cash bonus of $700,000. The BCF target levels are selected to reward improvements in BCF. It is believed that the initial target level will be achievable based on past performance, while the other targets will be more difficult to achieve.
The CEO provides input and makes recommendations to the Committee as to the bonuses to be paid to the other executive officers. Based on his subjective review of the 2019 performance of the executive officers, he recommended that 2019 cash bonuses be awarded in the amount of $35,000 each for Mr. Forgy, Mr. Bush, Ms. Lobaito and Ms. Bobinski, and the Committee agreed. The Committee then made such recommendation to the Board for the Board’s final approval, and the Board agreed.
Long Term Incentives
In 2005, we engaged Towers Watson (then Towers Perrin) to conduct a review of our long-term incentive plan and provide recommendations, as appropriate, for redesigning our plan. We did not request, and Towers Watson did not conduct, a review of our long-term incentive award opportunities relative to market levels. The purpose of the review was to determine a long-term strategy for providing an effective equity incentive package which would attract, motivate, and retain our executive officers. Based on Towers Watson’s recommendations, we developed a new strategy to award a combination of stock options and restricted stock, and adopted the 2005 Incentive Compensation Plan, subject to stockholder approval. Stockholders approved this Plan at the 2005 Annual Meeting of Stockholders, and re-approved it at the 2010 Annual Meeting of Stockholders, by written consent in 2013 and at the 2018 Annual Meeting of Stockholders.
In June 2008, the Committee determined that it would only award restricted stock pursuant to the 2005 Incentive Compensation Plan, since stock options historically had not been an effective strategy, as previously granted options were generally underwater, and stock options had the potential to result in the issuance of a far larger number of shares than by granting only restricted stock. In 2009, 2010, 2011, and again in 2012, the Committee initially, because of the unprecedented downturn in the economy and broadcast industry in 2009, and subsequently because of the uneven strength of the recovery, decided to not award any restricted stock or options. In March 2013, we engaged Towers Watson to again advise us with respect to possible grants of stock options and/or restricted stock under our 2005 Incentive Compensation Plan, and in November 2013, December 2014, November 2015, November 2016, December 2017, March 2018, and November 2018, we awarded our named executive officers certain shares of restricted stock. In December 2019, we awarded 56,908 total shares of restricted stock to certain named executive officers as follows: Ms. Bobinski, 2,564 shares; Mr. Bush, 4,487 shares; Mr. Forgy, 2,740; Ms. Lobaito, 2,796; and Mr. Christian, 44,321 shares (all awards comprise Class A Common Stock, except that Mr. Christian’s award comprises Class B Common Stock). The shares vest in one-third increments on November 6, 2020, 2021, and 2022, if the named executive officer is an employee on the applicable date. All such awards of restricted stock, however, shall vest if the named executive officer is an employee on the occurrence or deemed occurrence of a change-in-control.
Stock options have been granted with exercise prices equal to the closing price on the NASDAQ of a share of Class A Common Stock on the date of grant, with pro-rata vesting at the end of each of the following five years from the date of grant. Restricted stock has been granted with pro-rata vesting at the end of each of the following five years from the date of grant, and with pro-rata vesting at the end of each of the following three years from the date of grant. The CEO’s awards of stock options and restricted stock relate to Class B Common Stock and the other executive officers awards of stock options and/or restricted stock relate to Class A Common Stock. Only Mr. Christian or an affiliate of Mr. Christian holds Class B Common Stock. An affiliate includes (i) any individual or entity who or that controls or is under common control with Mr. Christian, (ii) any corporation or organization in which Mr. Christian is an officer or partner or the beneficial owner of 10% of more of the voting securities (other than the Company or a majority-owned subsidiary of the Company), (iii) a trust or estate in which Mr. Christian has a substantial beneficial interest or as to which he serves as trustee or in a similar fiduciary capacity, or (iv) any relative or spouse of Mr. Christian, or any relative of such spouse, who has the same home as Mr. Christian or who is a director or officer of the Company or any of its subsidiaries. An executive officer generally forfeits any unvested stock option and restricted stock award upon ceasing employment.
401(k) Plan
Our 401(k) Plan is available to substantially all of our full-time employees, including our executive officers. Under the 401(k) Plan, our executive officers determine at the beginning of each quarter a fixed percentage of their base salary to be deferred and included in their 401(k) accounts. We also have made discretionary matching contributions to all participants’ accounts, up to a maximum of $1,000. The matching portion of the Company’s contribution in past years has been invested in our Class A Common Stock, with the participant having the option to transfer the investment to another investment option, but due to the economic environment, we determined that a discretionary match would not be made for the 2010 or 2011 plan years. Discretionary matches were made for the 2012, 2013, 2014, 2015, 2016, 2017, 2018, and 2019 plan years. All participants have the opportunity to invest their deferred amounts in our Class A Common Stock. The feature of the 401(k) Plan allowing our executives to purchase our Class A Common Stock is designed to align their interests with stockholders.
Deferred Compensation Plans
In 1999 and 2005, we established nonqualified deferred compensation plans which allow executive officers and certain employees to annually elect, prior to January 1 of the calendar year in which the base salary or bonus is earned, to defer up to 15% (but not less than $2,500) of their base salary, and up to 85% of any bonus, on a pre-tax basis, until their retirement or termination. The deferred amounts are periodically credited with investment returns by reference to investment options offered to participants in the plans, although we are not obligated to reserve funds to pay deferred amounts or, if we do so, to invest the reserves in any particular manner. We may, in our discretion, purchase policies of life insurance on the lives of the participants to assist us in paying the deferred compensation under the plans. The retirement or termination benefit to be paid by us to a participant is the cumulative amount of compensation deferred by the participant and any notional investment returns thereon. The 2005 deferred compensation plan is substantially identical to the 1999 plan except for certain modifications to comply with Section 409A of the Code. Any contributions made after 2004 are made pursuant to the 2005 deferred compensation plan. We have created grantor trusts to assist us in meeting our obligations under the plans. All assets of the trusts are dedicated to the payment of deferred compensation under the respective plans unless we become insolvent, in which case the assets are available to our creditors.
Health Plans and Perquisites
We provide our executive officers with certain benefits and perquisites. These benefits and perquisites are designed to attract and retain our senior managers. Benefits include basic life insurance and medical and dental insurance equal to that provided to other employees. In addition, executive officers also receive benefits under a split dollar life insurance plan and a long term care plan. Executive officers are also eligible for car allowances and medical reimbursements. In addition, the CEO receives personal use of our private airplane, personal tax consulting and tax return preparation fees, and country club dues. Perquisites are provided in order to provide a total compensation package which is competitive with the marketplace for executive officers. Under the amended 2011 employment agreement, if the CEO’s employment is terminated for any reason, other than “for cause,” we have agreed to continue to provide health insurance and medical reimbursement commensurate with all health insurance and medical reimbursement programs that are maintained by us for current employees to the CEO and his spouse, and to maintain in force all existing life insurance policies for a period of ten years.
Severance Arrangements
As discussed in more detail in the section below entitled “Compensation of Executive Officers-Employment Agreement and Potential Payments Upon Termination or Change-in-Control,” the CEO’s amended 2011 employment agreement has change-in-control severance arrangements. In addition, in December 2007, the Committee determined to enter into change-in-control agreements with its executive officers. The agreements are intended to help retain executives during continued industry consolidation and are designed to attract and retain senior managers and to provide for continuity of management in the event of a change-in-control.
Our CEO’s amended 2011 employment agreement provides that following the sale or transfer of control of all or substantially all of our assets or stock or the consummation of a merger or consolidation in which we are not the surviving corporation, the CEO shall have the right to terminate his employment, and upon such change-in-control, he will be paid an amount equal to 2.99 times the average of his total annual compensation for each of the three immediately preceding periods of twelve consecutive months, plus an additional amount as is necessary for applicable tax liabilities related to the payment. See “Employment Agreement and Potential Payments Upon Termination or Change-in-Control.”
With respect to the other executive officers, the change-in-control agreements provide that we shall pay a lump sum payment within forty-five days of the change-in-control of 1.5 times the average of the executive’s last three full calendar years of such executive’s base salary and any annual cash bonus. We or the surviving entity may require as a condition to receipt of payment that the executive continue in employment for a period of up to six months after consummation of the change-in-control. During such six months, the executive will continue to earn his pre-existing salary and benefits.
Compensation Committee Report
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in our annual report on Form 10-K for the year ended December 31, 2019.
Compensation Committee
Gary G. Stevens, Chairman
Clarke R. Brown, Jr.
Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act that incorporate future filings, including this proxy statement in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during the 2019 fiscal year included Mr. Stevens (Chairman) and Mr. Brown. No member of this Committee was at any time during the 2019 fiscal year or at any other time an officer or employee of the Company, and no member of this Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or the Compensation Committee during the 2019 fiscal year.

COMPENSATION OF EXECUTIVE OFFICERS
The following table sets forth the total compensation awarded to, earned by, or paid during 2019, 2018, and 2017 to our CEO, CFO, our three most highly compensated executive officers other than the CEO and CFO as of December 31, 2019 whose total compensation for 2019 exceeded $100,000:
2019 Summary Compensation Table
Name and Principal Position	Year	Salary(1) $	Bonus(1) $		Stock Awards(3) $	Option Awards(4) $	Non- Equity Incentive Plan Comp $	All Other Compensation(5) $	Total Compensation $
Edward K. Christian President and CEO	2019	$1,114,168	$	—(2)	$1,382,815	$—	$700,000(2)	$180,650	$3,377,633
	2018	$1,071,476	$	—(2)	$1,365,163	$—	$800,000(2)	$151,350	$3,387,989
	2017	$1,030,420	$	—(2)	$1,281,800	$—	$950,000(2)	$121,163	$3,383,383
Samuel D. Bush, Senior Vice President and CFO	2019	$350,000		$35,000	$139,994	$—	$—	$29,197	$554,191
	2018	$346,923		$35,000	$173,780	$—	$—	$29,552	$585,255
	2017	$340,000		$35,000	$139,009	$—	$—	$25,731	$539,740
Marcia K. Lobaito, Senior Vice President, Corporate Secretary and Director of Business Affairs	2019	$215,000		$35,000	$86,005	$—	$—	$32,248	$368,253
	2018	$211,923		$35,000	$118,323	$—	$—	$27,672	$392,918
	2017	$205,000		$35,000	$83,980	$—	$—	$27,998	$351,978
Catherine A. Bobinski, Senior Vice President – Finance, Chief Accounting Officer and Corp. Controller	2019	$200,000		$35,000	$79,997	$—	$—	$27,297	$342,294
	2018	$193,846		$35,000	$112,173	$—	$—	$22,241	$363,260
	2017	$180,000		$35,000	$73,593	$—	$—	$30,030	$318,623
Christopher S. Forgy,(6) Senior Vice President – Operations	2019	$285,000		$35,000	$85,488	$—	$—	$18,517	$424,005
	2018	$263,365		$60,000	$58,514	$—	$—	$54,113	$435,992
	2017	$—		$—	$—	$—	$—	$—	$—

(1)
Includes amounts deferred under the Company’s 401(k) Plan, the 2005 deferred compensation plan, and the CEO’s amended 2011 employment agreement.

(2)
The entire bonus awarded to Mr. Christian in 2019 and 2017 was based on his having satisfied the BCF performance goals. The amount of such bonus is disclosed under the column entitled “Non-Equity Incentive Plan Comp.” Of the total bonus granted to Mr. Christian in 2018, $650,000 was based on his having satisfied the BCF performance goal, the remaining $150,000 was a discretionary bonus granted due to the significant achievements of the Company under the leadership of Mr. Christian during 2018, including a $5,000,000 reduction of the Company’s outstanding bank debt, a 6% increase in Net Operating Revenue, a 14% increase in Operating Income and a 19% increase in income from continuing operations before tax over the 2017 fiscal year.

(3)
Includes restricted stock awarded on December 11, 2019, March 13, 2018, November 28, 2018, and December 6, 2017, respectively. See “Long Term Incentives” under “Compensation Discussion and Analysis” above.

(4)
No options were awarded in 2019, 2018, or 2017.

(5)
With respect to Mr. Christian, perquisites include personal use of Company provided automobile, country club dues, medical expense reimbursement, participation in an executive medical plan, personal tax consulting and tax return preparation fees, and personal use of a private airplane in 2019, 2018, and 2017. In 2019, 2018, and 2017 the personal use of the private airplane for Mr. Christian was in the amounts of $69,935, $43,523, and $27,456, respectively (computed using the actual invoice cost incurred by the Company). In 2019, 2018, and 2017, Mr. Bush, Ms. Lobaito and Ms. Bobinski received perquisites for personal use of Company provided automobile, housing accommodation and medical expense reimbursements. In 2019 and 2018, Mr. Forgy received perquisites for personal use of a Company provided automobile, housing accommodation and medical expense reimbursements. In 2018, Mr. Forgy received perquisites for moving expenses and temporary lodging reimbursements. Perquisites are valued based on the aggregate incremental costs to the Company. In addition, in each of 2019, 2018, and 2017, the Company paid life insurance (including split dollar) premiums for Mr. Christian, Mr. Bush, Ms. Lobaito and Ms. Bobinski in the amounts of $50,000, $10,000, $10,000, and $10,000, respectively. In 2019 and 2018, the Company paid long-term care insurance premiums for Mr. Forgy in the amounts of $250 and $21, respectively. Under the 401(k) Plan, all of the matching funds were used to purchase 32, 29, and 27 shares of Class A Common Stock in 2019, 2018, and 2017, respectively, for Mr. Christian, Mr. Bush, Ms. Lobaito, Ms. Bobinski and Mr. Forgy.
(6)
Includes Mr. Forgy’s compensation for the entire year of 2018, including prior to his promotion to Senior Vice President of Operations of the Company on May 24, 2018.

2019 CEO and Executive Officer Compensation
In 2019, our most highly compensated executive officer was Mr. Christian, Chairman, President, and CEO. Mr. Christian received a performance based bonus of $700,000 and a salary of $1,114,168 in 2019 that was determined based on his amended 2011 employment agreement. Mr. Christian earned the bonus of $700,000 for having satisfied certain 2019 BCF performance goals established by the Compensation Committee pursuant to the amended 2011 employment agreement and CEO Plan. Such bonus is designed to constitute “qualified, performance based compensation” under Section 162(m) of the Code. See “Base Salary” and “Bonuses” under “Compensation Discussion and Analysis” above.
Based on the CEO’s subjective review of the 2019 performance of the other executive officers, the CEO recommended that 2019 cash bonuses remain flat to those paid in 2018 for Mr. Bush, Ms. Lobaito, Ms. Bobinski and Mr. Forgy, respectively, and the Committee agreed. The Committee then made such recommendation to the Board for the Board’s final approval, and the Board agreed.

Grants of Plan-Based Awards
The following table sets forth information concerning equity and non-equity incentive plan awards made to each of the named executive officers of the Company during 2019.
2019 Grants of Plan-Based Awards
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)					Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold ($)	Target 1 ($)	Target 2 ($)	Target 3 ($)	Maximum Awards ($)	Threshold (#)	Target (#)	Maximum (#)	Grant Date Fair Value of Stock Awards ($)
Edward K. Christian	March 15, 2019	700,000	800,000	900,000		1,000,000	—	—	—	—
	December 11, 2019	—	—	—	—	—	—	44,321	44,321	1,382,815
Samuel D. Bush	December 11, 2019	—	—	—	—	—	—	4,487	4,487	139,994
Marcia K. Lobaito	December 16, 2019	—	—	—	—	—	—	2,796	2,796	86,005
Catherine A. Bobinski	December 11, 2019	—	—	—	—	—	—	2,564	2,564	79,997
Christopher S. Forgy	December 11, 2019	—	—	—	—	—	—	2,740	2,740	85,488

(1)
The table shows the potential amounts which could have been earned in 2019 if the performance goals were achieved at the minimum threshold, 100% of target 1, 100% of target 2, 100% of target 3, and at maximum bonus. Mr. Christian satisfied the $700,000 threshold award. See “Bonuses” under “Compensation Discussion and Analysis” and the “2019 CEO and Executive Officer Compensation” sections of this proxy statement.

(2)
The table shows the potential number of shares which could be earned on the grant of restricted stock. The restricted stock granted on December 11, 2019 vests in one-third increments on November 6, 2020, 2021, and 2022, if the reporting person is an employee on the applicable date. All such restricted stock, however, shall vest if the reporting person is an employee on the occurrence or deemed occurrence of a change-in-control. All restricted stock awards comprise Class A Common Stock, except that the restricted stock awarded to Mr. Christian comprises Class B Common Stock. See “Long Term Incentives” under “Compensation Discussion and Analysis” and the “2019 CEO and Executive Officer Compensation” sections of this proxy statement. There were no grants of options in 2019.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information as of December 31, 2019 regarding unexercised options and restricted stock that has not vested for each named executive officer outstanding as of December 31, 2019:
Outstanding Equity Awards at Fiscal Year-End Table
	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Edward K. Christian
12/06/2017	—	—	$—	—	9,667	$293,877
3/13/2018	—	—	$—	—	—	$—
11/28/2018	—	—	$—	—	24,419	$742,338
12/11/2019	—	—	$—	—	44,321	$1,347,358
Samuel D. Bush
12/06/2017	—	—	$—	—	1,048	$31,859
3/13/2018	—	—	$—	—	257	$7,813
11/28/2018	—	—	$—	—	2,571	$78,158
12/11/2019	—	—	$—	—	4,487	$136,405
Marcia K. Lobaito
12/06/2017	—	—	$—	—	633	$19,243
3/13/2018	—	—	$—	—	257	$7,813
11/28/2018	—	—	$—	—	1,579	$48,002
12/16/2019	—	—	$—	—	2,796	$84,998
Catherine A. Bobinski
12/06/2017	—	—	$—	—	555	$16,872
3/13/2018	—	—	$—	—	257	$7,813
11/28/2018	—	—	$—	—	1,469	$44,658
12/11/2019	—	—	$—	—	2,564	$77,946
Christopher S. Forgy
12/06/2017	—	—	$—	—	162	$4,925
3/13/2018	—	—	$—	—	—	$—
11/28/2018	—	—	$—	—	1,046	$31,798
12/11/2019	—	—	$—	—	2,740	$83,296

(1)
Restricted stock awarded on December 6, 2017 vest in one-third increments on November 6, 2018, 2019, and 2020, if the reporting person is an employee on the applicable date. Restricted stock awarded on March 13, 2018 vest in one-third increments on November 6, 2018, 2019, and 2020, if the reporting person is an employee on the applicable date. Restricted stock awarded on November 28, 2018 vest in one-third increments on November 6, 2019, 2020, and 2021, if the reporting person is an employee on the applicable date. Restricted stock awarded on December 11, 2019 and December 16, 2019 vest in one-third increments on November 6, 2020, 2021, and 2022, if the reporting person is an employee on the applicable date. All such restricted stock, however, shall vest if the reporting person is an employee on the occurrence or deemed occurrence of a change-in-control. All restricted stock awards comprise Class A Common Stock, except that the restricted stock awarded to Mr. Christian comprises Class B Common Stock.

(2)
The closing price of our Class A Common Stock on the NASDAQ on December 31, 2019 (the last business day of the fiscal year) was $30.40 per share.

Option Exercises and Stock Vested
The following table sets forth the options exercised by the named executive officers listed below in 2019 and the restricted stock of the executive officers listed below which vested during the year ended December 31, 2019.
2019 Option Exercises and Stock Vested Table
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Edward K. Christian	—	—	30,307	$917,999
Samuel D. Bush	—	—	3,523	$106,712
Marcia K. Lobaito	—	—	2,241	$67,880
Catherine A. Bobinski	—	—	2,040	$61,792
Christopher S. Forgy	—	—	891	$26,988

(1)
The value realized on vesting is obtained by multiplying the number of shares of restricted stock that have vested during the year ended December 31, 2019 by the closing price of the Class A Common Stock on the vesting date. Mr. Christian receives restricted shares of Class B Common Stock.

Nonqualified Deferred Compensation
In 1999 and 2005, we established nonqualified deferred compensation plans which allow executive officers and certain employees to annually elect, prior to January 1 of the calendar year in which the base salary or bonus is earned, to defer a portion of their base salary up to 15% (but not less than $2,500), and up to 85% of any bonus, on a pre-tax basis, until their retirement. The deferred amounts are invested in investment options offered under the plans. The Company may, in its discretion, purchase policies of life insurance on the lives of the participants to assist the Company in paying the deferred compensation under the plans. The Company has created model trusts to assist it in meeting its obligations under the plans. All investment assets under the plans are the property of the Company until distributed. The retirement benefit to be provided is based on the amount of compensation deferred and any earnings thereon. The 2005 plan is substantially identical to the 1999 plan except for certain modifications to comply with Section 409A of the Code. Any contributions made after 2004 are made pursuant to the 2005 deferred compensation plan.
Under the plans, upon termination of the executive officer’s employment with the Company, he or she will be entitled to receive all amounts credited to his or her account for deferrals and the related earnings thereon, prior to January 1, 2005, in one lump sum. For amounts deferred after 2004, the executive will receive the amounts credited to his or her account in one lump sum, six months after termination. For amounts deferred prior to January 1, 2005, under the 1999 deferred compensation plan, upon a participant’s death if the Company has purchased life insurance, the benefit payable shall equal the value of the participant’s account multiplied by 1.5. Under the 2005 deferred compensation plan, upon a participant’s death, if the Company has purchased a life insurance policy on the life of a participant, the benefit payable shall equal the value of the participant’s account multiplied by 1.5, but the incremental increase to such account shall not exceed $150,000. Upon a change-in-control of the Company, each participant shall be distributed all amounts credited to his or her account in a lump sum. Mr. Christian does not participate in the plans.

Nonqualified Deferred Compensation Table
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Edward K. Christian	$—	$—	$—	$—	$—
Samuel D. Bush	$—	$—	$52,288	$—	$344,669
Marcia K. Lobaito	$—	$—	$31,847	$—	$430,109
Catherine A. Bobinski	$24,000	$—	$22,254	$—	$404,250
Christopher S. Forgy	$16,478	$—	$313	$—	$44,181
CEO Pay Ratio: 93:1
Under Item 402(u) of Regulation S-K, the Company must disclose the ratio of the median of the annual total compensation of all employees (except the principal executive officer) to the total annual compensation of the principal executive officer. The Company’s principal executive officer is Mr. Christian. As permitted by SEC rules, we determined that for 2019 we could refer to the same median employee that was identified in 2018. There has been no change in either our employee population or our employee compensation arrangements in 2019 that we believe would significantly impact our pay ratio disclosure. Our 2018 median employee was determined by compiling a list of all employees as of November 21, 2018, and making a median employee determination. We did that by calculating the annual total compensation of each employee in the same manner as annual total compensation is calculated for the Company’s named executive officers as set forth in the 2019 Summary Compensation Table. The list of employees was then ranked from lowest employee annual total compensation to highest, and the employee with the median annual total compensation was identified as the median employee. This median employee’s annual total compensation was $36,249. Mr. Christian’s annual total compensation for 2019 was $3,377,633 and, therefore, Mr. Christian’s 2019 annual total compensation is 93 times that of the median employee.
Employment Agreement and Potential Payments Upon Termination or Change-in-Control
CEO’s Employment Agreement
On February 26, 2019, we entered into a second amendment (the “2019 amendment”) to the employment agreement with Mr. Christian dated June 1, 2011 (the “2011 employment agreement”), which had previously been amended on February 12, 2016 (the “2016 amendment”). The 2011 employment agreement, as amended by both the 2016 amendment and the 2019 amendment, is referred to herein as the “amended 2011 employment agreement”. The 2019 amendment extended Mr. Christian’s employment with the Company to March 31, 2025. The 2011 employment agreement would have terminated on March 31, 2018, and the 2016 amendment extended the termination date to March 31, 2021. Pursuant to the amended 2011 employment agreement, we pay Mr. Christian a salary at the rate of $860,000 per year, adjusted as discussed in the next paragraph below. The amended 2011 employment agreement permits Mr. Christian to defer any or all of his annual salary. Additionally, the amended 2011 employment agreement authorizes the Company to pay for Mr. Christian’s tax preparation services on an annual basis, the amount of which will be subject to income tax as additional compensation.
Pursuant to the 2011 employment agreement, commencing on June 1, 2012, and each anniversary thereafter, the Compensation Committee was required to determine in its discretion the amount of any increase in Mr. Christian’s then existing annual salary; provided, however, that such increase would not be less than the greater of 3% or a cost of living increase based on the consumer price index. Pursuant to the 2016 amendment, however, the amended 2011 employment agreement now provides that such increase in Mr. Christian’s then existing salary shall not be less than the greater of 4% or a cost of living increase based on the consumer price index. The amended 2011 employment agreement also includes a provision providing for a bonus to be awarded to Mr. Christian at the discretion of the Board.
The amended 2011 employment agreement also provides that Mr. Christian is eligible for stock options as shall be approved by the Compensation Committee and bonuses in such amounts as shall be determined pursuant to the terms of the CEO Plan or as otherwise determined by the Compensation Committee in its discretion based on the performance of the Company and the accomplishments of objectives established by the Compensation Committee in consultation with Mr. Christian.
Under the amended 2011 employment agreement, Mr. Christian is eligible to participate, in accordance with their terms, in all medical and health plans, life insurance, profit sharing, 401(k) Plan, pension, and such other employment benefits as are maintained by the Company or its affiliates for other key employees performing services. During the term of the employment agreement, the Company is required to maintain all existing policies of insurance on Mr. Christian’s life, including the existing split dollar policy. The Company is also required to pay for Mr. Christian to participate in an executive medical plan and to maintain its existing medical reimbursement policy. Under the amended 2011 employment agreement, Mr. Christian is also furnished with an automobile and other fringe benefits as have been afforded him in the past or as are consistent with his position. In addition, under the amended 2011 employment agreement, the Company has agreed to maintain an office for Mr. Christian in Sarasota County, Florida. The 2016 amendment increased the paid vacation time awarded to Mr. Christian on the anniversary date of the 2011 employment agreement. Under the terms of the 2011 employment agreement, Mr. Christian had been entitled to four weeks of paid vacation. The amended 2011 employment agreement entitles Mr. Christian to six weeks of paid vacation.
The amended 2011 employment agreement terminates upon Mr. Christian’s death and can be terminated by either party in the event of Mr. Christian’s disability for a continuous period of eight months, or an aggregate period of twelve months within any eighteen month period. The amended 2011 employment agreement also provides for certain payments to Mr. Christian in the event of his death or disability. Under the amended 2011 employment agreement, in the event of Mr. Christian’s death, his estate receives his then current base salary and any previously granted award becomes immediately vested. In the event of disability under the amended 2011 employment agreement, Mr. Christian receives the accrued portion of any salary and bonus, and severance pay equal to 100% of his then base salary for twenty-four months. Prior to the 2016 amendment, Mr. Christian was entitled to receive such pay for fifteen months. In addition, under the amended 2011 employment agreement, after the date of termination in the event of disability, any unvested stock options previously granted to Mr. Christian by the Company become immediately 100% vested to the extent permitted by law. Prior to the 2016 amendment, after the date of termination in the event of disability, any previously granted award (whether in the form of unvested stock options or restricted stock) became immediately 100% vested to the extent permitted by law.
Under the amended 2011 employment agreement, by a majority vote of the independent directors, we can terminate the agreement for cause. “For cause” means conviction of a felony, willful misconduct, gross neglect of duty, material breach of fiduciary duty to the Company, or material breach of the employment agreement. The amended 2011 employment agreement also provides that upon our sale, or transfer of control of, all or substantially all of the assets or stock of the Company or the consummation of a merger or consolidation involving the Company in which the Company is not the surviving corporation, Mr. Christian will be paid an amount equal to 2.99 times the average of his total annual salary and bonus for the three immediately preceding periods of twelve consecutive months plus an additional amount as is necessary for applicable income taxes related to the payment under Code sections 280 and 4999 and all federal and state tax liabilities. Mr. Christian has the right to terminate the agreement at any time following a change-in-control. The amended 2011 employment agreement also provides that to the extent that any payments under the amended 2011 employment agreement would be subject to the excise tax imposed by Section 4999 and interest or penalties, Mr. Christian would be entitled to an additional payment to cover such excise tax, interest or penalties. If Mr. Christian’s employment is terminated for any reason, including death or voluntary resignation, but not a “for cause” termination, we are required to continue to provide health insurance and medical reimbursement to Mr. Christian and his spouse and to maintain and enforce all existing life insurance policies for a period of ten years.
The amended 2011 employment agreement also contains a covenant not to compete pursuant to which Mr. Christian agrees that if he voluntarily terminates his employment with the Company or is terminated for cause, for a three year period, he will not, directly or indirectly, own, manage, operate, control, or be employed by, any radio or television station the primary transmitter of which is located within sixty-five miles of the community license of a radio or television station (i) then operated by the Company or any of its subsidiaries, or (ii) then subject to a sale or purchase contract to which the Company or any subsidiary is a party.
Change-in-Control Agreements
As of December 28, 2007, Mr. Bush, Ms. Lobaito, and Ms. Bobinski entered into change-in-control agreements. As of September 28, 2018, Mr. Forgy also entered into a change-in-control agreement. A change-in-control is defined in these agreements to mean the occurrence of: (a) any person or group becoming the beneficial owner, directly or indirectly, of more than 30% of the combined voting power of the Company’s then outstanding securities and Mr. Christian ceasing to be Chairman and CEO of the Company; (b) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting securities of the Company or such surviving entity; or (c) the approval of the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets.
If there is a change-in-control, the Company shall pay a lump sum payment within forty-five days thereof of 1.5 times the average of the executive’s last three full calendar years of such executive’s base salary and any annual cash bonus paid. In the event that such payment constitutes a “parachute payment” within the meaning of Section 280G subject to an excise tax imposed by Section 4999 of the Code, the Company shall pay the executive an additional amount so that the executive will receive the entire amount of the lump sum payment before deduction for federal, state and local income tax and payroll tax. In the event of a change-in-control (other than the approval of a plan of liquidation), the Company or the surviving entity may require as a condition to receipt of payment that the executive continue in employment for a period of up to six months after consummation of the change-in-control. During such six months, the executive will continue to earn his or her pre-existing salary and benefits. In such case, the executive shall be paid the lump sum payment upon completion of the continued employment. If, however, the executive fails to remain employed during this period of continued employment for any reason other than (a) termination without cause by the Company or the surviving entity, (b) death, (c) disability, or (d) breach of the agreement by the Company or the surviving entity, then the executive shall not be paid the lump sum payment. In addition, if the executive’s employment is terminated by the Company without cause within six months prior to the consummation of a change-in-control, then the executive shall be paid the lump sum payment within forty-five days of such change-in-control. Termination for cause means: (a) willful dishonesty involving the Company, excluding good faith expense account disputes; (b) conviction of or entering of a no contest plea to a felony or other crime involving material dishonesty or moral turpitude; (c) material failure or refusal to perform the executive’s duties or other lawful directive from the CEO or Board which is not cured by the executive within ten days after receipt by the executive of a written notice from the Company specifying the details thereof; (d) willful violation by the executive of the Company’s lawful policies or of the executive’s fiduciary duties, which violation is not cured by the executive within ten days after receipt by the executive of a written notice from the Company specifying the details thereof; (e) the executive’s willful violation of the Company’s published business conduct guidelines, code of ethics, conflict of interest, or similar policies; or (f) illegal drug or substance abuse or addiction by the executive which is not protected by law.
Under the form of stock option agreement made and entered into pursuant to the 2005 Incentive Compensation Plan, all options become fully vested and exercisable in full upon the occurrence of a change-in-control as defined in the 2005 Incentive Compensation Plan or if the Compensation Committee determines that a change-in-control has occurred, if the optionee is an employee at the time of such occurrence. Similarly, under the form of restricted stock agreement adopted under the 2005 Incentive Compensation Plan, the vesting or restricting period shall lapse with respect to all restricted stock upon the occurrence of a change-in-control, as defined in the 2005 Incentive Compensation Plan, or if the Compensation Committee determines that a change-in-control has occurred if the grantee of the restricted stock is an employee at the time of such occurrence.
Under the Company’s 1999 and 2005 deferred compensation plans, in which Mr. Christian does not participate, upon a change-in-control of the Company as defined in such plans, each participant shall be distributed all amounts credited to the account of the participant in a lump sum.

The following tables show the estimated payments and benefits to the CEO (under the terms of the amended 2011 employment agreement) and the other named executive officers in the event of a change-in-control, upon retirement, upon termination other than retirement or death, and upon death assuming the trigger event occurred on December 31, 2019 (the last business day of the fiscal year), and the number of options and shares of restricted stock and the price per share, as applicable, which is the closing price on December 31, 2019:
Change-in-Control
	CEO Employment Agreement Salary, Bonus & Tax Gross-Up(1)	Change in Control Agreements(2)	Split Dollar Premium(3)(10)	Life Insurance Premium(4)	Health Insurance Premiums(5)	Medical Reimburse- ment(6)	Account Balance Non-Qualified Plan(7)	Restricted Stock(8)	Stock Options	CSV of Split Dollar Policy(9)	Accrued Vacation(10)	Total Change in Control Payments
Edward K. Christian	$9,669,824	$—	$500,000	$540,000	$84,000	$142,600	$—	$2,383,573	$—	$848,776	$566,725	$14,735,498
Samuel D.Bush	$—	$570,962	$—	$—	$—	$—	$344,669	$254,235	$—	$204,877	$—	$1,374,743
Marcia K. Lobaito	$—	$368,462	$—	$—	$—	$—	$430,109	$160,056	$—	$225,915	$—	$1,184,542
Catherine A. Bobinski	$—	$339,423	$—	$—	$—	$—	$404,250	$147,288	$—	$178,875	$—	$1,069,836
Christopher S. Forgy	$—	$431,490	$—	$—	$—	$—	$44,181	$120,019	$—	$—	$—	$595,690
Total	$9,669,824	$1,710,337	$500,000	$540,000	$84,000	$142,600	$1,223,209	$3,065,171	$—	$1,458,443	$566,725	$18,960,309

(1)
2.99 times three year average annual salary and bonus, grossed up for applicable taxes.

(2)
1.5 times three year average annual salary and bonus.

(3)
$50,000 annual premium for split dollar life insurance policy under the CEO’s amended 2011 employment agreement for ten years.

(4)
$750,000 life insurance policy for CEO under the CEO’s amended 2011 employment agreement for ten years estimated at $54,000 per year.

(5)
Health insurance premiums for CEO and spouse under the CEO’s amended 2011 employment agreement for ten years estimated at $8,400 per year.

(6)
Medical reimbursement for CEO and spouse under the CEO’s amended 2011 employment agreement for ten years estimated at $14,260 per year.

(7)
Participant distributed account balance in a lump sum.

(8)
All unvested units of restricted stock become fully vested.

(9)
All rights in the policy are assigned to the insured upon change-in-control (cash surrender value of policy).

(10)
Unused vacation accrues and rolls over to successive years.

Retirement upon age 65
	Health Insurance Premiums(1)	Medical Reimbursement(2)	Account Balance Non-Qualified Plan(3)	Stock Options	CSV of Split Dollar Policy(4)	Accrued Vacation(5)	Total Retirement Payments
Edward K. Christian	$84,000	$142,600	$—	$—	$848,776	$566,725	$1,642,101
Samuel D. Bush	$—	$—	$344,669	$—	$204,877	$—	$549,546
Marcia K. Lobaito	$—	$—	$430,109	$—	$225,915	$—	$656,024
Catherine A. Bobinski	$—	$—	$404,250	$—	$178,875	$—	$583,125
Christopher S. Forgy	$—	$—	$44,181	$—	$—	$—	$44,181
Total	$84,000	$142,600	$1,223,209	$—	$1,458,443	$566,725	$3,474,977

(1)
Health insurance premiums for CEO and spouse under the CEO’s amended 2011 employment agreement for ten years estimated at $8,400 per year.

(2)
Medical reimbursement for CEO and spouse under the CEO’s amended 2011 employment agreement for ten years estimated at $14,260 per year.

(3)
Participant distributed account balance in a lump sum.

(4)
All rights in the policy are assigned to the insured upon change-in-control or separation from retirement at age 65 (cash surrender value of policy).

(5)
Unused vacation accrues and rolls over to successive years.

Termination other Than Retirement, Death or Disability
	Health Insurance Premiums(1)	Medical Reimbursement(2)	Account Balance Non-Qualified Plan(3)	Stock Options	Accrued Vacation(4)	Total Termination Payments
Edward K. Christian	$84,000	$142,600	$—	$—	$566,725	$793,325
Samuel D. Bush	$—	$—	$344,669	$—	$—	$344,669
Marcia K. Lobaito	$—	$—	$430,109	$—	$—	$430,109
Catherine A. Bobinski	$—	$—	$404,250	$—	$—	$404,250
Christopher S. Forgy	$—	$—	$44,181	$—	$—	$44,181
Total	$84,000	$142,600	$1,223,209	$—	$566,725	$2,016,534

(1)
Health insurance premiums for CEO and spouse under the CEO’s amended 2011 employment agreement for ten years at $8,400 per year.

(2)
Medical reimbursement for CEO and spouse under the CEO’s amended 2011 employment agreement for ten years at $14,260 per year.

(3)
Participant distributed account balance in a lump sum.

(4)
Unused vacation accrues and rolls over to successive years.

Termination Due to Death
	CEO Employment Agreement Salary & Bonus(1)	Health Insurance Premiums(2)	Medical Reimbursement(3)	150% of Account Balance Non Qualified Plan(4)	Restricted Stock(5)	Stock Options	Split Dollar Policy(6)	Accrued Vacation(7)	Total Termination Due to Death Payments
Edward K. Christian	$1,133,449	$42,000	$71,300	$—	$2,383,573	$—	$7,000,000	$566,725	$11,197,047
Samuel D. Bush	$—	$—	$—	$517,004	$—	$—	$500,000	$—	$1,017,004
Marcia K. Lobaito	$—	$—	$—	$612,296	$—	$—	$250,000	$—	$862,296
Catherine A. Bobinski	$—	$—	$—	$606,375	$—	$—	$250,000	$—	$856,375
Christopher S. Forgy	$—	$—	$—	$66,272	$—	$—	$—	$—	$66,272
Total	$1,133,449	$42,000	$71,300	$1,801,946	$2,383,573	$—	$8,000,000	$566,725	$13,998,993

(1)
The Company shall pay to the legal representative of Mr. Christian’s estate a lump sum payment equal to Mr. Christian’s then base salary.

(2)
Health insurance premiums for CEO’s spouse under the CEO’s amended 2011 employment agreement for ten years estimated at $4,200 per year.

(3)
Medical reimbursement for CEO’s spouse under the CEO’s amended 2011 employment agreement for ten years estimated at $7,130 per year.

(4)
Participant distributed 1.5 times account balance of amounts deferred prior to 2005 and up to a limit of $150,000 of amounts deferred after 2004.

(5)
All unvested units of restricted stock become fully vested.

(6)
Beneficiary receives face value of policy plus accumulation value (cash surrender value less premiums paid by employer). All policies’ accumulation value is zero at December 31, 2019. The CEO policy insures CEO and spouse for $7,000,000 and is paid out upon death of both spouses to successors.

(7)
Unused vacation accrues and rolls over to successive years.

Termination Due to Disability
	CEO Employment Agreement Salary & Bonus(1)	Health Insurance Premiums(2)	Medical Reimbursement(3)	Account Balance Non-Qualified Plan(4)	Restricted Stock(5)	Stock Options	Accrued Vacation(6)	Total Disability Payments
Edward K. Christian	$2,266,898	$84,000	$142,600	$—	$2,383,573	$—	$566,725	$5,443,796
Samuel D. Bush	$—	$—	$—	$344,669	$—	$—	$—	$344,669
Marcia K. Lobaito	$—	$—	$—	$430,109	$—	$—	$—	$430,109
Catherine A. Bobinski	$—	$—	$—	$404,250	$—	$—	$—	$404,250
Christopher S. Forgy	$—	$—	$—	$44,181	$—	$—	$—	$44,181
Total	$2,266,898	$84,000	$142,600	$1,223,209	$2,383,573	$—	$566,725	$6,667,005

(1)
In the event CEO suffers a disability, upon termination, CEO shall receive 100% of his then base salary for twenty-four months.

(2)
Health insurance premiums for CEO and spouse under the CEO’s amended 2011 employment agreement for ten years estimated at $8,400 per year.

(3)
Medical reimbursement for CEO and spouse under the CEO’s amended 2011 employment agreement for ten years estimated at $14,260 per year.

(4)
Participant distributed account balance in a lump sum.

(5)
All unvested units of restricted stock become fully vested.

(6)
Unused vacation accrues and rolls over to successive years.

COMPENSATION OF DIRECTORS
Each director who is not an employee receives an annual cash retainer of $34,000. Chairpersons of each committee who are not employees receive an additional annual cash retainer of $9,500. The Lead Director receives an additional annual cash retainer of $25,000. The retainers are paid quarterly. All directors who are not employees are required to hold and maintain 1,250 shares of the Company’s Class A Common Stock. Such directors are required to achieve this guideline within five years of joining the Board, or in the case of such directors serving at the time the guidelines were adopted, within five years of the date of the adoption of the guideline.
Directors may elect to pay out-of-pocket for health insurance benefits currently offered by the Company to its employees under its self-insured program. In the alternative, directors may elect to have part of their annual retainer used to pay for such benefits. Directors are also permitted to take into income the value of the health insurance benefit.
2019 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Clarke R. Brown, Jr.	$34,000	$17,004	$—	$51,004
Timothy J. Clarke(2)	$43,500	$21,746	$—	$65,246
Roy F. Coppedge III	$34,000	$17,004	$—	$51,004
G. Dean Pearce	$34,000	$17,004	$—	$51,004
Gary G. Stevens(3)	$68,500	$34,258	$63,509(4)	$166,267
Warren S. Lada	$34,000	$17,004	$12,458(4)	$63,462

(1)
All stock awards comprise grants of Class A Common Restricted Stock which vest in one-third increments on November 6, 2020, 2021, and 2022, if the reporting person is a director on the applicable date. All such restricted stock, however, shall vest if the reporting person is a director on the occurrence or deemed occurrence of a change-in-control. Stock award values are calculated based on the closing price of our Class A Common Stock on the NASDAQ on December 11, 2019 ($31.20 per share).

(2)
Chairman of Finance and Audit Committee beginning after 2018 Annual Meeting of Stockholders.

(3)
Chairman of Compensation Committee, Lead Director.

(4)
With respect to Mr. Stevens includes the value of health insurance provided and personal use of a private airplane in the amount of $52,375 (computed using the actual invoice cost incurred by the Company). With respect to Mr. Lada includes the value of health insurance provided and a housing accommodation, but does not include $493,514 of nonqualified deferred income distributions paid to Mr. Lada during the fiscal year for his services as an officer of the Company.

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS WITH
DIRECTORS AND MANAGEMENT
Policy
Pursuant to our written Corporate Governance Guidelines, the Finance and Audit Committee is required to conduct a review of all related party transactions for potential conflicts of interest. All such transactions must be approved by the Finance and Audit Committee. To the extent such transactions are on-going business relationships with the Company, such transactions are reviewed annually and such relationships shall be on terms not materially less favorable than would be usual and customary in similar transactions between unrelated persons dealing at arm’s-length.
Related Party Transactions
Effective September 1, 2017, Saga Quad States, our fully owned subsidiary, completed the acquisition from Apex Media Corporation, a South Carolina corporation (“AMC”), and Pearce Development, LLC f/k/a Apex Real Property, LLC, a South Carolina limited liability company (“ARP” and together with AMC, “Seller”), of substantially all of Seller’s assets related to the operation of certain radio and translator stations. The terms and closing conditions for the transaction are set forth in the Asset Purchase Agreement dated May 9, 2017 (the “Apex Agreement”) by and among Seller, Saga Quad States, and, solely in his role as guarantor under the Apex Agreement, G. Dean Pearce. This acquisition was previously disclosed in our Form 8-K filed on May 10, 2017. Mr. Pearce is President of AMC and ARP, and currently serves on our Board of Directors. In connection with this transaction, we received 500 hours of service from New Pointe Systems, a subsidiary of Pearce Development, and agreed to provide 1,000 thirty second spots of airtime to Pearce Development. In 2017, we used approximately 400 hours of service from New Pointe Systems, and used the remaining 100 hours in 2018. Of the 1,000 thirty second spots of airtime we agreed to provide to Pearce Development, zero spots were provided in 2017 and 2018, and 2019. During 2019, we paid approximately $4,400 of rent per month to Pearce Development for our Hilton Head studio and office space.
Effective June 19, 2019, the Company employed Eric Christian, son of Edward K. Christian, our President, CEO and Chairman, as the Company’s Director of Digital Strategies with an annual salary of $140,000. The Audit Committee approved the employment of Mr. Christian. For the 2019 fiscal year, Mr. Christian was paid an aggregate salary and bonus of $81,615, and participated in the Company’s employee benefits plans, which are generally available to all Company employees.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires certain of our officers, our directors, and persons who own more than 10% of a registered class of our equity securities (“insiders”), to file reports of ownership and changes in ownership with the SEC. Insiders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such reports received by us, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the year 2019, we believe that, except as set forth below, our officers and directors complied with all applicable reporting requirements for the year 2019.
Form 4s must be filed before the end of the second business day following the day on which the transaction resulting in a change of beneficial ownership occurred. On October 18, 2019, Mr. Christian’s 401(k) Plan sold 129.5520 shares of Class A Common Stock to fund a required minimum distribution to Mr. Christian. This transaction was reported on Mr. Christian’s Form 5 filed with the SEC on January 29, 2020. As such, the 401(k) Plan sale of shares on October 18, 2019 resulting in a change of beneficial ownership for Mr. Christian was not reported on a timely basis.

OTHER MATTERS
Management does not know of any matters which will be brought before the Annual Meeting other than those specified in the notice thereof. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the form of proxy, or their substitutes acting thereunder, will vote thereon in accordance with their best judgment.
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR ANNUAL MEETINGS
Stockholder proposals that are intended to be presented at our 2021 Annual Meeting of Stockholders must be received at our offices, 73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236, no later than December 17, 2020, to be considered for inclusion in our proxy statement and proxy card relating to that meeting. Stockholder proposals which are not to be included in our proxy statement for the 2021 Annual Meeting of Stockholders and stockholder nominations of persons for election to the Board must be submitted in accordance with our bylaws, which set forth the information that must be received no later than February 10, 2021 (with respect to proposals) and February 9, 2021 (with respect to nominations). All proposals and nominations should be directed to the corporate Secretary, and should be sent by certified mail, return receipt requested in order to avoid confusion regarding dates of receipt. We expect the persons named as proxies for the 2020 Annual Meeting of Stockholders to use their discretionary voting authority, to the extent permitted by law, with respect to any proposal or nomination presented by a stockholder at the 2020 Annual Meeting of Stockholders.
EXPENSE OF SOLICITING PROXIES
All the expenses of preparing, assembling, printing, and mailing the material used in the solicitation of proxies by the Board will be paid by us. In addition to the solicitation of proxies by use of the mails, our officers and regular employees may solicit proxies on behalf of the Board by telephone, telegram, or personal interview, the expenses of which will be borne by us. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons at our expense.
By Order of the Board of Directors
MARCIA LOBAITO
Secretary
Grosse Pointe Farms, Michigan
April 16, 2020

APPENDIX A
CHIEF EXECUTIVE OFFICER
ANNUAL INCENTIVE PLAN
OF
SAGA COMMUNICATIONS, INC.
(Originally effective as of January 1, 2000 and
as amended effective as of January 1, 2005)

CHIEF EXECUTIVE OFFICER
ANNUAL INCENTIVE PLAN
OF
SAGA COMMUNICATIONS, INC.
ARTICLE I
PURPOSE
1.1.
Establishment and Purpose.   Saga Communications, Inc. (the “Company”) hereby establishes the Chief Executive Officer Annual Incentive Plan of Saga Communications (the “Plan”), originally effective as of January 1, 2000, and amended effective as of January 1, 2005. The purpose of the Plan is to further the interests of the Company’s shareholders by establishing and providing performance-based incentives to the Chief Executive Officer of the Company.

1.2.
Applicability of Plan.   The provisions of this Plan are applicable only to the Chief Executive Officer of the Company.

ARTICLE II
DEFINITIONS
2.1
Definitions.   Wherever used in the Plan, the following words and phrases shall have the meaning set forth below, unless the context plainly requires a different meaning:

“Administrator” means the Compensation Committee.
“Beneficiary” means the person or persons designated by the Chief Executive Officer in accordance with Section 6.7.
“Board” means the Board of Directors of the Company.
“Cause” means “for cause” as defined in paragraph 11 of the employment agreement entered into by the Chief Executive Officer and the Company; provided, however, that “Cause” shall not exist unless the notice and potential redress process described in such employment agreement have been completed.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Compensation Committee, and with respect to the administration of the Plan, whose members shall satisfy the definition of “outside directors” as identified in Code Section 162(m)(4)(C) and as defined in Treasury Regulation §1 62-27(e)(3).
“Company” means Saga Communications, Inc.
“Disability” means “disability” as that term is described in paragraph 10 of the employment agreement entered into by the Chief Executive Officer and the Company.
“Effective Date” means January 1, 2000.
“Fiscal Year” means the 12-month period beginning January 1 and ending on the following December 31st.
“Incentive Award” means the amount payable pursuant to the Plan with respect to a Fiscal Year, based on the level of achievement of the Performance Goals established for the Performance Measures selected by the Committee for such Fiscal Year.
“Performance Goal” means, with respect to a specific Performance Measure, the level at which credit will be given to the Chief Executive Officer for purposes of determining a payment from the Plan for a Fiscal Year.
“Performance Measure” means each measure identified in Section 4.1.

“Plan” means. the Chief Executive Officer Annual Incentive Plan of Saga Communications, Inc., and any amendment thereto.
“Retirement” means “retirement” as such or similar term is defined in the qualified defined contribution plan sponsored by the Company.
ARTICLE III
ADMINISTRATION
3.1
General.   The Administrator shall be the Committee, or such other person or persons designated by the Board. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for the administration of the Plan.

3.2
Administrative Rules.   The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

3.3
Duties.   The Administrator shall have the, following rights, powers and duties:

(a)
The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Chief Executive Officer and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

(b)
The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of the Chief Executive Officer and his beneficiary(ies), and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

(c)
The Administrator shall have the authority to appoint individuals, including employees of the Company, to provide appropriate support and day-to-day administration and advice to the Administrator in the fulfillment of the duties of the Administrator.

(d)
The Administrator shall maintain full and complete (records of its decisions. Its records shall contain all relevant data pertaining to the Chief Executive Officer and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of the participant in the Plan.

(e)
The Administrator shall periodically report to the Board with respect to the status of the Plan.

3.4
Fees.   No fee or compensation shall be paid to any person for services as the Administrator. No individual who is an employee of the Company and is appointed by the Administrator pursuant to Section 3.3(c) shall receive additional compensation in fulfilling the duties assigned to that individual. Any non-employee of the Company who provides services to the Administrator pursuant to Section 3.3(c) shall receive fees for such services as negotiated by and between the Company and such non-employee.

ARTICLE IV
PERFORMANCE MEASURES AND GOALS
4.1
Performance Measures.   The Committee shall select, for each Fiscal Year for which the Committee determines that the Chief Executive Officer shall have the opportunity to achieve an Incentive Award, the Performance Measure or Measures by which such Incentive Award shall be determined. The Performance Measures from which the Committee may select include any or all of the following, which may be specified on a consolidated, same station, pro forma, per share and/or segment basis: (i) earnings (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings); (ii) revenue (as measured by operating revenue or net operating revenue); (iii) cash flow; (iv) free cash flow; (v) broadcast cash flow, margins and/or margin growth; (vi) earnings and/or revenue growth; (vii) working capital (viii) market capitalization; (ix) market revenue performance;

(x) achievement and/or maintenance of target stock prices; (xi) stock price growth; (xii) return on equity; (xiii) return on investment; (xiv) return on assets/net assets; and (xv) station market ratings.
4.2
Performance Goals.   The Committee shall assign, for each Fiscal Year for which the Committee determines that the Chief Executive Officer shall have the opportunity to achieve an Incentive Award, the specific goal that must be achieved for each Performance Measure.

4.3
Combination of Performance Measures and Performance Goals.   The Committee shall determine in writing the combination of Performance Measures, their respective Performance Goals, and the weighting to be assigned to each Performance Measure, in determining the level of performance that must be achieved for the Chief Executive Officer to receive an Incentive Award for a specific Fiscal Year. The Committee shall make reasonable efforts to satisfy the requirements of this Section 4.3 within ninety (90) day after the beginning of the Fiscal Year to which the Performance Measures and Goals relate; provided, however, that if the Committee satisfies the requirement of this Section 4.3 after such ninety (90) day period, the provisions of this Plan shall continue to apply with respect to the determination of the Incentive Award for such Fiscal Year.

4.4
Establishment of a Corporate Performance Trigger.   The Committee in satisfying the provisions of this Article IV with respect to any Fiscal Year shall establish a Performance Measure and related Goal (or combination of Measures and related Goals) that must be satisfied prior to determining whether any Incentive Award is to be payable for such Fiscal Year, which shall be set forth in writing in the manner described in Section 4.3.

ARTICLE V
INCENTIVE AWARDS
5.1
Establishing Potential Incentive Award Opportunities.   The Committee shall establish, at the same time as the Performance Measures and Goals are established as described in Article IV with respect to a specific Fiscal Year, the following items:

(a)
The amount of Incentive Award which will be paid if the applicable Performance Goal (or combination of Goals) is achieved;

(b)
The minimum level of Performance Goal (or combination of Performance Goals) achievement which must occur for any Incentive Award to be paid, and the amount that would be paid for such level of achievement; and

(c)
The maximum amount of any Incentive Award which will be paid with respect to achieving a Performance Goal (or combination of Performance Goals), and the amount that would be paid for such level of achievement;

provided, however, that the maximum Incentive Award for any Fiscal Year cannot exceed five hundred percent (500%) of annual base salary payable for such year.
These items shall be set forth in writing consistent with the provisions of Section 4.3.
5.2
Determining Actual Incentive Award.   The Committee shall determine whether any Incentive Award is payable for a Fiscal Year, based on a determination of the actual results relating to the Performance Goals and Measures selected for that Fiscal Year. The Committee may rely on any such information, including but not limited to the financial statements developed with respect to such Fiscal Year, in making such determination. For purposes of making the determination under this Section 5.2, the Committee shall use its best judgment in applying any actual corporate result that is not equal to the specific Goal (or combination of Goals) established for a Performance Measure, but which otherwise would result in an Incentive Award being payable.

The Committee shall have the authority, once such determination is made, to decrease any Incentive Award otherwise payable for a Fiscal Year, but in no event shall the Committee have the authority to increase any such Incentive Award. In making this determination, the Committee may take into account events, including but not limited to changes in corporate structure or accounting procedures, that occur during a Fiscal Year which, in the judgment of the Committee, makes comparison of actual corporate performance with a Performance Goal (or Goals) impossible or inconsistent with the objectives of the Company and the Plan.
The Committee shall set forth in writing the determination required under this Section 5.2.
5.3
Authorizing Payment of Incentive Award.   The Committee shall authorize payment of any Incentive Award for a Fiscal Year after or commensurate with the determination under Section 5.2. Notwithstanding the foregoing, if the Chief Executive Officer separates from employment with the Company on account of death or Disability, or as a result of Retirement, during a Fiscal Year for which the Committee had previously determined that an Incentive Award could be ‘earned by the Chief Executive Officer, the Committee shall authorize payment of any Incentive Award that is determined to be payable, reduced by a fraction, the numerator of which is the number of whole months (rounding to the nearest whole month based on the number of days actually employed in the month the separation occurs) in which the separation from employment occurs, and the denominator of which is twelve (12).

5.4
Form of Payment of Incentive Award.   Unless otherwise determined by the Committee, the Chief Executive Officer shall receive the Incentive Award for a Fiscal Year in one or more lump sum cash payments within a reasonable period of time after the determination described in Sections 5.2 and 5.3 with respect to such Incentive Award. The Chief Executive Officer may elect to defer payment of all or any part of an Incentive Award by complying with such procedures as the Committee may prescribe.

ARTICLE VI
MISCELLANEOUS PROVISIONS
6.1
Term of Plan.   The Plan shall be effective as of the Effective Date, and shall continue in effect until terminated pursuant to Section 6.3.

6.2
Amendment.   The Company reserves the right to amend the Plan in any manner that it deems advisable by a resolution of the Committee; provided, however, that (a) any such amendment, to the extent determined necessary by the Committee, shall be subject to approval by Company shareholders consistent with the requirements of Code Section 162(m) and the regulations thereunder, and (b) no amendment may adversely affect outstanding awards without the consent of the Chief Executive Officer.

6.3
Termination.   The Company reserves the right to suspend or terminate the Plan at any time; provided, however, that no suspension or termination may adversely affect outstanding awards without the consent of the Chief Executive Officer.

6.4
No Assignment.   The Chief Executive Officer shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

6.5
No Implied Rights.   Neither the Chief Executive Officer nor any other individual shall have any rights and privileges with respect to any amounts that may become payable pursuant to the Plan.

6.6
Continued Employment Not Presumed.   Nothing in the Plan or any document describing it shall give any individual the right to continue in employment with the Company or affect the right of the Company to terminate the employment of any such individual.

6.7
Designation of Beneficiary.   The Chief Executive Officer, by filing the prescribed form with the Committee, may designate one or more beneficiaries and successor beneficiaries who shall receive any Incentive Award determined payable, but not paid, in accordance with the terms of the Plan in the event of the Chief Executive Officer’s death. In the event the Chief Executive Officer does not file a form designating one or more beneficiaries, or no designated beneficiary survives the Chief Executive Officer, the amounts shall be paid to or for the benefit of the Chief Executive Officer’s estate.

6.8
Incapacity.   If any person to whom a benefit is payable under the Plan is an infant or if the Committee determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Committee may cause the payments becoming due to such person to be made to another for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, the Company, the Board and the Committee.

6.9
Successors and Assigns.   The provisions of the Plan are binding upon and inure to the benefit of the Company, its respective successors and assigns, and the Chief Executive Officer, his beneficiaries, heirs, legal representatives and assigns.

6.10
Governing Law.   The Plan shall be subject to and construed in accordance with the laws of the State of Michigan, unless otherwise pre-empted by federal law.

6.11
Severability.   If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

6.12
Notification of Addresses.   The Chief Executive Officer and each beneficiary shall file with the Committee, from time to time, in writing, the post office address of the Chief Executive Officer, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Committee (or if no such address was filed with the Committee, then to the last post office address of the Chief Executive Officer or beneficiary as shown on the Company’s records) shall be binding on the Chief Executive Officer and each beneficiary for all purposes of the Plan and neither the Committee nor the Company shall be obligated to search for or ascertain the whereabouts of any Chief Executive Officer or beneficiary.

6.13
Bonding.   The Committee and all agents and advisors employed by it shall not be required to be bonded.

IN WITNESS WHEREOF, the Committee has caused this Plan, as amended, to be adopted.

APPENDIX B
AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of            , 2020 (the “Merger Agreement”), is made by and between Saga Communications Reincorporation, Inc., a Florida corporation (“Saga Communications Florida”), and Saga Communications, Inc., a Delaware corporation (“Saga Communications Delaware”). Saga Communications Florida and Saga Communications Delaware are sometimes referred to in this Agreement as the “Constituent Corporations.” Saga Communications Florida is a wholly-owned subsidiary of Saga Communications Delaware.
BACKGROUND
Saga Communications Florida has a total authorized capital stock of 40,000,000 shares, of which 35,000,000 shares are designated as Class A Common Stock, par value $0.01 per share, 3,500,000 shares are designated as Class B Common Stock, par value $0.01 per share (collectively, the “Saga Communications Florida Common Stock.”), and 1,500,000 shares are designated as Preferred Stock, par value $0.01 per share (the “Saga Communications Florida Preferred Stock”). The Saga Communications Florida Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date of this Agreement, and before giving effect to the transactions contemplated by this Agreement, 1,000 shares of Saga Communications Florida Common Stock are issued and outstanding, all of which are held by Saga Communications Delaware, and no shares of Saga Communications Florida Preferred Stock are issued and outstanding.
Saga Communications Delaware has a total authorized capital stock of 40,000,000 shares, of which 35,000,000 shares are designated as Class A Common Stock, par value $0.01 per share, 3,500,000 shares are designated as Class B Common Stock, par value $0.01 per share (collectively, the “Saga Communications Delaware Common Stock”), and 1,500,000 shares are designated as Preferred Stock, par value $0.01 per share (the “Saga Communications Delaware Preferred Stock”). The Saga Communications Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date of this Agreement, and before giving effect to the transactions contemplated by this Agreement, approximately 5,996,909 shares of Saga Communications Delaware Common Stock, and no shares of Saga Communications Delaware Preferred Stock are issued and outstanding.
The Board of Directors of Saga Communications Delaware has determined that, for the purpose of effecting the reincorporation of Saga Communications Delaware in the State of Florida, it is advisable and in the best interests of Saga Communications Delaware and its shareholders that Saga Communications Delaware merge with and into Saga Communications Florida upon the terms and conditions provided in this Agreement.
The respective Boards of Directors of the Constituent Corporations, the shareholders of Saga Communications Delaware and the stockholder of Saga Communications Florida have approved this Merger Agreement and have directed that this Merger Agreement be executed by the undersigned officers.
NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth in this Agreement, Saga Communications Florida and Saga Communications Delaware hereby agree, subject to the terms and conditions set forth below, as follows:
ARTICLE 1
MERGER
1.   Merger.   In accordance with the provisions of this Merger Agreement, the Florida Business Corporations Act (the “FBCA”) and the General Corporation Law of the State of Delaware (the “DGCL”), Saga Communications Delaware shall be merged with and into Saga Communications Florida (the “Merger”), the separate existence of Saga Communications Delaware shall cease and Saga Communications Florida shall be, and is sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be Saga Communications, Inc.

2.   Effective Time.   The Merger shall become effective immediately upon the later of the parties causing the filing of this Merger Agreement with: (i) a certificate of merger with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with, Section 252 of the DGCL and (ii) articles of merger with the Department of State of the State of Florida, in such form as is required by, and executed in accordance with, Section 607.1105 of the FBCA; provided, however, that if such certificate of merger and articles of merger specify a later time, then the Merger shall become effective upon such specified later time. The date of such effectiveness is referred to in this Agreement as the “Effective Date.”
3.   Effect of the Merger.   Upon the Effective Date, the separate existence of Saga Communications Delaware shall cease, and Saga Communications Florida, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date; (ii) be subject to all actions previously taken by its and Saga Communications Delaware’s Boards of Directors; (iii) succeed, without other transfer, to all of the assets, rights, powers and property of Saga Communications Delaware in the manner as more fully set forth in Section 259 of the DGCL; (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date; and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of Saga Communications Delaware in the same manner as if Saga Communications Florida had itself incurred them, all as more fully provided under the applicable provisions of the FBCA and the DGCL.
ARTICLE 2
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
1.   Articles of Incorporation.   The Articles of Incorporation of Saga Communications Florida in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation, attached as Exhibit A to this Agreement.
2.   Bylaws.   The bylaws of Saga Communications Florida in effect at the Effective Time shall be the bylaws of the Surviving Corporation attached as Exhibit B to this Agreement, until such time, if any, that such bylaws are amended.
3.   Name.   The name of the Surviving Corporation, as of the Effective Date, shall be “Saga Communications, Inc.”
4.   Directors and Officers.   The directors and officers of Saga Communications Delaware immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.
ARTICLE 3
MANNER OF CONVERSION OF STOCK
1.   Saga Communications Delaware Common Stock.   Upon the Effective Date, each share of Saga Communications Delaware Common Stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Saga Communications Florida Common Stock.
2.   Saga Communications Florida Common Stock.   Upon the Effective Date, each share of Saga Communications Florida Common Stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action by Saga Communications Florida, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of Saga Communications Florida Common Stock, without any consideration being delivered to the holder.
3.   Exchange of Certificates.   After the Effective Date, each holder of an outstanding certificate representing shares of Saga Communications Delaware Common Stock may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange a certificate or certificates representing the number of shares of Saga Communications Florida Common Stock into which the shares formerly representing by the surrendered certificate were converted in accordance with Article 3, Section 1 of this Agreement. Until so surrendered, each certificate representing shares of Saga Communications Delaware Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of Saga Communications Florida Common Stock into which such shares of Saga Communications Delaware Common Stock were converted in the Merger.
The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Saga Communications Florida Common Stock represented by such certificate as provided above.
Each certificate representing shares of Saga Communications Florida Common Stock issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of Saga Communications Delaware converted in exchange for the Saga Communications Florida Common Stock, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.
4.   Saga Communications Delaware Equity Incentive Plans.
(a)   Upon the Effective Date, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, employee benefit and other equity-based award plans heretofore adopted by Saga Communications Delaware (collectively, the “Plans”). Each outstanding and unexercised option, warrant or right to purchase or receive, or security convertible into, Saga Communications Delaware Common Stock shall become an option, warrant or right to purchase or receive, or security convertible into, Saga Communications Florida Common Stock on the basis of one share of Saga Communications Florida Common Stock for each share of Saga Communications Delaware Common Stock issuable pursuant to any such option, warrant or right to purchase or receive, or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such option, warrant or right to purchase or receive, or security convertible into, Saga Communications Delaware Common Stock at the Effective Date. No other changes in the terms and conditions of such options will occur.
(b)   A number of shares of Saga Communications Florida Common Stock shall be reserved for issuance under the Plans equal to the number of shares of Saga Communications Delaware Common Stock so reserved immediately prior to the Effective Date.
ARTICLE 4
CONDITIONS
The obligations of Saga Communications Delaware under this Merger Agreement shall be conditioned upon the occurrence of the following events:
(a)   The principal terms of this Merger Agreement shall have been approved by the shareholders of Saga Communications Delaware;
(b)   Any consents, approvals or authorizations that Saga Communications Delaware deems necessary, appropriate or convenient to be obtained in connection with the consummation of the Merger shall have been obtained; and
(c)   The Saga Communications Florida Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the National Association of Securities Dealers Automated Quotations (NASDAQ).
ARTICLE 5
GENERAL
1.   Covenants of Saga Communications Florida.   Saga Communications Florida covenants and agrees that it will, on or before the Effective Date:

(a)   Qualify to do business as a foreign corporation in the State of Delaware and appoint an agent for service of process as required under the provisions of Section 252 of the DGCL;
(b)   File this Merger Agreement in the name and on behalf of Saga Communications Delaware with the Secretaries of State of the States of Delaware and Florida; and
(c)   Take such other actions as may be required by the DGCL or the FBCA.
2.   Further Assurances.   From time to time, as and when required by Saga Communications Florida or by its successors or assigns, there shall be executed and delivered on behalf of Saga Communications Delaware such deeds and other instruments, and there shall be taken or caused to be taken by Saga Communications Florida and Saga Communications Delaware such further and other actions, as shall be necessary, appropriate or convenient in order to vest or perfect in or conform of record or otherwise by Saga Communications Florida the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Saga Communications Delaware and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Saga Communications Florida are fully authorized in the name and on behalf of Saga Communications Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.
3.   Abandonment.   At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the shareholders of Saga Communications Delaware or by the sole stockholder of Saga Communications Florida, or by both. In the event of the termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors, shareholders or stockholders with respect to this Agreement.
4.   Amendment.   The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of this Merger Agreement with the Secretaries of State of the States of Florida and Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the stockholders or shareholders of either Constituent Corporation shall not, unless approved by such stockholders or shareholders as required by law:
(a)   Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;
(b)   Alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger; or
(c)   Alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.
5.   Registered Office.   The registered office of the Surviving Corporation in the State of Florida is 1200 South Pine Island Road, Plantation, Florida 33324, and the registered agent of the Surviving Corporation in charge thereof is CT Corporation System.
6.   Governing Law.   This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida and, so far as applicable, the merger provisions of the DGCL.
7.   Counterparts.   In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.
[Signatures Page Follows]

IN WITNESS WHEREOF, the Constituent Corporations have caused this Merger Agreement to be duly executed and delivered as of the date first above written.
SAGA COMMUNICATIONS REINCORPORATION, INC.,
a Florida corporation
By:

Name:
Its:
SAGA COMMUNICATIONS, INC.
a Delaware corporation
By:

Name:
Its:

APPENDIX C
ARTICLES OF INCORPORATION
of
SAGA COMMUNICATIONS REINCORPORATION, INC.
ARTICLE ONE
NAME
The name of the corporation is Saga Communications Reincorporation, Inc. (referred to in these Articles of Incorporation (the “Articles”) as the “Corporation”).
ARTICLE TWO
REGISTERED OFFICE
The address of the registered office of the Corporation in the State of Florida is 1200 South Pine Island Road, Plantation, Florida 33324, and the name of the registered agent at such address is CT Corporation System.
ARTICLE THREE
PURPOSES
The nature of the business or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act, as the same exists and may subsequently be amended (the “FBCA”), and by such statement all lawful actions and activities shall be within the purposes of the Corporation except for express limitations, if any. The Corporation shall possess and exercise all the powers and privileges granted by the FBCA, by any other law or by these Articles, together with any powers incidental thereto as far as such powers and privileges are necessary or convenient to the conduct, promotion, or attainment of the purposes of the Corporation.
ARTICLE FOUR
CAPITAL STRUCTURE
4.1   Authorized Shares.   The total number of shares of capital stock which the Corporation shall have authority to issue is 40,000,000 shares, consisting of three classes of capital stock;
(a)   35,000,000 shares of Class A Common Stock, par value $.01 per share (the “Class A Shares”);
(b)   3,500,000 shares of Class B Common Stock, par value $.01 per share (the “Class B Shares”, and together with the Class A Shares, the “Common Shares”); and
(c)   1,500,000 shares of Preferred Stock, par value $.01 per share (the “Preferred Shares”).
4.2   Designations, Preferences, etc.   The designations, preferences, powers, qualifications, and special or relative rights, or privileges of the capital stock of the Corporation shall be set forth in ARTICLE FIVE and ARTICLE SIX below.
ARTICLE FIVE
COMMON SHARES
5.1   Identical Rights.   Except as herein otherwise expressly provided in this ARTICLE FIVE, all Common Shares shall be identical and shall entitle the holders thereof to the same rights and privileges.
5.2   Dividends.
(a)   When, as, and if dividends are declared by the Corporation’s Board of Directors, whether payable in cash, in property, or in securities of the Corporation, the holders of Common Shares shall be entitled to share equally in and to receive, in accordance with the number of Common Shares held by each such holder, all such dividends, except that if dividends are declared that are payable in Common

Shares, such stock dividends shall be payable at the same rate on each class of Common Shares and shall be payable only in Class A Shares to holders of Class A Shares and in Class B Shares to holders of Class B Shares.
(b)   Dividends payable under this Paragraph 5.2 shall be paid to the holders of record of the outstanding Common Shares as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend. Any Common Shares issued as a dividend pursuant to this Paragraph 5.2 shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and charges. The Corporation shall not issue fractions of Common Shares on payment of such dividend but shall issue a whole number of shares to such holder of Common Shares rounded up or down in the Corporation’s sole discretion to the nearest whole number, without compensation to the shareholder whose fractional share has been rounded down or from any shareholder whose fractional share has been rounded up.
(c)   Notwithstanding anything contained herein to the contrary no dividends on Common Shares shall be declared by the Corporation’s Board of Directors or paid or set apart for payment by the Corporation at any time that such declaration, payment, or setting apart is prohibited by applicable law.
5.3   Stock Splits.   The Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization, or otherwise) or combine the outstanding shares of one class of Common Shares unless the outstanding shares of all classes of Common Shares shall be proportionately subdivided or combined.
5.4   Liquidation Rights.   Upon any voluntary or involuntary liquidation, dissolution, or winding-up of the affairs of the Corporation, after payment shall have been made to holders of outstanding Preferred Shares, if any, of the full amount to which they are entitled pursuant to these Articles and any resolutions that may be adopted from time to time by the Corporation’s Board of Directors, in accordance with ARTICLE SIX below (for the purpose of fixing the voting rights, designations, preferences, and relative, participating, optional, or other special rights of any series of Preferred Shares), the holders of Common Shares shall be entitled, to the exclusion of the holders of Preferred Shares, if any, to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Shares, whether such assets are capital, surplus, or earnings. For the purposes of this Paragraph 5.4, neither the consolidation or merger of the Corporation with or into any other corporation or corporations in which the shareholders of the Corporation receive capital stock and/or other securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation), nor the sale, lease or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation as those terms are used in this Paragraph 5.4.
5.5   Voting Rights.
(a)   The holders of the Common Shares shall vote as a single class on all matters submitted to a vote of the shareholders, with each Class A Share entitled to one vote and each Class B Share entitled to ten votes, except (i) for the election of directors, which shall be governed by subparagraphs (b) and (c) below, (ii) with respect to any Going Private Transaction (as such term is defined below), which shall be governed by subparagraph (e) below, and (iii) as otherwise provided by law.
(b)   In the election of directors, the holders of Class A Shares shall be entitled by class vote, exclusive of all other shareholders, to elect that number of directors that constitutes twenty-five percent (25%) of the authorized number of the Corporation’s directors, or if such 25% is not a whole number, the nearest whole number of directors that is at least 25% with each Class A Share entitled to one vote. The holders of Class A Shares shall be entitled by class vote to vote on the removal of any director so elected.
(c)   Except as otherwise provided in subparagraph (b) above, the holders of Class A Shares and Class B Shares, voting as a single class, shall have the right to vote on the election or removal of all directors of the Corporation (other than directors elected pursuant to subparagraph (b) above and other than any director which the holders of any then outstanding Preferred Stock shall be entitled to elect), with each Class A Share entitled to one vote, and each Class B Share entitled to ten votes. The holders of Class A Shares and Class B Shares are not entitled to cumulative votes in the election of any directors.
(d)   In the event of the death, removal or resignation of a director elected by the holders of Class A Shares (pursuant to subparagraph (b) above) prior to the expiration of his term, the vacancy on the Board of Directors created thereby may be filled by a majority of the directors then in office, although less than a quorum; provided, that any person appointed to fill a vacancy created by the death, removal or resignation of a director elected by the holders of the Class A Shares (in accordance with subparagraph (b) above) shall be an “Independent Director,” as such term is defined in NASDAQ Listing Rule 5605(a)(2), as the same may be amended from time to time (or if the Class A Shares shall be listed on a different national securities exchange or other trading system as may be analogously defined by the rules of such exchange or system). A director elected in such manner to fill such vacancy shall hold office until his successor has been duly elected and qualified at a meeting of the holders of Class A Shares duly called for such purpose.
(e)   With respect to any Going Private Transaction (as such term is defined below), the holders of Class A Shares and Class B Shares shall vote as a single class, with each Class A Share and Class B Share entitled to one vote. For purposes of this Paragraph 5.5, the term “Going Private Transaction” shall mean any transaction between the Corporation and (i) Edward K. Christian (the “Principal Shareholder”) or (ii) any Affiliate of the Principal Shareholder (as such term is defined below in Paragraph 5.7(a)), in each case which would qualify as a “Rule 13e-3 Transaction,” as such term is defined in Rule 13e-3(a)(3), 17 C.F.R. Section 240.13e-3, as amended from time to time, promulgated under the Securities Exchange Act of 1934, as amended; provided, that, the term “affiliate” as used in Rule 13e-3(3)(i) shall be deemed to include an “Affiliate of the Principal Shareholder,” as such term is defined below in Paragraph 5.7(a).
(f)   As long as any of the Common Shares shall be listed and quoted on the NASDAQ, the Board of Directors of the Corporation shall ensure, and shall have all powers necessary to ensure, that the membership of the Board of Directors shall at all times include such number of “Independent Directors” (as such term is defined in NASDAQ Listing Rule 5605(a)(2), as the same may be amended from time to time) as shall be required by NASDAQ listing requirements for the Common Shares to be eligible for listing and quotation on NASDAQ. In the event that the Common Shares shall cease to be listed and quoted on NASDAQ and subsequently are to be listed and quoted on an exchange or other trading system, the Board of Directors of the Corporation shall ensure, and shall have all powers necessary to ensure, that the membership of the Board of Directors shall at all times be consistent with the applicable rules and regulations, if any, for the Common Shares to be eligible for listing and quotation on such exchange or other trading system.
5.6   No Preemptive or Subscription Rights.   No holder of Common Shares shall be entitled to preemptive or subscription rights.
5.7   Conversion Rights.
(a)   Automatic Conversion.   Each Class B Share shall convert automatically into one fully paid and non-assessable Class A Share (i) upon its sale, gift, or other transfer to a party other than the Principal Shareholder or any Affiliate of the Principal Shareholder (as such term is defined below) or (ii) in the event of a sale, gift or other transfer of a Class B Share to an Affiliate of the Principal Shareholder, upon the death of the transferor. Each of the foregoing automatic conversion events shall be referred to hereinafter as an “Event of Automatic Conversion.”
For purposes of this Paragraph 5.7, the term “Affiliate of the Principal Shareholder” shall mean (w) any individual or entity who or that, directly or indirectly, controls or is controlled by, or is under common control with, the Principal Shareholder, (x) any corporation or organization (other than the Corporation or a majority-owned subsidiary of the Corporation) of which the Principal Shareholder is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of voting securities, or in which the Principal Shareholder has a substantial beneficial interest, (y) any trust or other estates in which a Principal Shareholder has a substantial beneficial interest or as to which the Principal Shareholder serves as trustee or in a similar fiduciary capacity, or (z) any relative or spouse of the Principal Shareholder, or any relative of such spouse, who has the same home as the Principal Shareholder or who is a director or an officer of the Corporation or any of its parents or subsidiaries.
(b)   Voluntary Conversion.   Each Class B Share shall be convertible, at the option of its holder, into one fully paid and non-assessable Class A Share at any time.
(c)   Voluntary Conversion Procedure.   At the time of a voluntary conversion, the holder of Class B Shares shall deliver to the office of the Corporation or any transfer agent for the Class A Shares (i) the certificate or certificates representing the Class B Shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer, and (ii) written notice to the Corporation stating that such holder elects to convert such share or shares and stating the name and addresses in which each certificate for Class A Shares issued upon such conversion is to be issued. Conversion shall be deemed to have been effected at the close of business on the date when such delivery is made to the Corporation of the Class B Shares to be converted, and the person exercising such voluntary conversion shall be deemed to be the holder of record of the number of Class A Shares issuable upon such conversion at such time. The Corporation shall promptly deliver certificates evidencing the appropriate number of Class A Shares to such person.
(d)   Automatic Conversion Procedure.   Promptly upon the occurrence of an Event of Automatic Conversion such that Class B Shares are converted automatically into Class A Shares, the holder of such shares shall surrender the certificate or certificates therefore, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation, or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation, at such office; (i) stating that the shares are being converted pursuant to an Event of Automatic Conversion into Class A Shares as provided in Paragraph 5.7(a) of this ARTICLE FIVE, (ii) specifying the Event of Automatic Conversion (and, if the occurrences of such event is within the control of the transferor, stating the transferor’s intent to effect an Event of Automatic Conversion), (iii) identifying the number of Class B Shares being converted, and (iv) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and shall include instructions for delivery thereof. Delivery of such notice together with the certificates representing the Class B Shares shall obligate the Corporation to issue such Class A Shares. Thereupon the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such holder or to the transferee of Class B Shares a certificate or certificates for the number of Class A Shares to which such holder or transferee is entitled registered in the name of such holder, the designee of such holder or transferee as specified in such notice.
To the extent permitted by law, conversion pursuant to an Event of Automatic Conversion shall be deemed to have been affected as of the date on which the Event of Automatic Conversion occurred (such time being the “Conversion Time”). The person entitled to receive the Class A Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Shares at and as of the Conversion Time, and the right of such person as a holder of Class B Shares shall cease and terminate at and as of the Conversion Time, in each case without regard to any failure by the holder to deliver the certificates or the notice required by this subparagraph (d).
(e)   Unconverted Shares; Notice Required.   In the event of the conversion of less than all of the Class B Shares evidenced by a certificate surrendered to the Corporation in accordance with the procedures of this Paragraph 5.7, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, as new certificate evidencing the number of Class B Shares not converted. Class B Shares shall not be transferred on the books of the Corporation unless the Corporation shall have received from the holder thereof the written notice described herein.
(f)   Reissue of Shares.   Class B Shares that are converted into Class A Shares as provided herein shall be retired and cancelled and shall not be reissued.
(g)   Reservation.   The Corporation hereby reserves and shall at all times reserve and keep available, out of its authorized and unissued Class A Shares, for the purposes of effecting conversions,

such number of duly authorized Class A Shares as shall from time to time be sufficient to effect the conversion of all outstanding Class B Shares. The Corporation covenants that all the Class A Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The Corporation will take all such action as may be necessary to ensure that all such Class A Shares may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Class A Shares may be listed. The Corporation will not take any action that results in any adjustment of the conversion ratio if the total number of Class A Shares issued and issuable after such action upon conversion of the Class B Shares would exceed the total number of Class A Shares then authorized by the Corporation’s Articles.
5.8   Consideration on Merger, Consolidation, etc.   In any merger, consolidation, or business combination, the consideration to be received per share by the holders of Class A Shares and Class B Shares must be identical for each class of stock, except that in any such transaction in which shares of common stock are to be distributed, such shares may differ as to voting rights to the extent that voting rights now differ among the Class A Shares and the Class B Shares.
ARTICLE SIX
PREFERRED SHARES
Shares of Preferred Stock may be issued from time to time in one or more series as may be determined by the Board of Directors. Subject to the provisions of these Articles and this ARTICLE SIX, the Board of Directors is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such additional series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such additional series subsequent to the issue of shares of that series.
Authorized and unissued shares of Preferred Stock may be issued with such designations, voting powers, preferences, and relative, participating, optional or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions duly adopted prior to the issuance of any shares of series of preferred stock, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share; (iii) the dividend rate on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase of sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series in the event of the liquidation, dissolution, or winding-up of the Company, or the distribution of its assets; and (viii) the prices or rates of conversion at which, the terms and conditions on which, the shares are convertible.
Any and all shares issued and for which full consideration has been paid or delivered shall be deemed fully paid stock, and the holder thereof shall not be liable for any further payment thereon.
ARTICLE SEVEN
MANAGEMENT OF THE CORPORATION
The following provisions relate to the management of the business and the conduct of the affairs of the Corporation and are inserted for the purpose of creating, defining, limiting, and regulating the powers of the Corporation and its directors and shareholders:
(a)   The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors.
(b)   The number of directors which shall constitute the whole Board of Directors shall be fixed and may be altered from time to time by, or in the manner provided in, the Bylaws.

(c)   The Board of Directors shall have the power to make, alter, amend, or repeal the Bylaws of the Corporation, except to the extent the Bylaws otherwise provide.
(d)   All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by these Articles, or by the Bylaws) shall be vested in and exercised by the Board of Directors.
(e)   The shareholders and directors shall have the power, if the Bylaws so provide, to hold their respective meetings within or without the State of Florida and may (except as otherwise required by statute) keep the Corporation’s books outside the State of Florida, at such places as from time to time may be designated by the Bylaws or the Board of Directors.
ARTICLE EIGHT
SPECIAL MEETING OF SHAREHOLDERS
A special meeting of the shareholders of the Corporation for any purpose or purposes may be called at any time by (a) the President or Chairman of the Board of Directors, (b) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies on the Board of Directors or (c) the holders of not less than fifty percent (50%) of all votes entitled to be cast on any issue proposed to be considered at the proposed meeting.
ARTICLE NINE
AFFILIATED TRANSACTIONS; CONTROL-SHARE ACQUISITIONS
9.1   Higher Voting Threshold for Certain Transactions.
(a)   In addition to any affirmative vote required by law or otherwise, and except as expressly provided in this ARTICLE NINE the affirmative vote of not less than sixty-six and two-thirds percent (66 2∕3%) of the Voting Securities (as defined herein), excluding the Voting Securities beneficially owned by a Related Person (as defined herein) who is party to the Business Combination (as defined herein), shall be required for the approval or authorization of any Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in these Articles or in any agreement with any national securities exchange or otherwise.
(b)   The provisions of Paragraph 9.1(a) of this ARTICLE NINE shall not apply to any Business Combination involving only (x) the acquisition or issuance by the Corporation or any of its subsidiaries of securities of the Corporation in a transaction in which all holders of securities of the same class or series (other than a Related Person) are entitled to participate on identical terms and the Related Person is entitled to participate, if at all, on terms not more favorable than the terms upon which the other holders of securities of the same class or series are entitled to participate; provided that any such acquisition or issuance is not made pursuant to an agreement or understanding with the Related Person; or (y) the acquisition of goods or services by or from the Corporation or any of its subsidiaries on terms no less favorable to the Corporation or such subsidiary, as the case may be, than the terms on which such goods or services may be acquired in the ordinary course of business by or from a Person (as defined herein) unaffiliated with the Corporation.
(c)   The provisions of Paragraph 9.1(a) of this ARTICLE NINE shall not apply to any Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or otherwise, if such Business Combination shall have been approved by a majority (whether such approval is made prior or subsequent to the acquisition of beneficial ownership of the Voting Securities that caused the Related Person to become a Related Person) of the Disinterested Directors (as defined herein).
(d)   The provisions of Paragraph 9.1(a) of this ARTICLE NINE shall not apply to any Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or otherwise, if the Related Person: (i) has been the beneficial owner of at least eighty percent (80%) of the Corporation’s outstanding voting shares for at least 5 years preceding the announcement date or (ii) is the beneficial owner of at least ninety percent (90%) of the outstanding voting shares of the Corporation, exclusive of shares acquired directly from the Corporation in a transaction not approved by a majority of the Disinterested Directors.
(e)   The provisions of Paragraph 9.1(a) of this ARTICLE NINE shall not apply to any Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or otherwise, if all of the following conditions are met:
(i)
The Business Combination shall provide for consideration to be received by all holders of Common Shares in exchange for all their Common Shares, and the aggregate amount of cash and the Fair Market Value as of the date of consummation of the Business Combination of consideration other than cash, to be received per share by holders of Common Shares in such Business Combination shall be at least equal to the higher of the amounts determined under clauses a. and b. below (subject to appropriate adjustment for any recapitalization, stock dividend, stock split, combination of shares or similar event):

a.
if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Related Person for any Common Shares within the two-year period immediately prior to the Announcement Date (as defined herein); and

b.
the Fair Market Value per share of the Common Shares on the Announcement Date or on the Determination Date, whichever is higher;

(ii)
The consideration to be received by holders of a particular class or series of outstanding Voting Securities shall be in cash or in the same form as previously has been paid by or on behalf of the Related Person in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Voting Securities. If the consideration so paid for shares of any class or series of Voting Securities varied as to form, the form of consideration for such class or series of Voting Securities shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of stock previously acquired by the Related Person; and

(iii)
After such Related Person has become a Related Person, such Related Person shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

9.2   If any vote of holders of Voting Securities is required for the adoption or approval of any Business Combination, a proxy or information statement describing the Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be mailed at a date determined by the Disinterested Directors to all shareholders of the Corporation whether or not such statement is required under the Exchange Act. The statement shall contain any recommendations as to the advisability of the Business Combination which the Disinterested Directors, or any of them, may choose to state and, if deemed advisable by the Disinterested Directors, an opinion of an investment banking firm as to the fairness of the terms of such Business Combination. Such firm shall be selected by the Disinterested Directors and paid a fee for its services by the Corporation as approved by the Disinterested Directors.
9.3   For purposes of this ARTICLE NINE:
(a)   “Affiliate” and “beneficial owner” are used herein as defined in Rule 12b-2 and Rule 13d-3, respectively, under the Exchange Act. The term “Affiliate” as used herein shall exclude the Corporation, but shall include the definition of “Associate” as contained in Rule 12b-2.
(b)   “Announcement Date”, with respect to any Business Combination, is the first public announcement of the proposed Business Combination.
(c)   A “Business Combination” is: (i) a merger or consolidation of the Corporation or any of its subsidiaries with a Related Person; (ii) the sale, lease, exchange, pledge, transfer or other disposition

(X) by the Corporation or any of its subsidiaries of all or a Substantial Part of the Corporation’s Assets to a Related Person, or (Y) by a Related Person of any of its assets, except in the ordinary course of business, to the Corporation or any of its subsidiaries; (iii) the issuance of shares or other securities of the Corporation or any of its subsidiaries to a Related Person, other than on a pro rata basis to all holders of Voting Securities of the same class held by the Related Person pursuant to a share split, share dividend or distribution of warrants or rights; (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a Related Person; (v) any reclassification of securities, recapitalization, merger or consolidation or other transaction which has the effect, directly or indirectly, of increasing the proportionate share of any Voting Securities beneficially owned by a Related Person; or (vi) any agreement, contract or other arrangement providing for any of the foregoing transactions.
(d)   “Determination Date”, with respect to any Related Person, is the date on which the Related Person became a Related Person.
(e)   A “Disinterested Director” is a member of the Board of Directors of the Corporation (other than the Related Person) who was a director prior to the time the Related Person became a Related Person, or any director who was recommended for election by the Disinterested Directors. Any action to be taken by the Disinterested Directors shall require the affirmative vote of a majority of the Disinterested Directors.
(f)   “Fair Market Value” is: (a) in the case of shares, the highest closing sale price per share during the 30-day period immediately preceding the date in question of such shares on the principal United States securities exchange registered under the Exchange Act on which such shares are listed; or if no such quotations are available, the fair market value per share on the date in question of such shares as determined by at least two-thirds of the Disinterested Directors in good faith and (b) in the case of property other than shares, the fair market value of such property on the date in question as determined in good faith by at least two-thirds of the Disinterested Directors.
(g)   A “Person” is a natural person or a legal entity of any kind, together with any Affiliate of such person or entity, or any person or entity with whom such person, entity or an Affiliate has any agreement or understanding relating to acquiring, voting or holding Voting Securities.
(h)   A “Related Person” is: (i) any Person which, together with its Affiliates, is the beneficial owner of an aggregate of fifteen percent (15%) or more of the Common Shares or of the total voting power of all outstanding Voting Securities; (ii) any officer, director or employee of a Related Person; (iii) any Person which, together with its Affiliates, shall become, in a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended, the beneficial owner of Voting Securities of which a Related Person was the beneficial owner at any time during the two years prior to the time such Person or Affiliate became such beneficial owner and (iv) any Affiliate of any such Person, provided, that the term “Related Person” shall not include the Corporation; any savings, employee stock ownership or other employee benefit plan of the Corporation or any trustee or fiduciary when acting in such capacity with respect to any such employee benefit plan of the Corporation; or any subsidiary in which all the capital stock, or equity interest, is owned by the Corporation, by one or more such subsidiaries or by the Corporation and one or more such subsidiaries.
(i)   A “Substantial Part of the Corporation’s Assets” means assets of the Corporation or any of its subsidiaries in an amount equal to twenty percent (20%) or more of the fair market value, as determined by the Disinterested Directors, of the total consolidated assets of the Corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is made.
(j)   “Voting Securities” means all outstanding Common Shares, with each Class A Share entitled to one vote and each Class B Share entitled to ten votes.
9.4   The Corporation elects not to be governed by Section 607.0901 (relating to affiliated transactions) or by Section 607.0902 (relating to control-share acquisitions) of the FBCA, and the provisions of such statutes shall not apply to the Corporation.

ARTICLE TEN
AMENDMENTS
The Corporation reserves the right to amend or repeal any provisions contained in these Articles from time to time and at any time in the manner now or hereafter prescribed in these Articles and by the laws of the State of Florida, and all rights herein conferred upon shareholders are granted subject to such reservation.
ARTICLE ELEVEN
PARTICIPATION OF NON-CITIZENS
The following provisions are included for the purpose of ensuring that control and management of the Corporation remains with loyal citizens of the United States and/or corporations formed under the laws of the United States or any of the states of the United States, as required by the Communications Act of 1934, as the same may be amended from time to time.
(a)   The Corporation shall not issue to “Aliens” (which term shall include (i) a person who is a citizen of a country other than the United States; (ii) any entity organized under the laws of a government other than the government of the United States or any state, territory, or possession of the United States; (iii) a government other than the government of the United States or of any state, territory, or possession of the United States; and (iv) a representative of, or an individual or entity controlled by, any of the foregoing), either individually or in the aggregate, in excess of twenty-five percent(25%) of the total number of shares of capital stock of the Corporation outstanding at any time and shall seek not to permit the transfer on the books of the Corporation of any capital stock to any Alien that would result in the total number of shares of such capital stock held by Aliens exceeding such twenty-five percent (25%) limit.
(b)   No Alien or Aliens shall be entitled to vote or direct or control the vote of more than twenty-five percent (25%) of (i) the total number of shares of capital stock of the Corporation outstanding and entitled to vote at any time and from time to time, or (ii) the total voting power of all shares of capital stock of the Corporation outstanding and entitled to vote at any time and from time to time.
(c)   No Alien shall be qualified to act as an officer of the Corporation, and no more than one-fourth of the total number of directors of the Corporation at any time and from time to time may be Aliens.
(d)   The Board of Directors of the Corporation shall have all powers necessary to implement the provisions of this ARTICLE ELEVEN.
ARTICLE TWELVE
LIMITATION OF LIABILITY OF DIRECTORS
No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a Director; except to the extent such exemption from liability or limitation of liability is not permitted under the FBCA.
ARTICLE THIRTEEN
INDEMNIFICATION
The Corporation shall indemnify and hold harmless any director, officer, employee or agent of the Corporation from and against any and all expenses and liabilities that may be imposed upon or incurred by him in connection with, or as a result of, any proceeding in which he may become involved, as a party or otherwise, by reason of the fact that he is or was such a director, officer, employee or agent of the Corporation or any subsidiary or parent of the Corporation, whether or not he continues to be such at the time such expenses and liabilities shall have been imposed or incurred, to the fullest extent permitted by the laws of the State of Florida, as they may be amended from time to time. Without limiting the foregoing, a director of this Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation of liability is not permitted under the FBCA.

ARTICLE FOURTEEN
REGULATORY COMPLIANCE
The Corporation shall not do, nor shall it cause any act to be done, that would cause it to be in violation of the Communications Act of 1934 or of the rules and regulations promulgated thereunder, as the same may be amended from time to time.
[Signature on Following Page]

IN WITNESS WHEREOF, these Articles have been signed this     day of            , 2020.
SAGA COMMUNICATIONS REINCORPORATION, INC.
By:

APPENDIX D
SAGA COMMUNICATIONS REINCORPORATION, INC.
BYLAWS
(                 , 2020)

SAGA COMMUNICATIONS REINCORPORATION, INC.
BYLAWS
ARTICLE 1.
OFFICES
Section 1.01.   Registered Office and Agent.   The registered office of the Corporation in the State of Florida shall be at 1200 South Pine Island Road, Plantation, Florida 33324. The name of the registered agent in charge thereof shall be CT Corporation System. The registered office and registered agent of the Corporation may be changed from time to time by the Board of Directors in the manner provided by applicable law.
Section 1.02.   Other Offices.   The Corporation may also have an office at such other place or places either within or without the State of Florida as the Board of Directors may from time to time determine or the business of the Corporation require.
ARTICLE 2.
MEETINGS OF SHAREHOLDERS
Section 2.01.   Place of Meetings.   All meetings of the shareholders of the Corporation shall be held at such place either within or without the State of Florida as shall be fixed by the Board of Directors and specified in the respective notices or waivers of notice of said meetings.
Section 2.02.   Annual Meetings.   The annual meeting of the shareholders of the Corporation for the election of directors and for the transaction of such other business as may come before the meeting shall be held at the principal office of the Corporation in the State of Florida, or such place as shall be fixed by the Board of Directors, at ten o’clock in the forenoon, local time, on the second Monday in May in each year, if not a legal holiday at the place where the meeting is to be held, and if a legal holiday, then on the next succeeding business day not a legal holiday at the same hour. In respect of the annual meeting for any particular year the Board of Directors may, by resolution fix a different day, time or place (either within or without the State of Florida) for the annual meeting. If the election of directors shall not be held on the day designated herein or the day fixed by the Board, as the case may be, for any annual meeting, or on the day of any adjourned session thereof, the Board of Directors shall cause the election to be held at a special meeting as soon thereafter as conveniently may be. At such special meeting the shareholders may elect the directors and transact other business with the same force and effect as at an annual meeting duly called and held.
Section 2.03.   Special Meetings.   A special meeting of the shareholders may be called as provided in the Articles of Incorporation.
Section 2.04.   Notice of Meetings.   Except as otherwise required by statute, notice of each annual or special meeting of shareholders shall be given to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the day on which the meeting is to be held by delivering written notice thereof to him personally or by mailing such notice, postage prepaid, addressed to him at his post-office address last shown on the records of the Corporation or by transmitting notice thereof to him at such address by telegraph, cable or any other available method. Every such notice shall state the time and place of the meeting and, in the case of a special meeting, shall state briefly the purposes thereof. Notice of any meeting of shareholders shall not be required to be given to any shareholder who shall attend such meeting in person or by proxy or who shall in person or by attorney thereunto authorized, waive such notice in writing or by telegraph, cable or any other available method either before or after such meeting. Notice of any adjourned meeting of the shareholders shall not be required to be given except when expressly required by law.
Section 2.05.   Quorum.   At each meeting of the shareholders, except as otherwise provided by statute, the Articles of Incorporation or these Bylaws, the holders of record of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the shareholders present in person or represented by proxy or, in the absence of any shareholders, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until the shareholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally called.
Section 2.06.   Organization; Procedure.
(a)   At every meeting of the shareholders, the presiding officer of the meeting shall be the Chairman of the Board, or, in the absence of a Chairman, the President, or in the absence of both the Chairman and the President, the presiding officer shall be a person designated by the Chairman prior to the meeting of shareholders. The presiding officer of a meeting of shareholders shall determine the order of business and the conduct of discussion at the meeting, and in the absence of the Secretary or any Assistant Secretary, shall appoint a person to act as recording secretary of the meeting.
(b)   At any annual meeting of shareholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section 2.06(b). For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than ninety (90) days prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than sixty (60) days from such anniversary date, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made. A shareholder’s notice to the Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the shareholder who proposed such business, (iii) the class and number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder and (iv) any material interest of such shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 2.06(b). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.06(b) and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.
(c)   At any special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.
(d)   Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of shareholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.06(d). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than ninety (90) days prior to the date of the meeting. Such shareholder’s notice shall set forth (i) as to each person whom such shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice: (x) the name and address, as they appear on the Corporation’s books, of such shareholder and (y) the class and number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 2.06(d). The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.
Section 2.07.   Voting.
(a)   Except as otherwise provided by law or by the Articles of Incorporation or these Bylaws, at every meeting of the shareholders each shareholder shall be entitled to one vote, in person or by proxy, for each share of capital stock of the Corporation registered in his names on the books of the Corporation:
(i)   on the date fixed pursuant to Section 9.03 of theses Bylaws as the record date for the determination of shareholders entitled to vote at such meeting; or
(ii)   if no such record date has been fixed, then the record date shall be at the close of business on the day next preceding the day on which notice of such meeting is given.
(b)   No Alien or Aliens (as such term is defined in Article Eleven of the Articles of Incorporation) shall be entitled to vote or otherwise direct or control the vote of more than twenty-five percent (25%) of (i) the capital stock of the Corporation entitled to vote at any time and from time to time, or (ii) the total voting power of all shares of capital stock of the Corporation outstanding and entitled to vote at any time and from time to time.
(c)   Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. In the case of stock held jointly by two or more executors, administrators, guardians, conservators, trustees or other fiduciaries, such fiduciaries may designate in writing one or more of their number to represent such stock and vote the shares so held, unless there is a provision to the contrary in the instrument, if any, defining their powers and duties.
(d)   Persons whose stock is pledged shall be entitled to vote thereon until such stock is transferred on the books of the Corporation to the pledgee, and thereafter only the pledgee shall be entitled to vote.
(e)   Any shareholder entitled to vote may do so in person or by his proxy appointed by instrument in writing subscribed by such shareholder or by his attorney thereunto duly authorized, or by a telegram, cable or any other available method delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period.
(f)   At all meetings of the shareholders, all matters (except where other provision is made by law or by the Articles of Incorporation or by these Bylaws) shall be decided by the vote of a majority in interest of the shareholders entitled to vote thereon, present in person or by proxy, at such meeting, a quorum being present.
Section 2.08.   Inspectors.   The chairman of the meeting may at any time appoint one or more inspectors to serve at a meeting of the shareholders. Such inspectors shall decide upon the qualifications of voters, accept and count the votes for and against the questions presented, report the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. The inspectors need not be shareholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested. Before acting as herein provided each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

Section 2.09.   List of Shareholders.   It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, or cause to be prepared and made, at least ten days before every meeting of the shareholders, a complete list of the shareholders entitled to vote thereat, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of shareholder. Such list shall be open during ordinary business hours to the examination of any shareholder for any purpose germane to the meeting for a period of at least ten days prior to the election, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. Upon the willful neglect or refusal of the directors to produce such list at any meeting for the election of directors they shall be ineligible for election to any office at such meeting. The stock ledger shall be conclusive evidence as to who are the shareholders entitled to examined the stock ledger and the list of shareholders required by this Section 2.09 on the books of the Corporation or to vote in person or by proxy at any meeting of shareholders.
ARTICLE 3.
BOARD OF DIRECTORS
Section 3.01.   General Powers.   The business, property and affairs of the Corporation shall be managed by the Board of Directors.
Section 3.02.   Number, Qualifications and Term of Office.   The number of directors of the Corporation which shall constitute the whole Board of Directors shall be such number, not less than four (4) as from time to time shall be fixed by the Board of Directors. A director need not be a shareholder. Each director shall hold office until the annual meeting of the shareholders next following his election and until his successor shall have been duly elected and shall qualify, or until his death, or until he shall resign, or until he shall have been removed in the manner hereinafter provided.
Section 3.03.   Election of Directors.   Except as otherwise provided by the Articles of Incorporation, at each annual meeting of the shareholders for the election of directors at which a quorum is present, the persons, not exceeding the authorized number of directors, receiving the greatest number of votes of the shareholders entitled to vote thereon, present in person or by proxy, shall be the directors. In the case of any increase in the number of directors, the additional director or directors may be elected either at the meeting of the Board of Directors or of the shareholders at which such increase is voted, or at any subsequent annual, regular or special meeting of the Board of Directors or shareholders.
Section 3.04.   Quorum and Manner of Acting.   Except as otherwise provided by statute or by the Articles of Incorporation, a majority of the directors at the time in office shall constitute a quorum for the transaction of business at any meeting and the affirmative action of a majority of the directors present at any meeting at which a quorum is present shall be required for the taking of any action by the Board of Directors. In the event one or more of the directors shall be disqualified to vote at such meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no event shall the quorum as adjusted be less than one third of the total number of directors. In the absence of a quorum at any meeting of the Board such meeting need not be held; or a majority of the directors present thereat or, if no director be present, the Secretary may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.
Section 3.05.   Offices, Place of Meeting and Records.   The Board of Directors may hold meetings, have an office or offices and keep the books and records of the Corporation at such place or places within or without the State of Florida as the Board may from time to time determine. The place of meeting shall be specified or fixed in the respective notice or waivers of notice thereof, except where otherwise provided by statute, by the Articles of Incorporation or these Bylaws.
Section 3.06.   Annual Meeting.   The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable following each annual election of directors. Such meeting shall be called and held at the place and time specified in the notice or waiver of notice thereof as in the case of a special meeting of the Board of Directors.

Section 3.07.   Regular Meetings.   Regular meetings of the Board of Directors shall be held at such places and at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at said place at the same hour on the next succeeding business day. Notice of regular meetings need not be given; provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, telex, facsimile or cable, to each director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any director who attends the first regular meeting after such action is taken without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting.
Section 3.08.   Special Meetings; Notice.   Special meetings of the Board of Directors shall be held whenever called by the President or the Chairman or by any two of the directors. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the day on which the meeting is to be held, or shall be sent to him at his residence or at such place of business by telegraph, cable or other available means, or shall be delivered personally or by telephone, not later than one day before the day on which the meeting is to be held. Each such notice shall state the time and place of the meeting but need not state the purpose thereof except as otherwise expressly herein provided. Notice of any such meeting need not be given to any director, however if waived by him in writing or by telegraph, cable or other available means, or if he shall be present at such meeting.
Section 3.09.   Organization. At each meeting of the Board of Directors the President or Chairmen or, in his or their absence, a director chosen by a majority of the directors present shall act as chairman. The Secretary or, in his absence an Assistant Secretary or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.
Section 3.10.   Order of Business.   At all meetings of the Board of Directors business shall be transacted in the order determined by the Board.
Section 3.11.   Removal of Directors.   Except as otherwise provided in the Articles of Incorporation or in these Bylaws, any director may be removed, either with or without cause, at any time, by the affirmative vote of the holders of record of a majority of the issued and outstanding stock entitled to vote for the election of directors of the Corporation given at a special meeting of the shareholders called and held for the purpose; and the vacancy in the Board caused by any such removal may be filled by such shareholders at such meeting in the manner hereinafter provided or, if the shareholders at such meeting shall fail to fill such vacancy, as in these Bylaws provided.
Section 3.12.   Resignation.   Any director of the Corporation may resign at any time by delivering a written notice of his resignation to the Board of Directors, the President or Chairman, or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 3.13.   Vacancies.   Any vacancy in the Board of Directors caused by death, resignation, removal, disqualification, an increase in the number of directors, or any other cause may be filled by majority action of the remaining directors then in office, though less than a quorum, or by the shareholders of the Corporation at the next annual meeting or any special meeting called for the purpose, and each director so elected shall hold office until the next annual election of directors and until his successor shall be duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner herein provided.
Section 3.14.   Compensation.   Each director, in consideration of his serving as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors’ meetings, or both, as the Board of Directors shall from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefore.

ARTICLE 4.
COMMITTEES
Section 4.01.   Executive Committee.   The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, appoint an Executive Committee to consist of not less than two members of the Board of Directors, including the President or Chairman, and shall designate one of the members as its chairman. Notwithstanding any limitation on the size of the Executive Committee, the Committee may invite members of the Board to attend one at a time at its meetings. For the purpose of the meeting he so attends, the invited director shall be entitled to vote on matters considered at such meeting and shall receive the Executive Committee fee for such attendance. At any time one additional director may be invited to an Executive Committee meeting in addition to the rotational invitee and in such case such additional invitee shall also be entitled to vote on matters considered at such meeting and shall receive the Executive Committee fee for such attendance .
Each member of the Executive Committee shall hold office, so long as he shall remain a director, until the first meeting of the Board of Directors held after the next annual meeting of the Board of Directors held after the next annual election of directors and until his successor is duly appointed and qualified. The chairman of the Executive Committee or, in his absence, a member of the Committee chosen by a majority of the members present shall preside at meetings of the Executive Committee and the Secretary or an Assistant Secretary of the Corporation, or such other person as the Executive Committee shall from time to time determine, shall act as secretary of the Executive Committee.
The Board of Directors, by action of the majority of the whole Board, shall fill vacancies in the Executive Committee.
Section 4.02.   Powers.   During the intervals between the meetings of the Board of Directors, the Executive Committee shall have and may exercise all the powers of the Board of Directors in all cases in which specific directions shall not have been given by the Board of Directors.
Section 4.03.   Procedures; Meetings; Quorum.   The Executive Committee shall fix its own rules of procedure subject to the approval of the Board of Directors, and shall meet at such times and at such place or places as may be provided by such rules. At every meeting of the Executive Committee the presence of a majority of all the members shall be necessary to constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of a quorum at any meeting of the Executive Committee such meeting need not be held, or a majority of the members present thereat or, if no members be present, the secretary of the meeting may adjourn such meeting from time to time until a quorum be present.
Section 4.04.   Compensation.   Each member of the Executive Committee shall be entitled to receive from the Corporation such fee, if any, as shall be fixed by the Board of Directors, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties.
Section 4.05.   Other Board Committees.   The Board of Directors may from time to time, by resolution passed by a majority of the whole Board, designate one or more committees in addition to the Executive Committee, each committee to consist of two or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation.
A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.
Section 4.06.   Alternates.   The President or Chairmen may designate one or more directors as alternate members of any committee who may act in the place and stead of members who temporarily cannot attend any such meeting.
Section 4.07.   Additional Committees.   The Board of Directors may from time to time create such additional committees of directors, officers, employees or other persons designated by it (or any combination of such persons) for the purpose of advising the Board, the Executive Committee and the officers and employees of the Corporation in all such matters as the Board shall deem advisable and with such functions and duties as the Board shall by resolutions prescribe.
A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have the power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.
ARTICLE 5.
ACTION BY CONSENT
Section 5.01.   Consent by Directors.   Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if prior to such action a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board of such committee.
Section 5.02.   Consent by Shareholders.   Any action required or permitted to be taken at any meeting of the shareholders may be taken without a meeting upon the written consent of the holders of shares of stock entitled to vote who hold the number of shares which in the aggregate are at least equal to the percentage of the total vote required by statute or the Articles of Incorporation or these Bylaws for the proposed corporate action.
(a)   In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 5.02(a)). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 5.02(a) or otherwise within ten (10) days of the date on which such a request is received, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Florida, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.
(b)   In the event of the delivery, in the manner provided by Section 5.02(a), to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 5.02(a) represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 5.02(b) shall in any way be construed to suggest or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any consent revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
(c)   Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received in accordance with Section 5.02(a), a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in Section 5.02(a).
ARTICLE 6.
OFFICERS
Section 6.01.   Number.   The principal officers of the Corporation shall be a President, a Treasurer and a Secretary. In addition, there may be such other or subordinate officers, agents and employees as may be appointed in accordance with the provisions of Section 6.03. Any two or more offices may be held by the same person, except that the office of Secretary shall be held by a person other than the person holding the office of President.
Section 6.02.   Election; Qualifications and Term of Office.   Each officer of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 6.03, shall be elected annually by the Board of Directors and shall hold office until his successor shall have been duly elected and qualified, or until his death, or until he shall have resigned or shall have been removed in the manner herein provided. The President shall be and remain a director. No Alien shall be qualified to act as an officer of the Corporation.
Section 6.03.   Other Officers.   The Corporation may have such other officers, agents, and employees as the Board of Directors may deem necessary, including a Chairman, one or more Vice Presidents, a Controller, one or more Assistant Controllers, one or more Assistant Treasurers and one or more Assistant Secretaries, each of whom shall hold office for such period, have such authority, and perform such duties as the Board of Directors, any committee of the Board designated by it to so act, or the President or Chairman may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint or remove any such subordinate officers, agents or employees.
Section 6.04.   Removal.   Any officer may be removed, either with or without cause, by the vote of a majority of the whole Board of Directors or, except in the case of any officer elected by the Board of Directors, by any committee of officers upon whom the power of removal may be conferred by the Board of Directors.
Section 6.05.   Resignation.   Any officer may resign at any time by giving written notice to the Board of Directors, or the Chairman, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 6.06.   Vacancies.   A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for regular election or appointment to such office.
Section 6.07.   Chairman of the Board.   The Chairman of the Board shall be a director and shall preside at all meetings of the Board of Directors and shareholders. Subject to determination by the Board of Directors, the Chairman shall have general executive powers and such specific powers and duties as from time to time may be conferred or assigned by the Board of Directors.
Section 6.08.   President.   Subject to definition by the Board of Directors, he shall have general executive powers and such specific powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors or any committee of the Board designated by it to so act, or by the President. In the absence of the Chairman, the President shall preside at all meetings of the shareholders.
Section 6.09.   Vice President.   Each Vice President shall have such powers and perform such duties as the Board of Directors or the Executive Committee may from time to time prescribe or as shall be assigned to him by the President.

Section 6.10.   Treasurer.   The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and shall deposit all such funds to the credit of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws; he shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the Executive Committee, making proper vouchers for such disbursements, and shall render to the Board of Directors or the shareholders, whenever the Board may require him so to do, a statement of all his transactions as Treasurer and of the financial condition of the Corporation; and, in general, he shall perform all the duties as from time to time may be assigned to him by the Board of Directors or any committee of the Board designated by it so to act, or by the President or Chairman.
Section 6.11.   Secretary.   The Secretary shall record or cause to be recorded in books provided for the purpose the minutes of the meetings of the shareholders, the Board of Directors, and all committees of which a secretary shall not have been appointed; shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; shall be custodian of all corporate records (other than financial) and of the seal of the Corporation and see that the seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; shall keep, or cause to be kept, the list of shareholders as required by Section 2.09, which include the post-office addresses of the shareholders and the number of shares held by them, respectively, and shall make or cause to be made, all proper changes therein, shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board of Directors, the Executive Committee or the President.
Section 6.12.   Salaries.   The salaries of the principal officers of the Corporation shall be fixed from time to time by the Board of Directors or a special committee thereof, and none of such officers shall be prevented from receiving a salary by reason of the fact that he is a director of the corporation.
ARTICLE 7.
INDEMNIFICATION
Section 7.01.   Indemnity.   Each person who at any time is, or shall have been, a director or officer of the Corporation, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is, or was, a director, officer, employee or agent of the Corporation, or is or has served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding to the full extent permitted under, and in accordance with the procedures and limitations set forth in, the Florida Business Corporation Act, as the same exists and may subsequently be amended (the “FBCA”), as from time to time amended. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which such director, officer, employee or agent may be entitled, under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
Section 7.02.   Procedure for Indemnification of Directors and Officers.   Any indemnification of a director or officer of the Corporation under Section 7.01, or advance of costs, charges and expenses to a director or officer permitted by Section 7.01 of this Article, shall be made promptly, and in any event within thirty days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the FBCA, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the FBCA, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
Section 7.03.   Survival; Preservation of Other Rights.   The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provision as well as the relevant provisions of the FBCA are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer, employee or agent.
The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
Section 7.04.   Insurance.   The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms.
Section 7.05.   Severability.   If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.
ARTICLE 8.
CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
Section 8.01.   Execution of Contracts.   Unless the Board of Directors shall otherwise determine, the President or Chairman, any Vice President, the Treasurer, the Secretary or any Assistant Secretary, may enter into any contract or execute any contract or other instrument, the execution of which is not otherwise specifically provided for, in the name and on behalf of the Corporation. The Board of Directors, or any committee designated thereby with power so to act, except as otherwise provided in these Bylaws, may authorize any other or additional officer or officers or agent or agents of the Corporation, and such authority may be general or confined to specific instances. Unless authorized so to do by these Bylaws or by the Board of Directors or by any such committee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.
Section 8.02.   Loans.   No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors or Executive Committee or any committee of the Board designated by it so to act. Such authority may be general or confined to specific instances. When so authorized, the officer or officers thereunto authorized may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.
Section 8.03.   Checks, Drafts, etc.   All checks, drafts, bills or exchange or other orders for the payment of money, obligations, notes, or other evidence of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation, shall be signed or endorsed by such officer or officers, agent or agents, attorney or attorneys, employee or employees, of the Corporation as shall from time to time be determined by resolution of the Board of Directors or Executive Committee or any committee of the Board designated by it so to act.
Section 8.04.   Deposits.   All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation is such banks, trust companies or other depositaries as the Board of Directors or Executive Committee or any committee of the Board designated by it so to act may from time to time designate, or as may be designated by any officer or officers or agent or agents of the Corporation to whom such power may be delegated by the Board of Directors or Executive Committee or any committee of the Board designated by it so to act and, for the purpose of such deposit and for the purposes of collection for the account of the Corporation may be endorsed, assigned and delivered by any officer, agent or employee of the Corporation or in such other manner as may from time to time be designated or determined by resolution of the Board of Directors or Executive Committee or any committee of the Board designated by it so to act.
Section 8.05.   Proxies in Respect of Securities of Other Corporations.   Unless otherwise provided by resolution adopted by the Board of Directors or Executive Committee or any committee of the Board designated by it to so act, the Chairman or President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or trust any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association or trust, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, association or trust, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.
ARTICLE 9.
BOOKS AND RECORDS
Section 9.01.   Place.   The books and records of the Corporation may be kept at such places within or without the State of Florida as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the board of Directors.
Section 9.02.   Addresses of Shareholders.   Each shareholder shall furnish to the Secretary of the Corporation or to the transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served upon or mailed to him, and if any shareholder shall fail to designate such address, corporate notices may be served upon him by mail, postage prepaid, to him at his post-office address last known to the Secretary or to the transfer agent of the Corporation or by transmitting a notice thereof to him at such address by telegraph, cable or other available method.
Section 9.03.   Record Dates.   The Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of any rights, or the date when any change or conversion or exchange of capital stock of the Corporation shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting or any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any change, conversion or exchange or capital stock of the Corporation, or to give such consent, and in each such case such shareholders and only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.
Section 9.04.   Audit of Books and Records.   The books and accounts of the Corporation shall be audited at least once in each fiscal year by certified public accountants of good standing selected by the Board of Directors.
ARTICLE 10.
SHARES AND THEIR TRANSFER
Section 10.01.   Certificates of Stock.   Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board of Directors shall prescribe. Every such certificate shall be signed by the Chairman, President or a Vice President, and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; provided, however, that where such certificate is signed or countersigned by a transfer agent or registrar the signatures of such officers of the Corporation and the seal of the Corporation may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used thereof had not ceased to be such officer or officers of the Corporation.
Section 10.02.   Certificates of Stock Issued to Aliens.   Every owner of stock of the Corporation who is identified as an Alien (as defined in Article Eleven of the Articles of Incorporation) shall receive that form of certificate designated as a “foreign share certificate.” Each foreign share certificate shall certify the number of shares of stock owned in the Corporation by the Alien and shall designate the class of stock to which such shares belong, and shall otherwise be in such form as the Board of Directors shall prescribe. Every such certificate shall be signed by the Chairman, President or a Vice President, and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; provided, however, that where such certificate is signed or countersigned by a transfer agent or registrar the signatures of such officers of the Corporation and the seal of the Corporation may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used thereof had not ceased to be such officer or officers of the Corporation.
Section 10.03.   Legend.   Every certificate of stock shall have a restriction noted conspicuously on the certificate and shall set forth on either the face or back of the certificate a legend informing the holder of the certificate that the shares of stock represented by the certificate shall not be transferred to any Alien if, as a result of such transfer, an Alien, either individually or in the aggregate, would hold in excess of twenty-five percent (25%) of the total number of outstanding shares of capital stock of the Corporation.
Section 10.04.   Record.   A record shall be kept of the name of the person, firm or corporation owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, and the date thereof, and, in case of cancellation, the date of cancellation. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

Section 10.05.   Transfer of Stock.   Transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized, and on the surrender of the certificate or certificates for such shares properly endorsed.
Section 10.06.   Transfer Agent and Registrar; Regulations.   The Corporation shall, if and whenever the Board of Directors or Executive Committee shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors, where the shares of the capital stock of the Corporation shall be directly transferable, and also if and whenever the Board of Directors shall so determine, maintain one or more registry offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.
Section 10.07.   Lost, Destroyed or Mutilated Certificates.   In case of the alleged loss or destruction or the mutilation of a certificate representing capital stock of the Corporation, a new certificate may be issued in place thereof, in the manner and upon such terms as the Board of Directors may prescribe.
ARTICLE 11.
SEAL
The Board of Directors shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation.
ARTICLE 12.
FISCAL YEAR
The fiscal year of the Corporation shall commence on the first day of January, except as otherwise provided from time to time by the Board of Directors.
ARTICLE 13.
WAIVER OF NOTICE
Whenever any notice whatever is required to be given by statute, these Bylaws or the Articles of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.
ARTICLE 14.
AMENDMENTS
These Bylaws may be amended, altered or repealed: (a) by resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies on the Board of Directors at any regular or special meeting of the Board if, in the case of a special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or (b) by the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of stock of the Corporation entitled to vote on the election of directors at any annual meeting of the shareholders.

MMMMMMMMMMMM 000004ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext000000000.000000 ext000000000.000000 ext C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 10, 2020.OnlineGo to www.investorvote.com/SGAor scan the QR code — login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery at www.investorvote.com/SGA Annual Meeting Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qProposals — The Board of Directors recommends a vote FOR all the nominees listed; FOR Proposals 2, 3, 4 and 5;Aand AGAINST Proposal 6.1. To elect directors for the ensuing year and until their successors are elected and qualified. +For WithholdFor WithholdFor Withhold 01 - Clarke R. Brown, Jr.04 - Roy F. Coppedge, III07 - Gary Stevens 02 - Edward K. Christian05 - Warren S. Lada 03 - Timothy J. Clarke06 - G. Dean Pearce 2. To ratify the appointment of UHY to serve as our independent registered accounting firm for the fiscal year ending December 31, 2020; For Against Abstain 3. To re-appprove the material terms of the Chief ExecutiveOfficer Annual Incentive Plan; For Against Abstain 4. To adopt, in a non-binding advisory vote, a resolution approving the compensation of our named executive officers, asdescribed in the proxy statement; 5. To approve the reincorporation of the Company from theState of Delaware to the State of Florida; 6. To vote on a stockholder proposal to amend the Company’s articles of incorporation and/or bylaws to adopt a majority voting standard in uncontested director elections.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND 1 U P X 4 5 5 3 9 5

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 11, 2020.The Proxy Statement and the 2019 Annual Report to Stockholders are available at:www.edocumentview.com/SGA.Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SGAq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qProxy — SAGA COMMUNICATIONS, INC.+Annual Meeting of Stockholders – May 11, 2020THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned hereby appoints Edward K. Christian, Samuel D. Bush and Marcia K. Lobaito, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Saga Communications, Inc. Class A Common Stock, $.01 par value, which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at the Company’s Corporate Offices,73 Kercheval Avenue, Grosse Pointe Farms, Michigan on May 11, 2020 at 10:00 a.m. Eastern Daylight Time or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1; “FOR” PROPOSALS 2, 3, 4 AND 5; AND “AGAINST” PROPOSAL 6.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Continued and to be marked, dated and signed, on the other side)C Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.+